EXHIBIT 2.4

Seller Listing Schedules

Attached hereto are the schedules to that certain Purchase Agreement dated as of May 17, 2006 (the “Agreement”), by and between Mentor Corporation, a Minnesota corporation (“Seller”), and Coloplast A/S, a Danish corporation (“Buyer”) (Buyer and Seller may hereinafter be referred to individually as a “Party” and collectively as the “Parties”), and constitutes the “Schedules” as defined in Section 1.140 of the Agreement. Unless otherwise noted herein, any capitalized term used in the Schedules shall have the same meaning assigned to such term in the Agreement.

The Schedules are qualified in their entirety by reference to specific provisions of the Agreement. The section numbers used in the Schedules correspond to the section numbers of the Agreement.

Where the terms of a contract, lease, agreement or other disclosure item have been summarized or described in the Schedules, such summary or description does not purport to be a complete statement of the material terms of such contract, lease, agreement or other disclosure item and such summaries are qualified in their entirety by the specific terms of such agreements or documents.

By shareholder action dated September 26, 2002, Porges was transformed from an SA stock corporation (“société anonyme”) to an SAS simplified stock corporation (“société par actions simplifiée”). Any references to Porges, Porges SA and Porges SAS refer to one and the same entity.

Seller Listing Schedules

Schedule 1.6

Assumed Liabilities

Subject in each case to Seller’s indemnification obligations to the Buyer Indemnified Parties pursuant to Section 11.3 of the Agreement, the following constitute Assumed Liabilities.

1.
All accounts payable and all other liabilities of Seller and its Subsidiaries listed on the Final Statement, including but not limited to accrued royalties, sales returns and rebates, notes payable (acquisition-related) and deferred revenue, travel and consulting fees, property tax fees and pension obligations, other than items listed on Schedule 1.60 (Excluded Liabilities).

2.	The following Liabilities, whether or not listed on the Final Statement:

a.
All Liabilities arising on or after the Closing relating to the operation of the Business by Buyer, the Transferred Assets and/or the Transferred IPR, including Liabilities for any infringement of the IPR of third Persons arising from the operation of the Business following the Closing including the sale of products by Buyer following the Closing.

b.	All Liabilities relating to milestone or future payments under Transferred Contracts becoming due after Closing.

c.
All Liabilities (including attorneys’ fees and costs of defense) arising out of or resulting from any sale of the Products, whether prior to or on or after the Closing, including agreements of indemnification, guaranty or warranty relating to the Products and any Product Liability Claims, other than (i) Liabilities (including attorneys’ fees and costs of defense) with respect to written claims delivered to Seller and/or its Subsidiaries prior to the Closing and (ii) Liabilities (including attorneys’ fees and costs of defense) with respect to Product Liability Claims that constitute Excluded Liabilities, including those Excluded Liabilities under paragraphs 1 and 9 of Schedule 1.60.

d.	All Buyer Employment Liabilities assumed by Buyer pursuant to Section 7.6 and all other Liabilities related to the Transferred Employees other than Seller Employment Liabilities.

e.	All Liabilities to be borne by Buyer pursuant to Section 8.1.

f.	All Liabilities of Seller and its Subsidiaries to customers or patients for the repair, replacement or return of, or credit for, Products sold prior to or on or after the Closing.

3.
All Taxes that Buyer has agreed to pay pursuant to the Agreement including, without limitation, all Taxes that are the responsibility of Buyer pursuant to Section 8.7(a)(ii) and Buyer’s portion of any Transfer Taxes pursuant to Section 8.7(c).

Seller Listing Schedules

Schedule 1.6

Assumed Liabilities

Subject in each case to Seller’s indemnification obligations to the Buyer Indemnified Parties pursuant to Section 11.3 of the Agreement, the following constitute Assumed Liabilities.

1.
All accounts payable and all other liabilities of Seller and its Subsidiaries listed on the Final Statement, including but not limited to accrued royalties, sales returns and rebates, notes payable (acquisition-related) and deferred revenue, travel and consulting fees, property tax fees and pension obligations, other than items listed on Schedule 1.60 (Excluded Liabilities).

2.	The following Liabilities, whether or not listed on the Final Statement:

a.
All Liabilities arising on or after the Closing relating to the operation of the Business by Buyer, the Transferred Assets and/or the Transferred IPR, including Liabilities for any infringement of the IPR of third Persons arising from the operation of the Business following the Closing including the sale of products by Buyer following the Closing.

b.	All Liabilities relating to milestone or future payments under Transferred Contracts becoming due after Closing.

c.
All Liabilities (including attorneys’ fees and costs of defense) arising out of or resulting from any sale of the Products, whether prior to or on or after the Closing, including agreements of indemnification, guaranty or warranty relating to the Products and any Product Liability Claims, other than (i) Liabilities (including attorneys’ fees and costs of defense) with respect to written claims delivered to Seller and/or its Subsidiaries prior to the Closing and (ii) Liabilities (including attorneys’ fees and costs of defense) with respect to Product Liability Claims that constitute Excluded Liabilities, including those Excluded Liabilities under paragraphs 1 and 9 of Schedule 1.60.

d.	All Buyer Employment Liabilities assumed by Buyer pursuant to Section 7.6 and all other Liabilities related to the Transferred Employees other than Seller Employment Liabilities.

e.	All Liabilities to be borne by Buyer pursuant to Section 8.1.

f.	All Liabilities of Seller and its Subsidiaries to customers or patients for the repair, replacement or return of, or credit for, Products sold prior to or on or after the Closing.

3.
All Taxes that Buyer has agreed to pay pursuant to the Agreement including, without limitation, all Taxes that are the responsibility of Buyer pursuant to Section 8.7(a)(ii) and Buyer’s portion of any Transfer Taxes pursuant to Section 8.7(c).

4.
Any and all Liabilities in connection with the Business, Real Property and/or the Transferred Assets arising at any time (past, present or future) out of, in connection with or relating to: (i) Environmental Claims, (ii) Environmental Conditions, (iii) Environmental Permits or the violation of Environmental Laws, excluding, in all cases, the Seller’s Environmental Indemnification Obligations.

5.
All Liabilities of Mentor Benelux B.V. related to the Transferred Business (provided that (i) Liabilities for Product Liability Claims shall be subject to the provisions of paragraph 2.c. above and (ii) Liabilities for Environmental Claims, Environmental Conditions, Environmental Permits or the violation of Environmental Laws shall be subject to paragraph 4 above).

Notwithstanding anything in the Agreement or the Schedules to the contrary, it is understood that Buyer shall assume all Liabilities of Transferred Subsidiaries by virtue of Buyer’s acquisition of the Transferred Equity Interests, other than items listed on Schedule 1.60 (Excluded Liabilities).

Seller Listing Schedules

Schedule 1.59

Excluded Assets

All of Seller’s and its Subsidiaries’ right, title and interest in and to:

1.	The Infrastructure Assets.

2.	All IPR of Seller and its Subsidiaries, other than the Transferred IPR.

3.
All amounts received or recognized by Seller or any of its Subsidiaries with respect to the Transferred IPR, including for the infringement thereof by third parties, prior to the Closing, other than the receipt of the proceeds of the Porges Asset Sale.

4.	All Employee Benefit Plan assets held by Seller or one of its Subsidiaries (other than a Transferred Subsidiary) for the benefit of Employees.

5.	All Contracts to which Seller or one of its Subsidiaries is a party, other than the Transferred Contracts and the Assigned Leases.

6.	All cash, certificates of deposit, cash equivalents and short-term investments of Seller and its Subsidiaries.

7.	All Equity Interests beneficially owned by Seller or one of its Subsidiaries in any Person, other than the Transferred Equity Interests.

8.
Any rights relating to the Transferred Assets, which arise prior to the Closing and for which Seller or any of its Subsidiaries (other than a Transferred Subsidiary) has suffered Losses or made a claim against a third party in connection with potential Losses relating to such Transferred Assets.

9.
All personnel records (other than the Transferred Employee Records), all records and documents prepared in connection with the transactions contemplated hereby (other than such records and documents or copies thereof to be delivered to Buyer or a Subsidiary thereof pursuant to the express terms of an Operative Agreement) and all other personnel records or documents that Seller (or a Subsidiary thereof) is required by Law to retain in its possession.

10.	All rights of Seller and its Subsidiaries (other than the Transferred Subsidiaries) under any of the Operative Agreements.

11.	All interest of Seller and its Subsidiaries in real property, other than as contemplated under the Operative Agreements.

12.	All insurance policies and any rights, claims or choses in action under such insurance policies, except for Transferred Contracts.

Seller Listing Schedules

13.	All of Seller’s enterprise-wide procurement Contracts, other than Transferred Contracts.

14.	Office furniture and office equipment, fixtures and leasehold improvements at all locations other than at the Real Property.

15.
All other assets, tangible and intangible, of Seller (or a Subsidiary thereof) that do not comprise the Transferred Assets, including any physical or tangible copy of any work of authorship (whether in electronic, written or other media) or other Technology, which is embodied by, or relates to, any Excluded Assets.

16.	Any and all of Seller’s and Seller’s Subsidiary’s (including the Transferred Subsidiaries) assets used exclusively in aesthetics.

17.
All ObTape® brand products, including any components thereof, any instruments or other accessories sold in conjunction with and for use strictly with ObTape®, and Marks, advertising and marketing materials used strictly with ObTape®.

18.	Any and all of Seller’s and Seller’s Subsidiary’s (including the Transferred Subsidiaries) assets with respect to dermal fillers and other bulking agents and toxins, including botulinum toxins.

19.
The manufacturing facility in Anoka, Minnesota, the assets contained therein and any other assets (including, without limitation, all confidential information, Patents, Trade Secrets and other IPR with respect thereto) used or necessary for the production of silicone male external catheters therein.

20.	The assets set forth on Annex A hereto.

Seller Listing Schedules

Schedule 1.60

Excluded Liabilities

Subject in each case to Buyer’s indemnification obligations to the Seller Indemnified Parties pursuant to Section 11.2 of the Agreement, the following constitute Excluded Liabilities.

1.
All Liabilities (including attorneys fees’ and costs of defense) relating to the ObTape® brand products, including any components thereof, and any instruments or other accessories sold in conjunction with and for use strictly with ObTape®, other than with respect to any sales by or on behalf of Buyer of ObTape® brand products, including any components thereof, and any instruments or other accessories sold in conjunction with and for use strictly with ObTape®, following the Closing.

2.	All Seller Employment Liabilities with respect to Transferred Employees pursuant to Section 7.7.

3.	All Liabilities to be borne by Seller pursuant to Section 8.1.

4.
Any Liability of Seller or any Subsidiary to any broker, finder or agent for any investment banking or brokerage fees, finder’s fees or commission with respect to the transactions contemplated by this Agreement.

5.	Any Liability of Seller or any Subsidiary for indebtedness for borrowed money.

6.
Any Liability of Seller or any Subsidiary for costs and expenses incurred by Seller or any Subsidiary in connection with the negotiation of (A) this Agreement or (B) the transactions contemplated by this Agreement except as otherwise set forth in the Agreement.

7.	All Pre-Closing Taxes and Seller's portion of any Transfer Taxes pursuant to Section 8.7(c) of the Agreement.

8.
Liabilities arising out of or resulting from any sale of the Products prior to the Closing, including agreements of indemnification, guaranty or warranty relating to the Products (other than, in each case, Product Liability Claims, which are addressed in paragraph 9 below), for which Seller and/or its Subsidiaries have received written claims prior to the Closing.

9.
Liabilities (including attorneys’ fees and costs of defense) arising out of or resulting from Product Liability Claims relating to the Products or arising out of or resulting from any agreement of indemnification, guaranty or warranty in respect of a Product Liability Claim, provided, that in each case: (i) such Liabilities are with respect to Product Liability Claims Made prior to the Closing; or (ii) such Liabilities are with respect to Product Liability Claims Made with respect to Products sold by Seller, which claims are Made on or before the seventh (7th) anniversary of the Closing Date, provided that Buyer shall have the burden of proof to establish that the Products that are the subject of such Product Liability Claims Made under this clause (ii) were sold by Seller.

Seller Listing Schedules

10.
All litigation pending before a court or arbitrator as of the Closing Date, and any litigation rising out of the same underlying facts or circumstances as those alleged in the aforementioned pending litigation.

11.	All past, present and future obligations to South Bay Medical LLC under the Purchase and Sale Agreement dated January 19, 2001 between Seller and South Bay Medical LLC.

Seller Listing Schedules

Schedule 1.79

Infrastructure Assets

The assets set forth on Annex B hereto.

Seller Listing Schedules

Schedule 1.84(a)

Individuals (Knowledge)

David J. Adornetto, Vice President, Operations
David Amerson, Vice President Urology Sales & Marketing
Jerry R. Barber, Vice President, Research
Kathleen M. Beauchamp, Vice President, Sales & Marketing
A. Chris Fawzy, Vice President and General Counsel
Kristine Foss, Vice President, Clinical Affairs and Regulatory Submissions
Tom Garcia, Associate Counsel
Adri Hoogwerf, President (Porges SAS)
Joshua H. Levine, President and Chief Executive Officer
Karun Naga, Intellectual Property Counsel
Loren L. McFarland, Vice President and Chief Financial Officer
Tim Palmer, Vice President Manufacturing Operations (Minnesota)
Clarke L. Scherff, Vice President, Regulatory Compliance & Quality
Tom Springer Vice President of Manufacturing Operations (MBI)
Cathryn S. Ullery, Vice President, Human Resources

Seller Listing Schedules

Schedule 1.84(b)

Individuals (Knowledge)

John Anderson, Director of Marketing, Health Care
Jean Christophe Bizon, Directeur International Urology and Healthcare Branches (France)
Brigitte Congard-Chassol, Regulatory Affairs Manager (France)
Delia Cook
Travis Gay, National Sales Manager
Udo Graf, Corporate Vice President of Development
Jean-Yves Henry, Finances (France)
Franck Lespinasses, Quality and Regulatory Division
Frederic Marie, R&D Manager (France)
Keith Modert, R&D Manager
Vincent Monsaignon, Medical & Marketing Director (France)
Herve Perez, Operations (France)
Lisa Reich, Director of Marketing

Seller Listing Schedules

Schedule 1.94

Licensed Patents

Patent No.	Title	Filed	Issued
US 4,890,866	Tubing Connector	March 14, 1989	January 2, 1990

Seller Listing Schedules

Schedule 1.104

Net Working Capital

“Net Working Capital” means the difference between:

(1) the sum of the following line items:

- trade accounts receivable, net of allowance for doubtful accounts (including any outstanding accounts receivable from a Subsidiary of Seller that is not a Transferred Subsidiary that was not terminated pursuant to Section 8.28 of the Agreement)

- trade inventory, net of inventory reserves

- prepaid literature

- royalties and other employee receivables

- other prepaid assets (excluding prepaid events)

- construction in process for projects approved by Buyer

AND

(2) the sum of the following line items:

- trade accounts payable (including any outstanding trade accounts payable that are payable to Seller or its Subsidiaries (other than the Transferred Subsidiaries) that was not terminated pursuant to Section 8.28 of the Agreement)

- accrued royalties

- accrued compensation (excluding any retention bonuses paid or payable to employees)

- income taxes payable

- other Accrued Liabilities excluding Accrued Product Liability (including sales rebates. accrued liabilities ,volume discounts , travel and consulting fees, A/P, accrued legal fees and accrued sales taxes and V.A.T.)

- sales returns

- warranty reserves without product liability reserves, and

- short-term portion of deferred revenue

Seller Listing Schedules

In each case as such items are reflected on a balance sheet of the Business prepared on a basis consistent with the Year-End Financials and the Most Recent Balance Sheet.

For purposes of calculating Net Working Capital and Net Working Capital Target, all amounts shall be presented on a constant exchange rate basis.

Seller Listing Schedules

Schedule 1.115

Permitted Encumbrances - U.S. Real Property

Minnesota

Address:

1499, 1525, 1601 and 1615 West River Road
Minneapolis, Minnesota

Specified Permitted Encumbrances:

1. Easement for electric transmission line purposes, together with any incidental rights, in favor of Northern States Power Company, a Minnesota corporation, as contained in the Underground Easement, dated July 2, 1971, recorded July 7, 1971, as Document No. 3893463; and as reserved in the Quit Claim Deed, dated September 3, 1971, recorded December 22, 1971, as Document No. 3923389.

2. Easement for electric transmission line purposes, together with any incidental rights, in favor of Northern States Power Company, a Minnesota corporation, as contained In the Easement, dated March 29, 1974, recorded April 15, 1974, as Document No. 4076568.

3. Easement for electric transmission line purposes, together with any incidental rights, in favor of Northern States Power Company, a Minnesota corporation, as contained in the Underground Easement, dated May 31, 1974, recorded June 18, 1974, as Document No. 4088868.

4. Covenants, conditions, restrictions, obligations, provisions, and easements as contained in the Reciprocal Easement Agreement, dated December 14,1977, recorded May 22,1978, as Document No.4379570; as modified by the Amendment to Reciprocal Easement Agreement, dated March 30, 1978, recorded May 22, 1978, as Document No. 4379571.

5. Easement for utility purposes, together with any incidental rights, in favor of the City of Minneapolis and Minnegasco, as contained in the Resolution No. 95R-208, dated July 24, 1995, recorded July 28, 1995, as Document No. 6456575.

6. Covenants, conditions, restrictions, obligations, provisions, and easements as contained in the Declaration of Covenants and Restrictions for 1401-1501 West River Road North, Minneapolis, Minnesota, dated June 30, 1977, recorded September 28, 1977, as Document No.4320414; as modified by the Amendment to Declaration of Covenants and Restrictions, dated February 2, 1978, recorded February 16, 1978, as Document No. 4357570.

Seller Listing Schedules

7. Covenants, conditions, restrictions, obligations, provisions, and easements as contained in the Declaration of North River Road Industrial Condominium Apartment Ownership No. 96, dated December 5, 1977, recorded March 9, 1978, as Document No. 4362001; and by the Floor Plans, recorded March 9, 1978, as Document No. 4362002; as modified by the Amendment No. 1 to Declaration of North River Road Industrial Condominium Apartment Ownership No. 96 and the attached Amended Floor Plan, dated September 29, 1989, recorded October 6, 1989, as Document No. 5581512.

8. Easement for electric transmission line purposes, together with any incidental rights, in favor of Northern States Power Company, a Minnesota corporation, as contained In the Easement, dated July 7, 1995, recorded July 19, 1995, as Document No. 6452744.

9. Easement for utility purposes, together with any incidental rights, in favor of the City of Minneapolis and Minnegasco, as contained in the Resolution No. 98R-380, dated October 19, 1998, recorded October 19, 1998, as Document No. 6988253; and also recorded November 9, 1998, as Document No. 6999727.

10. Mortgage executed by Benson-Orth Associates, Inc., a Minnesota corporation, as mortgagor, to The Farmers and Mechanics Savings Bank of Minneapolis, as mortgagee, dated May 23, 1974, recorded June 5, 1974, as Document No. 4086109.

11. Combination Mortgage, Security Agreement and Fixture Financing Statement executed by Dwayne E. Borg and Maxine E. Borg, his wife, as mortgagor, to The Farmers and Mechanics Savings Bank of Minneapolis, as mortgagee, dated September 25, 1978, recorded October 2, 1978, as Document No. 4416300.

The Mortgage shown above has been assigned to D&N Savings Bank, FSB as shown by the Assignment of Mortgage, dated August 9, 1986, recorded September 17, 1987, as Document No. 5324978.

12. Assignment of Rents and Leases executed by Dwayne E. Borg and Maxine E. Borg, his wife, as assignor, to The Farmers and Mechanics Savings Bank of Minneapolis, as assignee, dated September 25, 1978, recorded October 2, 1978 as Document No. 4416301.

13. Mortgage Loan Agreement executed by Mentor Corporation, a Minnesota corporation, as mortgagor, to the City of Minneapolis, Minnesota, as mortgagee, dated May 1, 1978, recorded August 23, 1978, as Document No. 4404927.

14. Easement for railroad purposes, together with any incidental rights, in favor of Chicago, Saint Paul, Minneapolis and Omaha Railway Company, a Wisconsin corporation, as contained in the Deed, dated August 1, 1969, recorded August 1, 1969, as Document No. 3787478; and as modified by Deed, dated April 7, 1972, recorded June 19, 1972, as Document No. 3952884.

Seller Listing Schedules

Oklahoma

Address:
120 N.E. 26th Street
Oklahoma City, Oklahoma

Specified Permitted Encumbrances:

1. Easement in favor of the City of Oklahoma City recorded in Book 99, Page 505.
2. All items affecting the subject lots as shown on the recorded plat thereof.

Seller Listing Schedules

Schedule 1.125(a)

Products (Existing)

Product Description	Family	Category

1-125 STRANDED	Iodine	BRC
I-125 LOOSE SEEDS	Iodine	BRC
I-125 PRESCRIPTION SEEDS	Iodine	BRC
I-125 ISOLOADER SEEDS	Iodine	BRC
I-125 MICK SEEDS	Iodine	BRC
I-125 SEEDVUE SEEDS	Iodine	BRC
P-103 STRANDED	Palladium	BRC
P-103 LOOSE SEEDS	Palladium	BRC
P-103 PRESCRIPTION SEEDS	Palladium	BRC
P-103 ISOLOADER SEEDS	Palladium	BRC
P-103 MICK SEEDS	Palladium	BRC
P-103 SEEDVUE SEEDS	Palladium	BRC
BRACHY: ISOLOADER / ACC.	BRC Other	BRC
ONC REBATES (ONCOLOGY)	Iodine	BRC
FREEDOM	Freedom MEC-M	Catheters
ACTIVE	Freedom MEC-M	Catheters
URO SAN	Freedom MEC-M	Catheters
GIZMO	Freedom MEC-M	Catheters
OTHER LATEX	Freedom MEC-M	Catheters
CLEAR ADV	Freedom MEC-M	Catheters
FREEDOM CLEAR	Freedom MEC-M	Catheters
OTHER NON-LATEX *	Freedom MEC-M	Catheters
REUSABLE LEG BAGS	Leg Bags-M	Catheters
DISPOSABLE LEG BAGS	Leg Bags-M	Catheters
LEG BAGS ACCESSORY	Leg Bags-M	Catheters

Seller Listing Schedules

Product Description	Family	Category

FEMALE	Self Catheters-M	Catheters
STRAIGHT TIP	Self Catheters-M	Catheters
SOFT CATH	Self Catheters-M	Catheters
PEDIATRIC	Self Catheters-M	Catheters
GUIDE STRIPE	Self Catheters-M	Catheters
COUDE	Self Catheters-M	Catheters
HYDROGEL	HYDROGEL-M	Catheters
CLOSED SYSTEM	Self Catheters-M	Catheters
ACCESSORIES	Self Catheters-M	Catheters
LUBRICIOUS Self Cath	Self Catheters-M	Catheters
MEC	Freedom MEC-M	Catheters
URETHRAL CATH	HC Other	Catheters
LATEX FOLEY CATH	Foley-M	Catheters
DRAINAGE BAGS	Freedom MEC-M	Catheters
TRAYS	Freedom MEC-M	Catheters
STANDARD CARE MISC.	Freedom MEC-M	Catheters
LATEX MEC	Freedom MEC-M	Catheters
NON LATEX MEC	Freedom MEC-M	Catheters
IS CATH	Freedom MEC-M	Catheters
OTHER GYN	HC Other	Catheters
BTA Stat	HC Other	Catheters
MISCELLANEOUS	HC Other	Catheters
POLYTEF (Non-Urology)	Other	ENT
STENTS	Other	Disposable Urology
MISC / CIRCLE NEPH	Other	Disposable Urology
Porges: PROSTATECTOMY	Porges Low	Disposable Urology
Porges: EASIVAC/ELEFANT	Porges Low	Disposable Urology
Porges: DORMIA	Porges Up	Disposable Urology

Seller Listing Schedules

Product Description	Family	Category

MISCELLANEOUS	Other	Disposable Urology
Porges MISC	Other	Disposable Urology
Porges UPPER UROLOGY	Porges Up	Disposable Urology
Porges LOWER UROLOGY	Porges Low	Disposable Urology
Porges OTHER UROLOGY	Porges Oth	Disposable Urology
Porges FOLEY	Foley	Disposable Urology
Porges MEC	Freedom MEC	Disposable Urology
Porges URETHAL CATH	Porges Low	Disposable Urology
Porges URODYNAMICS	Porges Low	Disposable Urology
Porges DRAIN BAGS	Leg Bags	Disposable Urology
Porges ISC	Self Catheters	Disposable Urology
MML OSTOMY CLOSED BAGS	Ostomy	Disposable Urology
MML OSTOMY DRAINAGE BAGS	Ostomy	Disposable Urology
MML OSTOMY OTHER	Ostomy	Disposable Urology
MML FOLEY LATEX	Foley	Disposable Urology
MML FOLEY SILICON	Foley	Disposable Urology
MML MEC	Freedom MEC	Disposable Urology
MML ISC	Self Catheters	Disposable Urology
MML ISC LUBRICIOUS	Self Catheters	Disposable Urology
MML DRAIN BAGS	Leg Bags	Disposable Urology
MML BEDSIDE DRAIN BAGS	Leg Bags	Disposable Urology
MML OTHER HC	Other	Disposable Urology
Porges OTHER	Other	Disposable Urology
MALLEABLE (Regular)	Accuform/Genesis	MH
ACUFORM/Genesis	Accuform/Genesis	MH
ALPHA 1 / TITAN	Titan	MH
ALPHA 1 / TITAN (NARROW)	Titan	MH

Seller Listing Schedules

Product Description	Family	Category

RESERVOIRS	Titan	MH
IPP COMPONENTS	Titan	MH
GEL TESTICULAR	Testiculars	MH
SALINE TESTICULAR	Testiculars	MH
TUTOPLAST	Tutoplast Tissue	WH
AXIS	Tutoplast Tissue	WH
BONE ANCHOR	WH Other	WH
ARIS TOT	Synthetic Sling	WH
PESSARIES	WH Other	WH
EXCEL TWO-PIECE INFLATABLE PENILE PROSTHESIS	IPP	BRC
ISOSTRAND	Isoloader	BRC
ISOLOADER	Isoloader	BRC
ISOLOADER LT	Isoloader	BRC

Seller Listing Schedules

Schedule 1.125(b)

Products (Under Development)

Excel Two-Piece Inflatable Penile Prosthesis

Titan One-Touch Release Pump

Soft Solid Testicular Prosthesis

Aris Suprapubic and Transvaginal kit

Novasilk Mesh

Bioflex Coloration

Male Incontinence Projects

Bladder Injection Needle

Hydrogel Douple Loop Stent

Nitinol Dormias

Cobra Single Use Biopsy Gun

Hydrogel Silicone Prostatectomy Catheter

Hydrogel Guidewire

Percutaneous Nephrostomy Introducer Set

Percutaneous Nephrostomy Dilatation Balloon

Double Loop Multilength Biosoft Duo Hydrogel Coated Products

Double Loop Metallic Ring

Aris Kit with Single Use Instruments

Posterior Access Ancillary Instrument

Sterile Vaginal Stent

Valved Catheter

Seller Listing Schedules

Antimicrobial Foley

Drug Eluting Catheters

Biologic coated mesh and slings

Antimicrobial slings and meshes

Uniquely Shaped Mesh

POP Repair System and Mesh

I-125 Seed Design

Isoloader II

Endometrial Gel Ablation (Selene)

Seller Listing Schedules

Schedule 1.161

Subsidiary Real Property

France

Legal Description of Land	Physical Description
Site called “Lotissement aux Eyrards”
CI 35	Surface: ~643 square meters
CI 36	Surface: ~4,630 square meters
CI 37	Surface: ~1,910 square meters
CI 38	Surface: ~442 square meters
Site called “Lotissement le Pontet ”
CE 50	Surface: ~11,365 square meters
DW 33	Surface: ~1,264 square meters
DW 54	Surface: ~7,157 square meters
Site called “Lotissement la Giragne”
DO 112	Surface: ~929 square meters Green spaces
DP 118	Surface: ~1,031 square meters Green spaces
DO 123	Surface: ~9 square meters Transforming station

United Kingdom

Unit 3
10 Commerce Way
Lancing
West Sussex
United Kingdom
Title Number: WSX17055

Seller Listing Schedules

Schedule 1.166

Third Party Licenses

Agreements permitting assignment without consent:

Exclusive Marketing and Distribution Agreement between Advanced Urological Developments and Mentor Corporation, dated June 26, 2002.

Supply Agreement between Porges and Go Medical Pty Ltd, dated December 22, 2000.

License and Consulting Agreement, between Mentor Corporation and Prolapse, Inc., dated October 3, 2005.

Patent License Agreement between Prosurg, Inc. Ashvin Desai and Mentor Corporation and Selene Corporation dated March 21, 2006.

Agreements not expressly permitting assignment without consent, or expressly requiring consent:

Patent License Agreement between Prosurg, Inc., A. Desai and AMI, LLC dated September 2, 2003.

License Agreement between Mentor Urology, Inc. and Saad Juma M.D dated April 7, 1995.

Letter Of Intent Regarding Exclusive License of International Patents to Mentor Corporation between Mentor Corporation and Analytic Biosurgical Solutions (ABISS) dated October 12, 2005.

Letter of Intent Regarding Manufacturing and Supply Agreement between the Mentor Corporation and Porges SAS and ABISS dated May 5, 2004.

License Agreement between Mentor Urology, Inc. and Robert Pelfrey M.D. dated March 10, 1994.

Urinary Bladder Drainage License Agreement between BSI (Surmodics, successor in interest) Corporation and Porges; February 27, 1995, as amended February 27, 1995, as amended June 24, 1999, and as amended December 29, 2004.

Settlement Agreement between Mentor Corporation and American Medical Systems, Inc. dated September 13, 2004.

Non-Exclusive Cross-License Agreement between Mentor Corporation and American Medical Systems, Inc. dated September 13, 2004.

Seller Listing Schedules

Master License Agreement, between Mentor Corporation and SurModics, Inc. dated March 31, 1999, as amended June 8, 1999 and July 1, 1999.

License Agreement, between Boston Scientific Corporation and Mentor Medical Inc. and including Mentor Corporation dated February 24, 2000.

Supply and Distribution Agreement, between Mentor Corporation and Polymedco, Inc. and its subsidiary Bion Diagnostic Sciences Inc. dated February 16, 2001, as amended August 7, 2002.

Exclusive Distribution Agreement, between Mentor Medical Inc. and Tutogen Medical, Inc. (formerly Biodynamics International Inc.) dated January 1, 1998, as amended on July 15, 1998, November 1, 1998, June 25, 1999, October 25, 2001, June 24, 2004, April 30, 2005 and January 30, 2006.

Manufacturing and Supply Agreement, between Mentor Minnesota Inc. and Plasco, Inc. dated January 26, 2001.

Settlement Agreement, between Mentor Corporation and McKesson Corporation, dated May 22, 1991.

Exclusive Distribution Agreement between Mentor Corporation and Vitalife, Inc., dated March 17, 2004.

Stock Purchase Agreement between MBI Holding, Inc., Mills Biopharmaceuticals, Inc., and Mentor Corporation dated December 31, 2001.

Agreement between Unomedical and Mentor Corporation, dated November 5, 2003, as amended February 10, 2004.

Exclusive Distribution Agreement between Mentor Corporation and Althea Medical, dated July 18, 2005.

Exclusive Distribution Agreement between Mentor Corporation and Apex International, dated December 1, 2004.

Exclusive Distribution Agreement between Mentor Corporation and ConvaTec, dated January 15, 2003, as amended May 11, 2004.

Exclusive Distribution Agreement between Mentor Corporation and DongBang Healthcare Products Co., dated July 27, 1994.

Exclusive Distribution Agreement between Mentor Corporation and Ecuasurgical SA, dated September 12, 2004.

Exclusive Distribution Agreement between Mentor Corporation and Endotherapeutics Pty Ltd., dated April 29, 2005.

Seller Listing Schedules

Exclusive Distribution Agreement between Mentor Corporation and H. Strattner & Cia Ltda, dated April 25, 2002, as amended July 24, 2003 and August 27, 2003.

Exclusive Distribution Agreement between Mentor Medical Inc. and Medicina Y Technologia S.A. De C.V., dated September 10, 2004.

Exclusive Distribution Agreement between Mentor Corporation and North West Co., LTD, dated November 11, 2004.

Exclusive Distribution Agreement between Mentor Corporation and Promex S.A, dated May 11, 2004.

Exclusive Distribution Agreement between Mentor Corporation and GCP Med, July 26, 2004.

Non-Exclusive Distribution Agreement between Mentor Corporation and Kirudan A/S, April 22, 1999.

Investigator Agreement between Mentor Corporation and Ajay Nehra M.D., dated January 23, 1997.

Investigator Agreement between Mentor Corporation and Rafael Mora M.D. dated May 25, 2005.

Investigator Agreement between Mentor Corporation and David McLeod M.D. dated September 2, 2003.

Investigator Agreement between Mentor Corporation and Allen Morey M.D. dated February 5, 2004.

Patent Cross License Agreement between 2000 Injectx and Prosurg, Inc. dated August 2, 1999 as amended September 2, 2003.

The following agreement provides that either party may terminate the agreement if the other party’s ownership or effective control changes:

Private Label Supply And Distribution Agreement between Sims Portex Limited and Rochester Medical Inc, effective March 1, 1999.

Third Party Licenses Related to the Business that Will Not Be Assigned:

Supply Agreement between Mentor Corporation and Rochester Medical Corporation, dated October 1, 2001.

Male External Catheter License, Sales and Distribution Agreement, between Mentor Corporation and Rochester Medical Corporation dated April 24, 1991.

Seller Listing Schedules

Schedule 1.173

Transferred Contracts

Exclusive Distribution Agreement between Mentor Corporation and Althea Medical, dated July 18, 2005.

Exclusive Distribution Agreement between Mentor Corporation and Apex International, dated December 2, 2004.

Exclusive Distribution Agreement between Mentor Medical Inc. and REM Industria e Comcerio Ltda, dated August 14, 2000, as amended January 13, 2003 and December 3, 2003.

Exclusive Distribution Agreement between Mentor Medical Inc., and Sayco Ply. Ltd., dated April 16, 2002.

Exclusive Distribution Agreement between Mentor Medical Inc. and Promedco LTDA, dated May 10, 2001.

Patent Assignment Agreement between Emmanuel Delorme, Georges Eglin, Jean-Marc Bernaud and ABISS and Mentor Corporation dated October 6, 2005.

Exclusive Supply Agreement between Mentor Corporation and ABISS dated October 12, 2005.

Exclusive Distribution Agreement between Mentor Corporation and Convatec, dated January 15, 2003, as amended May 11, 2004.

Exclusive Distribution Agreement between Mentor Corporation and DongBang Healthcare Products Co., dated July 27, 1994.

Exclusive Distribution Agreement between Mentor Corporation and Ecuasurgical SA, dated September 12, 2004.

Exclusive Distribution Agreement between Mentor Corporation and Endotherapeutics Pty Ltd., dated April 29, 2005.

Exclusive Distribution Agreement between Mentor Corporation and H. Strattner & Cia Ltda, dated April 25, 2002, as amended July 24, 2003 and August 27, 2003.

Exclusive Distribution Agreement between Mentor Corporation and North West Co., LTD, dated November 11, 2004.

Exclusive Distribution Agreement between Mentor Corporation and Promex S.A, dated May 11, 2004.

Seller Listing Schedules

Exclusive Marketing and Distribution Agreement between Advanced Urological Developments and Mentor Corporation, dated June 26, 2002.

Brachytherapy Supply Agreement between Mentor Corporation and Roger Williams Medical Center, dated January 9, 2003.

Standard Supply and Purchase Agreement Terms and Conditions between Mentor Corporation and St. Joseph Hospital of Orange, dated May 1, 2003, and PO dated April 30, 2005.

Brachytherapy Supply Agreement between Mentor Corporation and Urology Center dated November 20, 2003.

Agreement between Unomedical Inc. and Mentor Corporation, dated November 5, 2003, as amended February 10, 2004.

Sales Agreement between Texas Health Resources and Mentor Corporation dated March 14, 2004.

Corporate Alliance Program between Texas Health Resources and Mentor Corporation dated March 14, 2004.

Addendum to Sales Agreement and Partnering Program between Texas Health Resources and Mentor Corporation dated February 26, 2004.

Exclusive Distribution Agreement between Mentor Corporation and GCP Med, August 4, 2004.

Non-Exclusive Distribution Agreement between Mentor Corporation and Kirudan A/S, April 22, 1999.

Non-Exclusive Distribution Agreement between Mentor Corporation and Einat Medical Agencies, Ltd., May 7, 2002.

Non-Exclusive Distribution Agreement between Mentor Corporation and Ebewe Arzneitmittel Ges.m.b.H, November 28, 2000.

Exclusive Distribution Agreement, between Mentor Medical Inc. and Tutogen Medical, Inc. (formerly Biodynamics International Inc.) dated January 1, 1998, as amended on July 15, 1998, November 1, 1998, June 25, 1999, October 9, 2001, June 1, 2004, April 30, 2005 and January 30, 2006.

Corporate Agreement CH-RA-002 between Mentor Corporation and Catholic Healthcare West dated May 1, 2004.

Exclusive Distribution Agreement between Mentor Corporation and KBB Ozel Saglik Hizmeheri Ve Tibbi Danismanlik Tic. Ltd. Sti., dated April 22, 2004.

Seller Listing Schedules

Exclusive Distribution Agreement between Mentor Corporation and Fannin Healthcare, Ltd dated November 30, 2004.

Exclusive Distribution Agreement between Mentor Corporation and ELVIM Limited dated September 27, 2004.

Exclusive Distribution Agreement between Mentor Corporation and Sayco Ply Ltd dated April 16, 2002.

Clinical Study Agreement between Mentor Corporation and Health Research Association and John Klutke dated December 1, 2004.

Consorta, Inc. Group Purchasing Agreement for the Exclusive Use of Catholic Health Initiative between Consorta and Mentor Corporation, effective October 1, 2005.

Purchase and Sale Agreement, between Mentor Corporation and South Bay Medical, LLC, dated December 1, 2000, as amended March 22, 2006.

Master License Agreement, between Mentor Corporation and SurModics, Inc. executed March 31, 1999, as amended June 8, 1999 and July 1, 1999.

Supply and Distribution Agreement, between Mentor Corporation and Polymedco, Inc. and its subsidiary Bion Diagnostic Sciences Inc. dated February 16, 2001, as amended August 7, 2002.

Manufacturing and Supply Agreement, between Mentor Minnesota Inc. and Plasco, Inc. dated January 26, 2001.

Patent License Agreement, between Mentor Corporation and Boston Scientific Corporation dated May 7, 2004.

Settlement Agreement and Non-Exclusive Cross-License Agreement between Mentor Corporation and American Medical Systems, Inc. dated September 13, 2004.

Exclusive Supply Agreement between Mentor Corporation, including its wholly owned subsidiary, Porges SAS, and Analytical Biosurgical Solutions dated January 31, 2005.

Supply Agreement between Mentor Corporation and Analytical Biosurgical Solutions dated August 14, 2003.

Letter of Intent, Manufacturing and Supply Agreement between Mentor Corporation, Porges SAS, and Analytical Biosurgical Solutions dated May 5, 2004.

Amended and Restated Supply and Distribution Agreement, between Mentor Corporation and Amsino International, Inc. dated September 21, 2005.

Seller Listing Schedules

Supply and Distribution Agreement between Mentor Corporation and Best Medical International, Inc. dated January 8, 2003, amended August 18, 2003, December 15, 2004, January 8, 2005 and January 8, 2006.

Patent License Agreement between Prosurg, Inc., A. Desai and AMI, LLC dated September 2, 2003, and amended effective September 2, 2003.

Research and Development Agreement among Mentor Corporation, Mentor Research and Development Corporation and Mentor Development Limited Partnership, dated September 8, 1981.

Assignment by Mentor Research and Development Corporation to Mentor Development Partnership, dated September 8, 1981.

Agreement between Mentor Corporation and Mentor Research and Development Corporation, dated September 25, 1981.

Sale and Purchase of All Issued Shares of Havas Medical B.V., dated March 21, 1997.

Premier Purchasing Partners, L.P. Group Purchasing Agreement-Med/Surg Contract # PP-OR-078, dated June 1, 2003, as amended December 1, 2003, November 15, 2004, February 1, 2005, and February 1, 2006.

Premier Purchasing Partners, L.P. Group Purchasing Agreement-Med/Surg Contract # PP-NS-085, dated July 7, 2003 as amended September 1, 2003 and February 1, 2004.

Premier Purchasing Partners, L.P. Group Purchasing Agreement-Med/Surg Contract # PP-NS-087, dated July 1, 2003.

Patent Assignment Agreement between Mentor Corporation and Trustees of the Advanced Surgical Intervention Liquidating Trust, dated October 1, 1996.

Assignment Agreement between Mentor Corporation and American Hospital Supply Corporation dated March 30, 1984.

Product Line Purchase and Sale Agreement between Mentor Corporation and Boston Pacific Medical Devices, dated June 1, 1996.

Agreement for Purchase and Sale of Lubricating Gel Formula between Mentor Urology Inc., and Pakentech Inc., dated August 26, 1994.

Agreement and Plan of Reorganization by Mentor Corporation, AMI, LLC and Ashvin Desai, dated June 20, 2003.

Consulting Agreement between Mentor Corporation and Ashvin Desai, dated June 30, 2003.

Seller Listing Schedules

Distribution Rights Purchase Agreement between Mentor Corporation and Ashvin Desai, dated June 30, 2003.

Asset Purchase and Sale Agremeent between Mentor Corporation and Prosurg, Inc., dated October 1, 2001.

Supply and Purchase Agreement between Mentor Corporation and Prosurg Inc. executed November 30, 2001, as amended January 1, 2003.

Consulting Agreement between Mentor Corporation and Prosurg Inc., dated November 30, 2001.

Materials Transfer Agreement between Promethean Surgical Devices, LLC and Mentor Corporation, executed as of June 16, 2003.

Manufacturing Agreement between Mentor Corporation and Kent Elastomer Products, Inc. dated June 1, 2002.

Non-exclusive Distribution Agreement between Mentor Corporation and Sphinx International dated February 19, 2002 as amended dated June 25, 2002.

Radiation Services Agreement between Radiation Sterlizers, Inc. and Mentor Corporation dated September 18, 1991.

Medi-Cal Medical Supply Maximum Acquisition Cost Agreement between State of California (Department of Health Services) and Mentor Corporation, dated July 7, 2005.

Purchase Agreement by and among Sanofi-Synthelabo and Synthelabo Biomedical and Mentor Corporation, dated February 8, 2001.

Settlement Agreement and Limited Release between Mentor Corporation and International Medical Specialties, dated November 14, 1997.

Product Sale and Indemnification Agreement between Mentor Corporation and Quadion Corporation, dated August 18, 2005.

Assignment of Copyright Agreement between Mentor Corporation and Joanne Field, dated April 30, 1992.

Assignment of Copyright Agreement between Mentor Corporation and Joanne Field, dated June, 1997.

Saint Louis University Model Clinical Research Agreement between Saint Louis University and Mentor Corporation, dated June 4, 1999.

Exclusive Distribution Agreement between Mentor Corporation and Vitalife, Inc., dated March 17, 2004.

Covenant against Competition Given to Mentor Corporation and Selene Corporation by Ashvin Desai, dated July 23, 2003.

Seller Listing Schedules

Processing Agreement Between Steris, Inc. and Mentor Corporation, dated March 1, 2003.

Exclusive Processing Agreement Between Sterigenics, Inc. and Mentor Corporation, dated December 22, 2005.

Non-Exclusive Distribution Agreement between Mentor Corporation and Pharma 2000 PTE Ltd., dated September 7, 2004, amended May 19, 2005.

Agreement for Stress and Incontinence Products between Broadlane, Inc. and Mentor Corporation dated August 1, 2004.

Agreement for Brachytherapy Seeds and Related Products between Broadlane, Inc. and Mentor Corporation dated August 1, 2005, and amended September 1, 2005.

Letter of Credit in Favor of Argonaut Insurance Company, written by Bank of the West dated July 1, 2003.

Renewal Letter of Credit in Favor of Argonaut Insurance Company, written by Bank of the West dated May 28, 2005.

Investigator Agreement with Mentor Corporation and Gr. Steinhardt dated August 18, 1998.

Binding Letter of Intent regarding Exclusive License of International Patents to Mentor Corporation, between Mentor Corporation, Mr. Emmanuel Delorme, Mr. Georges Eglin, Mr. Jean-Marc Beraud, and Analytic Biosurgical Solution - ABISS, dated October 12, 2005.

Agreement, between Mentor Corporation, Uronova Corporation, and Mr. Patrice Suslian, dated April 4, 2003.

License and Consulting Agreement, between Mentor Corporation and Prolapse, Inc., dated October 3, 2005.

Patent Assignment between Mentor Corporation and Analytic Biosurgical Solution - ABISS, dated December 7, 2005.

Purchase Agreement between Mentor Corporation and Cooperative Services of Florida, Inc., dated January 1, 2005.

Pricing Agreement with Mentor Corporation and Adventist Health System dated February 1, 2005.

Seller Listing Schedules

Best Value Distribution Agreement between Mentor Corporation and Allegiance Healthcare Corporation dated July 1, 2001.

Purchase Agreement Number 729 between Healthtrust Purchasing Group L.P. and Mentor Corporation dated December 1, 2002 and amended February 1, 2003, November 1, 2004, June 24, 2005, November 30, 2005, and February 3, 2006.

Mentor Alliance Program between Mentor Corporation and Invacare Supply Group, from September 3, 2005-September 1, 2006.

Consulting and Specialist Agreements between Mentor Corporation and the following parties:
Gill Anderson, ending January 1, 2006.
J. Brady dated July 1, 2005.
J. Bass as amended on December 1, 2004.
J. Brandeis dated March 16, 2005.
M.B. Brooks dated August 20, 1998, amended August 20, 2001.
E. Dakil dated January 1, 2005.
C.B. Dhabuwala dated April 1, 2000.
D. Elliot amended April 1, 2005.
T. Fogarty dated March 28, 2005.
R. Fritzsch dated March 31, 2005.
F. Garcini dated January 1, 2005.
E Gheiler dated August 1, 2003.
G. Ghoniem dated July 1, 2000 amended.
S. Shawn Gholami dated June 22, 2005.
C.W. Graham dated January 1, 2004.
T. Giudice dated November 22, 2004.
P. Hatcher dated April 29, 2005.
R.L. Hatchett dated December 1, 1998.
C. William Hinnant Jr dated July 24, 2002 as amended July 24, 2004.
B. Kyburz dated October 1, 2003.
R. Hundley dated March 8, 2005.
J. Johnson dated June 22, 2005.
R. Vaz Juliano dated January 24, 2005.
M. Kennelly dated June 22, 2005.
M. Khandheria dated April 13, 2005.
G. Kirsh dated November 14, 2001.
Melogranaa dated February 1, 2004.
D. Hawkins dated February 15, 2005.
B.J. Roberts dated January 1, 2005.
F. Sadeghi dated May 6, 2005 and amended March 14, 2006.
D. Schewitz dated March 28, 2005.
A. Shannon dated April 21, 2005.
A. Siegel dated September 1, 2003.
E. Stanford dated February 16, 2005.

Seller Listing Schedules

B. Stone dated April 14, 2005.
P.S. Terry dated June 8, 2005.
M. Tran dated April 18, 2005.
R. Valenzuela as amended June 13, 2004.
M. Villanueva dated May 4, 2004.
S. Winter dated May 1, 2005.
S. Aboseif dated April 25, 2005.
Advanced Gyn of Central Fl. dated February 1, 2005.
C. Anderson dated January 1, 2004.
Arp Design & Engineering dated January 1, 2001, expires February 28, 2006.
C. Asher-Walsh dated January 1, 2005, expires February 7, 2006.
M. Autry dated March 18, 2005.
M Autry dated April 29, 2005.
A. Babaoff dated August 23, 2005.
J. Banno dated July 7, 2005.
W. Belsom dated October 7, 2005.
K. Bhatta dated May 31, 2005.
J. Blanco dated January 1, 2005.
M. Blasser dated April 1, 2005.
Ackerman dated November 1, 2005.
Schow dated November 10, 2005.
M. Dumont dated November 16, 2005.
Banno dated July 7, 2005.
Khan dated October 3, 2005.
Zisow dated October 25, 2005.
James dated October 25, 2005.
Litvak dated October 25, 2005.
Guzman dated October 14, 2005.
Land dated October 13, 2005.
R. Leff as amended October 3, 2005.
Belson dated October 3, 2005.
B. Dodge as amended March 1, 2005.
I. Goldstein as amended September 1, 2005.
C. Williams as amended March 6, 2005.
P. Kardjian as amended September 1, 2005.
E. Wespes as amended April 1, 2005.
Wellness Partners LLC dated September 1, 2005.
A. Cassidenti dated January 19, 2005.
A. Chernoff, not dated.
D. Curhan dated September 9, 1999.
L. Hakim M.D. dated July 18, 1999.
B. Stone dated November 10, 2001.
B. Casey dated June 5, 1998.
B. Cockhill dated June 6, 1997.
J. Collins dated February 24, 2004.

Seller Listing Schedules

L. Davis dated February 28, 2005.
A Desai dated February 9, 2004.
M. Findley dated August 2, 2004.
T. Flood dated September 7, 1999.
M. Freier dated July 27, 2005.
L. Groh dated October 30, 1998.
K. Hampton dated November 26, 1997.
L. Hunziker dated March 18, 2002.
J. Jiskra dated February 9, 2004.
L. Jacoy dated February 25, 1998.
J. Johnson dated June 3, 2005.
B. Kittrell dated March 8, 2004.
R. Kleisner dated February 9, 2004.
D. Lenigan dated July 25, 2003.
J. Leonard dated October 18, 1998.
J. Carlos Lopez dated June 28, 2000.
G. Lynch dated August 10, 2004.
D. Maldonado dated December 8, 2004.
J. Marquardt dated December 16, 2003.
P. Martindale dated August 8, 2002.
Paara dated November 3, 2002.
B. Parker dated May 23, 1996.
K. Purcell dated April 27, 2004.
R. Regan dated September 13, 2004.
J. Rethaber dated April 7, 2004.
B. Revanna dated November 12, 1997.
P. Rick dated April 1, 1999.
A. Russell dated November 12, 1996.
D. Russel dated May 19, 1998.
M. Sasko dated March 8, 2004.
Shumaker Marketing dated July 25, 2003.
K. Simpson dated July 25, 2003.
C. Trammell dated February 15, 2004.
G. Wilkes dated August 2, 2005.
B. Williams dated January 13, 1997.
M. Williams dated June 14, 2002.
A. Yergins dated November 3, 2002.
R.O. Wolkind Medical Services dated December 21, 1997.
C. Alexander dated June 17, 2004.
M. Alvarez dated June 15, 2005.
N. Anderson dated March 10, 2004.
Freier dated July 27, 2005.
Hernandez dated October 25, 2005.
Maurer dated October 13, 2005.
Griffin dated October 17, 2005.

Seller Listing Schedules

C.B. Dhabuwala dated June 1, 1993.
Shelly King.
R. Fein dated July 28, 1986.
Kemberling dated September 19, 2005.
Ignacio Ferras dated November 1, 2005.
Thomas Brian Willard dated December 22, 2005.
John Rizzo dated December 13, 2005.
Ajay Singla dated December 13, 2005.
Steve Winter as amended October 31, 2005.
Chris Steidle dated July 1, 2004.
Sandy Springs as amended April 1, 2005.
Chris Love dated April 17, 2005.
Guthman dated January 19, 2006.
Henry dated January 19, 2006.
Trulock dated January 19, 2006.
J. Ferras dated November 1, 2005.
F. Eid as amended January 30, 2006.
Andros dated February 10, 2006.
Haas dated February 10, 2006.
S. Juma as amended April 1, 2005.
Wilson Price dated January 11, 2006.
C. Secrest as amended October 1, 2005.
J. Mulcahy as amended April 1, 2005.
G. Brito as amended March 14, 2006.
M. Daller as amended August 1, 2005.
S. Smithson dated March 14, 2006.
R. Miklos dated March 17, 2006.
S. Morganstern dated March 17, 2006.

Doctor Agreements between Mentor Corporation and the following parties:

Cassidenti & Associates dated March 17, 2005.
Sanford as amended February 2, 2006.
Steidle dated May 17, 2005.
Women's Cancer Center dated January 27, 2005.

Seller Listing Schedules

Investigator Agreements between Mentor Corporation and the following parties:

J. Alarcon dated May 5, 2005.
Mora dated May 25, 2005.
Koyle dated November 1, 2003.
Kaufman dated August 7, 2003.
Hatch dated October 17, 2003 and July 6, 1998.
Loyola University dated April 21, 2005.
McLeod dated September 2, 2003.
Jordan dated October 13, 2003.
Gilbert dated June 27, 2005.
Brady dated September 8, 2005.
Brown dated September 2, 2003.
Seaman dated August 21, 2003.
Dineen dated July 29, 1998.
Goldstone dated February 18, 1999.
Gonzales dated July 6, 1998.
Kaufman dated June 22, 1998.
Jordan dated September 23, 1998.
Costabile dated August 17, 1998.
O'Leary dated August 24, 1998.
Scherz dated October 10, 1998.
Palomar dated July 16, 1998.
Canning dated July 1, 1998.
Munarriz dated April 20, 2004.
Morgantalor dated September 20, 2003.
Lewis dated July 3, 2003.
Mulhall dated October 13, 2003.
Fuselier dated August 2, 2004.
Hellstrom dated August 31, 2004.
O’Reilly dated May 28, 2003.
Perez-Marrero dated May 14, 2004.
Hirsch dated November 17, 2003.
Donatucci dated December 10, 2003.
Morrey dated February 18, 2004.
Carson dated October 22, 2004.
F. Borges dated June 3, 1996.
C.B. Dhabuwala dated June 16, 1996.
J. Kaufman dated June 4, 1996.
R. Pelfrey dated September 5, 1996.
A. Nehra dated December 30, 1996.
J. Delk dated April 1, 1997.
S. Wilson dated April 1, 1997.
B. Garber dated January 21, 1997.
J.Mulcahy dated June 3, 1996.
J. Kaufman dated June 4, 1996.

Clinical Trial Agreements between Mentor Corporation and the following parties:

Rhode Island Hospital dated January 22, 2004.
Kogan dated August 5, 1998.
Koyle dated August 21, 1998.
Kramer dated August 11, 1998.
Ortenberg dated November 2, 1998.
Retik dated August 11, 1998.
Sigman dated August 11, 1998.
Tennenbaum dated December 8, 1998.
Turek dated April 4, 1999.

Seller Listing Schedules

Institution Agreement between Mentor Corporation, NY Medical College, and Kogan dated April 15, 2004.

Institution Agreement between Mentor Corporation and Brady dated April 21, 2005.

Institution Agreement between Mentor Corporation and Morgantalor 9-20-03.

Saint Louis University Model Clinical Research Agreement between Saint Louis University and Mentor Corporation, dated October 29, 1998.

Alliance program incentive awards agreement between Mentor Corporation and Invacare.

Alliance program incentive awards agreements between Mentor Corporation and Rochester Drug Company dated January 1, 2006.

Alliance program incentive awards agreement between Mentor Corporation and Mercy Surgical dated October 24, 2005.

Alliance program incentive awards agreement between Mentor Corporation and Uromed Inc. dated October 31, 2005.

Alliance program incentive awards agreement between Mentor Corporation and Mckesson Drug dated March 1, 2005.

Alliance program incentive awards agreement between Mentor Corporation and Edgepark dated August 23, 2005.

Alliance program incentive awards agreement between Mentor Corporation and Mercy Surgical dated October 24, 2005.

Alliance program incentive awards agreement between Mentor Corporation and Zarman dated January 7, 2006.

Alliance program incentive awards agreement between Mentor Corporation and DS Medical dated February 1, 2006.

Isoloader Demo Agreement between Mentor Corporation and Aiken Regional Medical Centers dated October 1, 2004.

Isoloader Demo Agreement between Mentor Corporation and Wentworth-Douglas Hospital dated October 27, 2005.

Isoloader Demo Agreement between Mentor Corporation and the University of Wisconsin dated February 28, 2005.

Seller Listing Schedules

Pricing Agreement between Mentor Corporation and Adventist Health System dated February 1, 2005.

Pricing Agreement between Mentor Corporation and Healthsouth dated March 24, 2005 and amended June 22, 2005.

Purchase Agreement between Mentor Corporation and Cooperative Services of Florida Inc., dated January 1, 2005.

Research Agreement between Mika Raitanen and Mentor Corporation dated October 3, 2005.

Group Purchase Agreement between Amerinet Inc and Mentor Corporation dated September 23, 2002, amended September 12, 2005, and October 1, 2005.

Options Agreement Extension with Amerinet Inc. dated September 12, 2005.

Education Videos Agreement between Mentor Corporation and Jeffery Markowitz Productions Inc., dated June 3, 2005.

Vendor Agreement between Carolina Shared Services LLC and Mentor Corporation dated November 1, 2005.

Indemnification Agreement between Mentor Corporation and Chesapeake Research dated October 1, 1996.

Divestiture and Indemnification Agreement between Mentor Corporation and M.J. Daugherty dated September 25, 1997.

Agreement To Indemnify between Mentor Corporation and Encore Inc. dated July 25, 1991.

Indemnification Agreement between Mentor Corporation and Saad Juma, M.D. dated February 14, 1996.

Distribution Agreement between Mentor Medical Inc. and Medicina Y Technologia S.A. De C.V.

Exclusive Distribution Agreement between Mentor Medical Inc. and Dongbang Healthcare Products Co., Ltd., October 5, 2000, as amended December 3, 2003

Indemnification Agreement With Memorial Hospital System Dated June 3, 1996.

Indemnification Agreement With Memorial Hospital System Dated April 29, 1997.

Indemnification and Clinical Study Agreement Between Mentor Corporation and Montefiore Medical Center dated March 6, 1996.

Seller Listing Schedules

Settlement and License between Boston Scientific Corporation and Mentor Medical Inc dated February 24, 2000.

Settlement Agreement between Mentor Corporation and Promedco LTDA dated April 2, 2004.

Endorsement and Marketing Agreement between Mentor Corporation and Top Entertainment Products, Inc dated August 1, 2005.

Product Integration Agreement between Mentor Corporation and Galan Entertainment effective July 1, 2005.

Supply Agreement Between Kendall Healthcare Products And Mentor Corporation dated September 6, 1996.

Group Purchase Agreement number MS00177 between Medassets HSCA and Mentor Corporation dated August 14, 2002.

Vendor Agreement number MS00176 between Mentor Corporation and MedAssets HSCA dated August 14, 2002, as amended.

Agreement for Penile Prosthesis Products between KP Select, Inc, And Mentor Corporation Dated December 1, 2004.

Settlement Agreement and Limited Release between Mentor Corporation, Mentor Medical Systems France, SA, Mentor Benelux B.V., Mentor Deutschland GmbH and IMS International Medical Specialties S.A., dated November 14, 1997.

Stock Purchase Agreement between MBI Holdings, Mills Biopharmaceuticals, Inc. and Mentor Corporation dated December 31, 2001.

Covenant Against Competition between Mentor Corporation, Selene Corporation and Ashvin Desai dated June 20, 2003.

Agreement of Merger between AMI LLC, Selene Corporation, and joined by Mentor Corporation dated June 30, 2003.

Logistics Management Agreement between Mentor Corporation and CH Robinson Worldwide, Inc. dated April 2005.

Seller Listing Schedules

Independent Sale Representative Agreement Between Mentor Corporation and Park City Medical Products LLC dated April 29, 2005.

Independent Sale Representative Agreement between Mentor Corporation and George Hoedeman dated May 18, 2005.

Independent Sale Representative Agreement between Mentor Corporation and Southern Diagnostic and Treatment dated April 1, 2001.

Independent Sale Representative Agreement between Mentor Corporation and Source Tech Medical LLC dated February 23, 2002, as amended October 23, 2002.

Independent Sales Representative Agreement between Mentor Corporation and D. Fuller dated January 24, 1996.

Vending Agreement between Mentor Urology Inc., and Vendmark Inc. dated March 23, 1994.

Services Agreement between Mentor Corporation and the Urology Center of Georgia, LLC dated January 12, 2004, as amended on January 14, 2005.

Services Agreement between Mentor Corporation and Urological Ambulatory Surgery Center, Inc. dated March 17, 2004.

Services Agreement between Mentor Corporation and Surgery Center of Ocala, LLC dated April 1, 2004.

Services Agreement between Mentor Corporation and Jackson Radiological Physics, Inc. dated May 25, 2005.

Services Agreement between Mentor Corporation and Huff, Ferras and Associates Inc. dated January 1, 2005.

Services Agreement between Mentor Corporation and Roderick C. Givens dated June 1, 2003.

Services Agreement between Mentor Corporation and Front Range Radiation Oncology dated November 15, 2001.

Services Agreement between Mentor Corporation and Citrus Urology Center Inc. dated April 1, 2004.

Services Agreement between Mentor Corporation and Ariston Radiology Associates, LLC dated June 1, 2003.

Services Agreement between Mentor MBI and Underwriters Laboratories Inc. dated April 26, 2005.

Services Agreement between Mentor Corporation and South Texas Urology & Urologic Oncology, PA dated January 12, 2004, as amended January 12, 2005 and July 1, 2005.

Seller Listing Schedules

Group Purchasing Agreement between Mentor Corporation and Northwood Plus Inc. dated August 2, 2003.

Brachytherapy Seed Loading Agreement between MedTech Diagnostics and Mentor Corporation dated November 7, 2001.

Professional Consulting and Engineering Services Agreement between Mentor Corporation and Ogden Environmental and Energy Services Co., Inc. dated February 12, 1998.

Vendor Acknowledgement between Mentor Corporation and Americorp Financial Inc. dated March 4, 2003.

Product Sale and Indemnification Agreement between Mentor Corporation and Quadion Corporation dated August 18, 2005.

Indemnification Agreement between Mentor Corporation and UroTherapies Inc. dated December 7, 1998.

Indemnification Agreement between Surgicare of La Veta Ltd. And Mentor Corporation dated July 20, 2005.

Group Purchasing Agreement between Amerinet, Inc. and Mentor Corporation on behalf of Shriner’s Hospitals dated September 23, 2002.

Mentor Corporate Alliance Program Agreement and Sales Agreement with Texas Health Resources, dated March 14, 2004, addendum dated February 26, 2004.

Mentor Health Care Alliance Program with Zarman Medical dated January 7, 2005.

Group Purchasing Agreement between Mentor Corporation and International Physicians Networks, LLC d/b/a, and International Urology Network dated as of 1/9/05.

Binding letter of intent to enter into a Manufacturing and Supply Agreement between Mentor Corporation and Abiss Medical dated May 5, 2004.

Exclusive Supply Agreement between Mentor Corporation, Analytical Biosurgical Solutions, and Porges SAS dated January 31, 2005.

Exclusive Supply Agreement between Mentor Corporation and Analytical Biosurgical Solutions dated August 14, 2003.

Patent Assignment Agreement between Mentor Corporation and the Advanced Surgical Invention Liquidating Trust dated October 1, 1996.

License Agreement between Boston Scientific Corporation and Mentor Medical Inc, and including Mentor Corporation, dated February 24, 2000.

Seller Listing Schedules

Non-exclusive Distribution Agreement between Mentor Medical Inc and Laboratorios India, S.A. dated June 22, 2000 (Laboratorios may terminate for Change of Control.)

Acquisition and Transition Agreement between Mentor Corporation, Mentor Medical Systems France SA and IMS International Medical Supplies S.A. dated November 30, 1995.

Acquisition and Transition Agreement between Mentor Corporation, Mentor Benelux B.V. and IMS International Medical Supplies S.A. dated July 7, 1995.

Exclusive Distribution Agreement between Mentor Benelux B.V. and Laprolan BV dated June 1, 2004.

Exclusive Distribution Agreement between Mentor Benelux B.V. and Gribi A.G. Belp dated March 31, 2005.

Asset Purchase and Sale Agreement between Mentor Corporation and Prosurg Inc. dated October 1, 2001.

Clinical Study and Research Agreement between Cleveland Clinic Florida and Mentor Corporation dated December 13, 2005.

Clinical Study Agreement between Mentor Corporation and Washington University dated Sepember 22, 2004.

Brachytherapy Supply Agreement between Mentor Corporation and Med-Smart dated January 17, 2005.

Sales Agreement between Mentor Corporation and Applied Health Systems amended January 19. 2006.

Custom Device Agreement between C. Olsson.pdf and Mentor Urology Inc. dated December 18, 1995.

Confidentiality agreement between Saad Juma and Mentor Urology Inc. dated April 13, 1994.

Mutual Confidentiality Agreement between Millennium Biomedical and Mentor Minnesota Inc, dated July 28, 1999.

Indemnification Agreement between CNC Machining and Mentor Urology Inc, dated April 30, 1994.

Telemarketing Services Agreement between ERS Inc. and Mentor Urology Inc. dated April 22, 1997.

Seller Listing Schedules

Repair Facilities Agreement between Biosound Inc. and Mentor Urology Inc. dated June 3, 1994.

Product Line Purchase and Sale Agreement between Boston Pacific Medical Devices, Inc., and Mentor Urology Corporation dated June 1, 1996.

Agreement for purchase and sale of Lubricating Gel Formula between Mentor Urology Inc. and Pakentech, Inc, dated August 26, 1994.

Supply and purchase agreement between Prosurg Inc. and Selene Corporation dated June 30, 2003.

P.O. / Invoice between MDS Nordion and Mills Biopharmaceauticals , Inc., dated July 14, 2005.

Supply and Purchase Agreement between Pro Surg, Inc. and Selene Corporation dated June 30, 2003.

Manufacturing and Supply Agreement, between Plasco, Inc. and Mentor Minnesota Inc., dated January 26, 2001.

Exclusive Marketing and Distribution Agreement between Bio-Vascular, Inc. and Mentor Urology Inc., dated June 6, 1996.

Sterilization Services Agreement between Quality Sterilization Services and Mentor Urology Inc., dated April 21, 2005.

License Agreement between Saad Juma M.D. and Mentor Urology Inc.

License Agreement between Robert Pelfrey M.D. and Mentor Urology Inc.

Pricing Program Agreement between Federal Express Corporation and Mentor Corporation, dated January 31, 2003.

Non-Exclusive Distribution Agreement between Mentor Corporation and Medicina Y Tecnologia, S.A. DE C.V. dated September 10, 2004.

Exclusive Distribution Agreement between Mentor Corporation and NuAngle Medical dated March 13, 2006.

Administrative Services Contract between Med/Surgical Information Services International and Mentor Corporation, dated December 1, 2003.

Mutual Confidentiality Agreement between Med/Surgical Information Services International and Mentor Corporation, dated December 1, 2003.

Testing and Certification Agreement between TUV America Inc. and Mentor Minnesota Inc., dated March 15, 2005.

Seller Listing Schedules

Mutual Non-Disclosure Agreement between TUV America Inc. and Mentor Minnesota Inc., not dated.

Settlement Agreement between Mentor Corporation and Armin Schorer dated July 18th, 2003.

Letter from Mentor Corporation to Intrason France S.A. dated January 20, 2003.

Consent Agreement with Transcoject GmBH, dated May 27, 2005.

Desai Asset Contribution Agreement between Ashvin Desai, Prosurg, Inc. and AMI, LLC dated May 10, 2003.

Supply Agreement between Adhe-Els and Porges, dated October 21, 2002.

Non-Exclusive Distribution Agreement between Mentor Corporation and Intersan S.A., undated.

Non-Exclusive Distribution Agreement between Mentor Corporation and Al Amin Medical Instruments, undated.

Non-Exclusive Distribution Agreement between Mentor Corporation and Maersk Medical, undated.

All Consignment Agreements relating to the Business, by and between Seller and various third parties, dated as of various dates.

Patent License Agreement between Prosurg, Inc. Ashvin Desai and Mentor Corporation and Selene Corporation dated March 21, 2006.

All rights that Seller may transfer to Buyer under that certain Letter Agreement dated September 9, 2003, adresssed to Seller, from Pro Surg, Inc., 2000 Injectx, Inc. and Ashvin Desai.

Utilization Authorization for Filing the ARIS Trademark in Canada between Analytical Biosurgical Solutions and Porges SAS January 21, 2005.

Seller Listing Schedules

Schedule 1.174

Transferred Copyrights

a. "Toobie's Catheter Story" registered on 10/31/91 and assigned Copyright Reg. No. 494230.

b. “For Teens Who Self-Catheterize" registered on 12/24/1996 and assigned Copyright  Reg. No. 775752.

Seller Listing Schedules

Schedule 1.178

Transferred Internet Properties

Urology Domain Names

Straighttalkabouted.Com
5minutebladdercancertest.Com
Bladdercancerdetection.Com
Fastbladdercancertest.Com
Quickbladdercancertest.Com
Testiculardevices.Com
Testicularimplantinfo.Com
Freedomcath.Com
Labombita.Com
Labombita.Net
Labombita.Org
Lasbombitas.Com
Lasbombitas.Net
Lasbombitas.Org
Bombita.Net
Bombita.Org
Bombito.Com
Bombito.Net
Bombito.Org
Disfunctionerectil.Com
Disfunctionerectil.Net
Disfunctionerectil.Org
Straighttalkabouted.Com
Straighttalkabouted.Org
Straighttalkabouted.Net
Straighttalkphilly.Com
Straighttalkphilly.Org
Straighttalkphilly.Net
Isoloader.Net
Mbidirect.Com
Prescription-connection.co.uk/net/uk.com/uk.net
Prescriptionconnection.co.uk/uk.com/uk.net
Prescription-connection.co.uk/net/uk.com/uk.net
The-Prescription-connection.co.uk/com/net/uk.com/uk.net
ThePrescriptionconnection.co.uk/uk.com/uk.net

Seller Listing Schedules

Porges.com
Porges.fr
Aris-sui-register.com
Porges-prolapse-register.com

Seller Listing Schedules

Schedule 1.181(a)

Transferred Marks

Mentor Urology Worldwide Trademark Registrations (Porges listed separately)

Trademark	Reg. Number	Country	Registration Date	Owner

ACTIVE CATH	1,544,297	US	June 20, 1989	Mentor Corporation
ACU-FORM	1,656,728	US	September 10, 1991	Mentor Corporation
ACU-FORM	2,018,614	Spain	May 20, 1997	Mentor Corporation
ALPHA I	1,614,748	US	September 25, 1990	Mentor Corporation
ALPHA I	2,408,946	CTM-Community Trademark	September 8, 2003	Mentor Corporation
ALPHA I PROTESIS/Mentor LOGO (BLUE)	2,147,848	Spain	September 21, 1998	Mentor Corporation
ALPHA I PROTESIS	2,026,930	Spain	April 14, 2000	Mentor Corporation
ALPINE	2,529,235	US	January 15, 2002	Mentor Corporation
ARIS	1053965	Australia	September 5, 2005	Mentor Corporation
ARIS	892572	Mexico	July 27, 2005	Mentor Corporation
ARIS	534,910	Switzerland	June 23, 2005	Mentor Corporation
BIOFLEX	1,539,182	US	May 16, 1989	Mentor Corporation
CADENZA	2090895	Germany		Mentor Medical Limited
CADENZA	160226	Ireland	March 14, 1994	Mentor Medical Limited
CADENZA	1564189	United Kingdom	March 17, 1995	Mentor Medical Limited
CHIRON	86086	Ireland	September 5, 1974	Mentor Medical Limited
CHIRON	317,158	Portugal	April 5, 1999	Mentor Medical Limited
CHIRON	781476	United Kingdom	September 4, 1958	Mentor Medical Limited
CINCH	523,563	CTM-Community Trademark	January 26, 1999	Mentor Corporation
CINCH	TMA526,892	Canada	April 20, 2000	Mentor Corporation
CLEAR ADVANTAGE	1,742,236	US	December 22, 1992	Mentor Corporation
CLEAR ADVANTAGE	511,359	Benelux	March 17, 1992	Mentor Corporation
CLEAR ADVANTAGE	92,411,112	France	March 19, 1992	Mentor Corporation
CLEAR ADVANTAGE	B574,549	Australia	March 16, 1992	Mentor Corporation
CLEAR ADVANTAGE	TMA426,160	Canada	April 15, 1994	Mentor Corporation
COMFORT MATE	1,705,807	US	August 4, 1992	Mentor Corporation
CYSTO-CARE	945,562	Australia	October 28, 2003	Mentor Corporation
CYSTO-CARE	1153723	Germany		Mentor Medical Limited

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Owner

CYSTO-CARE	12666644	United Kingdom	May 8, 1986	Mentor Medical Limited
CYSTO-CARE	2,942,548	US	April 19, 2005	Mentor Corporation
CYSTO-CARE	3,078,938	CTM-Community Trademark	7/29/2015	Mentor Corporation
CYSTO-CARE	660,787	Canada	March 15, 2006	Mentor Corporation
DERMA-GARD	1,207,224	United Kingdom	November 16, 1983	Mentor Medical Limited
DERMA-GUARD	752,812	US	July 16, 1963	Mentor Corporation
DIGNITI-CARE	1100019	Germany	December 5, 1986	Mentor Medical Limited
DIGNITI-CARE	1267350	United Kingdom	May 17, 1986	Mentor Medical Limited
DIGNITI-CARE	1306247	United Kingdom	April 4, 1987	Mentor Medical Limited
ECILEO	1295560	United Kingdom	May 19, 1989	Mentor Medical Limited
ECIURO	1295561	United Kingdom	February 10, 1989	Mentor Medical Limited
ELEFANT	3,047,408	US	January 24, 2006	Mentor Corporation
EVACARE	205,007	Turkey	November 12, 1998	Mentor Corporation
EVACARE	602,281	Mexico	February 26, 1999	Mentor Corporation
EVACARE	784,794	Australia	February 8, 1999	Mentor Corporation
EVACARE	963,660	CTM-Community Trademark	March 15, 2000	Mentor Corporation
EVACARE	1,770,943	Argentina	November 13, 2000	Mentor Corporation
EVACARE	6150-00	Ecuador	September 12, 2000	Mentor Corporation
EVACARE	2,753,326	US	August 19, 2003	Mentor Corporation
EXCEL	2,916,636	US	January 4, 2005	Mentor Corporation
EXCEL	3,376,341	CTM-Community Trademark	September 29, 2005	Mentor Corporation
FAS-TAP	923,769	Australia	January 23, 2003	Mentor Corporation
FAS-TAP	617,835	Canada	August 27, 2004	Mentor Corporation
FAS-TAP	VR 2003 00503	Denmark	February 6, 2003	Mentor Corporation
FAS-TAP	30241554	Germany	February 28, 2003	Mentor Corporation
FAS-TAP	2,308,134	United Kingdom	December 17, 2004	Mentor Corporation
FAS-TAP	2,765,401	US	September 16, 2003	Mentor Corporation
FEMICEP	1261400	United Kingdom		Mentor Medical Limited
FOLAFLATE	1014705	United Kingdom		Mentor Medical Limited
FOLATEX	1477466	France	July 13, 1988	Mentor Medical Limited
FOLATEX	51149	Iran		Mentor Medical Limited
FOLATEX	373006	Italy		Mentor Medical Limited
FOLATEX	1983445	Japan	September 21, 1987	Mentor Medical Limited
FOLATEX MEDICAL EQUIPMENT	103512	New Zealand		Mentor Medical Limited
FOLATEX	115435	New Zealand		Mentor Medical Limited
FOLATEX	201232	Portugal	June 4, 1986	Mentor Medical Limited

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Owner

FOLATEX	79/0011	South Africa		Mentor Medical Limited
FOLATEX	851778	Spain	March 16, 1978	Mentor Medical Limited
FOLATEX	781769	United Kingdom	September 15, 1958	Mentor Medical Limited
FOLEC	1482543	France	August 10, 1988	Mentor Medical Limited
FOLEC	1,072,962	Germany	January 24, 1985	Mentor Medical Limited
FOLEC	51152	Iran		Mentor Medical Limited
FOLEC	3204300	Japan	September 30, 1996	Mentor Medical Limited
FOLEC	201233	Portugal	June 4, 1986	Mentor Medical Limited
FOLEC	79/0010	South Africa		Mentor Medical Limited
FOLEC	900315	Spain	July 5, 1979	Mentor Medical Limited
FREEDOM	1,539,221	US	May 16, 1989	Mentor Corporation
FREEDOM	165,423	CTM-Community Trademark	May 28, 1998	Mentor Corporation
FREEDOM & SAILBOAT DESIGN	909,074	Mexico	November 22, 2005	Mentor Corporation
FREEDOM CATH	1,267,844	US	February 21, 1984	Mentor Corporation
FREEDOM CATH AND SAILBOAT DESIGN	1,350,513	US	July 23, 1985	Mentor Corporation
FREEDOM CATH	165,373	CTM-Community Trademark	June 22, 1998	Mentor Corporation
FREEDOM-CATH	567,561	Benelux	March 6, 1995	Mentor Benelux B.V.
FREEDOM CLEAR	160,010	CTM-Community Trademark	May 28, 1998	Mentor Corporation
FREEDOM CLEAR	590,675	Benelux	January 6, 1997	Mentor Corporation
FREEDOM CLEAR	2,111,147	US	November 4, 1997	Mentor Corporation
FREEDOM CLEAR ADVANTAGE	567,559	Benelux	March 16, 1995	Mentor Benelux B.V.
FREEDOM	567,560	Benelux	March 6, 1995	Mentor Benelux B.V.
FREEDOM	298238	Colombia	June 20, 2005	Mentor Corporation
FREEDOM LUBRI-CATH	652,771	Benelux	May 7, 1999	Mentor Benelux B.V.
FREEDOM PAK	1,925,296	US	October 10, 1995	Mentor Corporation
FREEDOM PLUS		United Kingdom	T-Unregistered	Mentor Corporation
FREEDOM SELF-CATH	567,557	Benelux	March 6, 1995	Mentor Benelux B.V.
GENESIS	3,030,347	US	12/13/2005	Mentor Corporation
GUIDE STRIPE	2,066,404	US	June 3, 1997	Mentor Corporation
HOLSTA	1264607	United Kingdom		Mentor Medical Limited
HOLSTER	398087	Benelux		Mentor Medical Limited
HOLSTER	1023230	Germany		Mentor Medical Limited
HOLSTER	1255581	United Kingdom		Mentor Medical Limited
ISOCARTRIDGE	2,696,624	US	March 11, 2003	Mentor Corporation
ISOCHECK	2,843,718	US	May 18, 2004	Mentor Corporation

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Owner

ISOLOADER and Design	2,849,393	US	June 1, 2004	Mentor Corporation
ISOLOADER	1,887,586	Argentina	September 27, 2002	Mentor Corporation
ISOLOADER	867,823	Australia	August 20, 2001	Mentor Corporation
ISOLOADER	621,222	Canada	September 30, 2004	Mentor Corporation
ISOLOADER	609,599	Chile	November 22, 2001	Mentor Corporation
ISOLOADER	249,390	Colombia	April 25, 2002	Mentor Corporation
ISOLOADER	2,110,278	CTM-Community Trademark	May 12, 2004	Mentor Corporation
ISOLOADER	147,200	Israel	January 2, 2002	Mentor Corporation
ISOLOADER	4,519,990	Japan	November 19, 2001	Mentor Corporation
ISOLOADER	702,903	Mexico	June 20, 2001	Mentor Corporation
ISOLOADER	214,199	Norway	April 25, 2002	Mentor Corporation
ISOLOADER	508,716	Switzerland	March 12, 2003	Mentor Corporation
ISOLOADER	2001/04190	Turkey	March 2, 2001	Mentor Corporation
ISOLOADER	2,642,888	US	October 29, 2002	Mentor Corporation
ISOLOADER	P-245045	Venezuela	June 27, 2003	Mentor Corporation
ISOSTRAND	2,988,014	US	August 23, 2005	Mentor Corporation
ISOSTRAND	703,020	Chile	September 9, 2004	Mentor Corporation
KRAYLEX	2,509,118	US	November 20, 2001	Mentor Corporation
LA BOMBITA	892108	Mexico	July 26, 2005	Mentor Corporation
MANHOOD	1,704,191	US	July 28, 1992	Mentor Corporation
MIRAGE	591836	Benelux	May 10, 1996	Mentor Medical Limited
MIRAGE	39622836	Germany	September 17, 1996	Mentor Medical Limited
MIRAGE	694006	Italy		Mentor Medical Limited
MIRAGE	2070653	United Kingdom	November 22, 1996	Mentor Medical Limited
OMNI 1 PIECE	1053424	Germany	September 7, 1983	Mentor Medical Limited
OMNI 1 PIECE	1,198,486	United Kingdom	June 27, 1983	Mentor Medical Limited
OMNI	1065802	Germany	July 12, 1984	Mentor Medical Limited
OMNI	1177188	United Kingdom	June 22, 1982	Mentor Medical Limited
POLYTEF	1,571,561	US	December 19, 1989	Mentor Corporation
PROSTASEED	2,570,366	US	May 14, 2002	Mills Biopharmaceuticals, Inc.
RESIST	2403228	CTM-Community Trademark	May 21, 2003	Mentor Corporation
RESIST	2,767,534	US	September 23, 2003	Mentor Corporation
RONOCATH	537299	Benelux	October 19, 1993	Mentor Medical Limited
RONOCATH	1552771	United Kingdom	November 5, 1993	Mentor Medical Limited
SABRE	2002/23068	Turkey	September 11, 2002	Mentor Corporation
SAILBOAT DESIGN	1,230,797	United Kingdom	May 1, 1987	Mentor Corporation

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Owner

SAILBOAT DESIGN (BLACK AND WHITE)	1,342,408	US	June 18, 1985	Mentor Corporation
SCOTT	1,335,471	United Kingdom	February 15, 1988	Mentor Medical Limited
SEEDVUE	2,696,547	US	March 11, 2003	Mentor Corporation
SEEDVUE	642,708	Chile	September 23, 2002	Mentor Corporation
SEEDVUE	751,756	Mexico	June 26, 2002	Mentor Corporation
SEEL-A-PEEL	293391	Canada	July 27, 1984	Mentor Medical Limited
SEEL-A-PEEL	1979 3522	Denmark	November 23, 1979	Mentor Medical Limited
SEEL-A-PEEL	1101858	United Kingdom	September 22, 1978	Mentor Medical Limited
SELF-CATH	1,092,225	US	May 30, 1978	Mentor Corporation
SELF-CATH	185,736	CTM-Community Trademark	June 9, 1998	Mentor Corporation
SELF-CATH	928,602	Australia	May 15, 2003	Mentor Corporation
SELF-CATH	609,923	Canada	May 11, 2004	Mentor Corporation
SELF-CATH	496,009	Switzerland	March 19, 2002	Mentor Corporation
SERENADE	654,690	Benelux	September 17, 1992	Mentor Medical Limited
SERENADE	2,044,331	Germany	September 8, 1993	Mentor Medical Limited
SERENADE	150418	Ireland	December 18, 1992	Mentor Medical Limited
SERENADE	654,690	Italy		Mentor Medical Limited
SERENADE	160096	Norway	November 11, 1993	Mentor Medical Limited
SERENADE	317164	Portugal	November 4, 1998	Mentor Medical Limited
SERENADE	252396	Sweden	October 8, 1993	Mentor Medical Limited
SERENADE	401,084	Switzerland	April 21, 1993	Mentor Medical Limited
SERENADE	654,690	United Kingdom	September 9, 1992	Mentor Medical Limited
SILGRIP	1115158	Germany	December 3, 1987	Mentor Medical Limited
SILGRIP	1,332,030	United Kingdom	January 14, 1988	Mentor Medical Limited
SIMCARE	456507	Australia	December 3, 1986	Mentor Medical Limited
SIMCARE	456506	Australia	December 3, 1986	Mentor Medical Limited
SIMCARE	452106	Benelux	June 10, 1988	Mentor Medical Limited
SIMCARE	970966	China		Mentor Medical Limited
SIMCARE	109625	Finland	November 20, 1990	Mentor Medical Limited
SIMCARE	1384998	France	November 25, 1996	Mentor Medical Limited
SIMCARE	131547	Ireland	June 9, 1988	Mentor Medical Limited
SIMCARE	131546	Ireland		Mentor Medical Limited
SIMCARE	69559	Israel		Mentor Medical Limited
SIMCARE	69558	Israel		Mentor Medical Limited
SIMCARE	184633	New Zealand		Mentor Medical Limited

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Owner

SIMCARE	184632	New Zealand		Mentor Medical Limited
SIMCARE	317156	Portugal	November 3, 1998	Mentor Medical Limited
SIMCARE	364695	Switzerland	October 13, 1988	Mentor Medical Limited
SIMCARE	1291818	United Kingdom	November 14, 1986	Mentor Medical Limited
SIMCARE URO-FLO	1363418	United Kingdom	November 14, 1998	Mentor Medical Limited
SIMCLENS	521911	Benelux	December 3, 1992	Mentor Medical Limited
SIMCLENS	1842 2003	Italy	February 24, 2003	Mentor Medical Limited
SIMCLENS	1520356	United Kingdom	December 3, 1993	Mentor Medical Limited
SPIROFLOW	648,506	Mexico	March 29, 2000	Mentor Corporation
SPIROFLOW	1,832,319	Argentina	June 5, 2001	Mentor Corporation
SPIROFLOW	1,244,458	CTM-Community Trademark	December 10, 2001	Mentor Corporation
STANDARD CARE	1,986,090	US	July 9, 1996	Mentor Corporation
STOMA SIEGEL	1027139	Germany	December 28, 1991	Mentor Medical Limited
SUSPEND	2,179,319	US	August 4, 1998	Mentor Corporation
SUSPEND	523,613	CTM-Community Trademark	December 8, 1999	Mentor Corporation
SUSPEND	732980	Australia	April 24, 1997	Mentor Corporation
SUSPEND	534,404	Canada	October 12, 2000	Mentor Corporation
SYMPHONY	500075	Australia		Mentor Medical Limited
SYMPHONY	452256	Benelux	June 10, 1988	Mentor Medical Limited
SYMPHONY	1384997	France	December 17, 1986	Mentor Medical Limited
SYMPHONY	127153	Ireland	June 9, 1988	Mentor Medical Limited
SYMPHONY	69560	Israel		Mentor Medical Limited
SYMPHONY	184631	New Zealand		Mentor Medical Limited
SYMPHONY	11715149M9	Spain	July 20, 1998	Mentor Medical Limited
SYMPHONY	257035	Sweden	April 8, 1994	Mentor Medical Limited
SYMPHONY	364696	Switzerland	October 13, 1998	Mentor Medical Limited
SYMPHONY	1291819	United Kingdom	November 14, 1986	Mentor Medical Limited
TELE-CATH	1,741,134	US	December 22, 1992	Mentor Corporation
TITAN	923,815	Australia	March 31, 2003	Mentor Corporation
TITAN	620,922	Canada	September 29, 2004	Mentor Corporation
TITAN	2,817,534	CTM-Community Trademark	November 12, 2003	Mentor Corporation
TITAN	158,874	Israel	September 2, 2003	Mentor Corporation
TITAN	504,131	Switzerland		Mentor Corporation
TITAN	2002/21063	Turkey	August 20, 2002	Mentor Corporation
TITAN	2,872,319	US	August 10, 2004	Mentor Corporation

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Owner

TRANSCATH	39903932	Germany	March 4, 1999	Mentor Medical Limited
TRANSCATH	2186962	United Kingdom	January 23, 1999	Mentor Medical Limited
TRANSFIX	2201911	United Kingdom	July 2, 1999	Mentor Medical Limited
TRI-FORM	2030307	Germany	February 15, 1993	Mentor Medical Limited
TRI-FORM	1410768	United Kingdom	January 15, 1990	Mentor Medical Limited
ULTRA-FRESH	1,549,786	US	August 1, 1989	Mentor Corporation
UNIVAL	868645	United Kingdom	August 2August 1964	Mentor Medical Limited
URISCAN	1489966	United Kingdom	February 5, 1992	Mentor Medical Limited
URO-FLO	T-Unregistered	United Kingdom	T-Unregistered	Mentor Medical Limited
URO-FLO	654,621	Italy		Mentor Medical Limited
URO-FLO	3,096,137	Japan	November 30, 1995	Mentor Medical Limited
URO-FLO	163,847	Norway	July 21, 1994	Mentor Medical Limited
UROFLO SILKIE	2049250	United Kingdom	December 19, 1995	Mentor Medical Limited
URO-FLO	314622	Sweden	July 28, 1996	Mentor Medical Limited
URO-FLO UNIQUE	1429535	United Kingdom	July 21, 1990	Mentor Medical Limited
URO-FLO XTEND	1384039	United Kingdom	May 24, 1989	Mentor Medical Limited
URO-SAN	1,128,211	US	December 25, 1979	Mentor Corporation
URO-TEX	2,506,011	US	November 13, 2001	Mentor Corporation

Mentor Urology Worldwide Trademark Applications and Unregistered Trademarks (Porges listed separately)

Trademark	Application No.	Country	Application Date	Status	Owner

ALPINE FRESH		US		T-Unregistered	Mentor Corporation
ARIS	2589387	Argentina	May 11, 2005	Pending	Mentor Corporation
ARIS	827385099	Brazil	May 6, 2005	Pending	Mentor Corporation
ARIS (Porges)	124490600	Canada	January 26, 2005	Pending	Analytic Biosurgical Solutions-ABISS
ARIS	686346	Chile	May 9, 2005	Pending	Mentor Corporation
ARIS	4705780	China	June 7, 2005	Pending	Mentor Corporation
ARIS	4378154	CTM-Community Trademark	May 5, 2005	Pending	Mentor Corporation
ARIS	180498	Israel	May 5, 2005	Pending	Mentor Corporation
ARIS	2005-25470	Korea	June 3, 2005	Pending	Mentor Corporation
ARIS	2005/17860	Turkey	May 9, 2005	Pending	Mentor Corporation
ARIS	78/541,925	US	January 4, 2005	Pending	Mentor Corporation
ARIS (DESIGN)	78/638,258	US	May 26, 2005	Pending	Mentor Corporation
BACK IN CONTROL	78/508,331	US	October 29, 2004	Pending	Mentor Corporation
CLEAR ADVANTAGE		UK		T-Unregistered	Mentor Corporation

Seller Listing Schedules

Trademark	Application No.	Country	Application Date	Status	Owner

EASYOFF	76/470,468	US	November 27, 2002	T-Unregistered	Mentor Corporation
EVACARE	821,165,127	Brazil	October 23, 1998	Pending	Mentor Corporation
EXCEL	1,192,728	Canada	October 2, 2003	Pending	Mentor Corporation
E-Z HOLD		US		T-Unregistered	Mentor Corporation
FREEDOM SAILBOAT LOGO	827751656	Brazil	September 6, 2005	Pending	Mentor Corporation
FREEDOMSAILBOAT DESIGN	702381	Chile	September 6, 2005	Pending	Mentor Corporation
FREEDOM SAILBOAT DESIGN	66324	Puerto Rico	June 15, 2005	Pending	Mentor Corporation
FREEDOM SAILBOAT LOGO	78/647,514	US	June 9, 2005	Pending	Mentor Corporation
FREEDOM SAILBOAT DESIGN	2005-021111	Venezuela	September 23, 2005	Pending	Mentor Corporation
GIZMO		US		T-Unregistered	Mentor Corporation
GRIPZONE		US		T-Unregistered	Mentor Corporation
ISOLOADER	823624374	Brazil	March 1, 2001	Pending	Mentor Corporation
ISOLOADER	140,880	Egypt	March 10, 2001	Pending	Mentor Corporation
ISOSTRAND	8257544852	Brazil	August 7, 2003	Pending	Mentor Corporation
KIDS CAN CATH	76/564,038	US	December 8, 2003	Pending	Mentor Corporation
LA BOMBITA	78/647,467	US	June 9, 2005	Pending	Mentor Corporation
LA BOMBITA	722624	Mexico	June 13, 2005	Pending	Mentor Corporation
LOCKOUT		US		T-Unregistered	Mentor Corporation
NOVASILK	78/677,825	US	July 25, 2005	Pending	Mentor Corporation
NOVASILK	4519096	CTM-Community Trademark	July 28, 2005	Pending	Mentor Corporation
POP-SPEC	US 78/364,264	US	February 6, 2004	Pending	Mentor Corporation
POST-CATH	78/377,774	US	March 3, 2004	Pending	Mentor Corporation
RESIPUMP		US		T-Unregistered	Mentor Corporation
Selene	3811486	CTM-Community Trademark	May 15, 2004	Pending	Mentor Corporation
Selene	76/562,200	US	November 14, 2003	Pending	Mentor Corporation
SELF-CATH HYDROGEL	4168258	CTM-Community Trademark	December 11, 2004	Pending	Mentor Corporation
SELF-CATH HYDROGEL	78/528,684	US	December 7, 2004	Pending	Mentor Corporation
SELF-CATH PLUS		US		T-Unregistered	Mentor Corporation
SHIELD SKIN		US		T-Unregistered	Mentor Corporation
TITAN	824903803	Brazil		Pending	Mentor Corporation
TRIWASH		US		T-Unregistered	Mentor Corporation

Seller Listing Schedules

Porges Trademarks

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
AGRIP'STON (Dénomination)	1
		Communautaire	(I) 10	March 5, 2001	May 5, 2001 2113942	May 8, 2002 2113942	March 4, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALLEMAGNE; AUTRICHE; BELGIQUE; CHYPRE; DANEMARK; ESPAGNE; ESTONIE; FINLANDE; FRANCE; GRÈCE; HONGRIE; IRLANDE; ITALIE, LETTONIE; LITUANIE; LUXEMBOURG; MALTE; PAYS-BAS; POLOGNE; PORTUGAL; ROYAUME-UNI; SLOVAQUIE; SLOVÉNIE, SUÈDE, TCHÈQUE,

		FRANCE	(I) 10	March 2, 2001	March 2, 2001 01 3 087 414	March 2, 2001 01 3 087 414	March 1, 2011	Titulaire actuel : Porges SAS
ANGIO-BASKET (Dénomination)	1
		International	(I) 10	*	April 10, 1989 536 774	April 10, 1989 536 774	October 4, 2009	Titulaire actuel : Porges SAS
Pays revendiqués : ALGÉRIE; ALLEMAGNE; AUTRICHE; BÉLARUS; BENELUX; BULGARIE; ÉGYPTE; ESPAGNE; HONGRIE; ITALIE; KAZAKHSTAN; MAROC; MONACO; PORTUGAL (AB); ROUMAINE; RUSSIE, FÉDÉRATION DE; SUISSE; YOUGOSLAVIE

ARIS (Vignette)	1
		FRANCE	(I) 10	January 11, 2005	January 11, 2005 05 3 334 168		January 11, 2115	Titulaire actuel : Porges SAS
		International	(I) 10					Titulaire actuel : Porges SAS	Pays revendiqués : CHINE; JAPON
BIOSOFT (Dénomination)	1
		DANEMARK	(I) 10; 17	May 5, 1995	May 5, 1995 3441/95	August 2, 1996 VR 4501	August 2, 2006	Titulaire actuel : Porges SAS
		FINLANDE	(I) 10; 17	March 8, 1995	March 8, 1995 1407/95	August 15, 1996 201 270	August 15, 2006	Titulaire actuel : Porges SAS
		FRANCE	(I) 10; 17	May 16, 1994	April 29, 2004 94 520 289	July 9, 2004 94 520 289	May 16, 2014	Titulaire actuel : Porges SAS
		International	(I) 10; 17	January 6, 1995	January 6, 1995 631 256	January 6, 1995 631 256	June 1, 2015	Titulaire actuel : Porges SAS
Pays revendiqués : ALGÉRIE; ALLEMAGNE; AUTRICHE; BÉLARUS; BENELUX; CHINE; ÉGYPTE; ESPAGNE; HONGRIE; ITALIE, KAZAKHSTAN; KIRGHIZISTAN; MACÉDOINE; MAROC; MONACO; OUZBÉKISTAN; POLOGNE; PORTUGAL; ROUMANIE; RUSSIE, FÉDÉRATION DE; SLOVAQUIE; SUISSE; TADJIKISTAN

		IRLANDE	(I) 10; 17	February 28, 1995	February 28, 1995 173 286	February 5, 2002 173 286	February 28, 2012	Titulaire actuel : Porges SAS
		ISRAËL	(I) 17	March 31, 1995	March 31, 1995 97 866	March 31, 1995 97 866	March 31, 2016	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries

		ISRAËL	(I) 10	March 31, 1995	March 31, 1995 97 865	March 31, 2002 97 865	March 31, 2116	Titulaire actuel : Porges SAS
		JAPON	(I) 17	November 21, 1986	November 11, 1986 123378/86	September 30. 1998 2 081 488	September 30, 2008	Titulaire actuel : Porges SAS
		LIBAN	(I) 10; 17	March 29, 1995	March 29, 1995 591/295461	March 30, 1995 65 417	March 29, 2010	Titulaire actuel : Porges SAS
		NORVÈGE	(I) 10; 17	March 14, 1995	March 14, 1995 951 672	March 13, 1997 180 495	March 13, 2007	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10; 17	March 1, 1995	October 1, 2005 2 012 920	January 26, 2005 2 012 920	March 1, 2015	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 1	December 18, 1991	December 18, 1991 1 455 989	December 18, 1998 1 455 989	December 18, 2008	Titulaire actuel : Porges SAS
		SUÈDE	(I) 10; 17	March 1, 1996	March 1, 1996 95-2475	February 2, 1996 308 720	February 16, 2006	Titulaire actuel : Porges SAS
		TUNISIE	(I) 10; 17	March 28, 1995	March 28, 1995 EE950412	March 28, 1995 EE950412	March 28, 2010	Titulaire actuel : Porges SAS
COBRA (Dénomination)	1
		FRANCE	(I) 10	December 15, 2004	15/12/04 04 3 329 708		December 15, 2014	Titulaire actuel : Porges SAS
COELIODRAIN (Dénomination)	1
		FRANCE	(I) 10	March 30, 1994	February 6, 2004 94 513 537	April 4, 2004 94 513 537	March 30, 2014	Titulaire actuel : Porges SAS
		International	(I) 10	December 23, 1994	December 23, 1994 629 284	December 23, 1994 629 284	December 23, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE, ESPAGNE; ITALIE
		IRLANDE	(I) 10	September 30, 1994	September 30, 1994 94/6023	September 30, 2001 165460	September 30, 2011	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	October 3, 1994	October 3, 1994 1 586 545	October 3, 2001 1 586 545	October 3, 2011	Titulaire actuel : Porges SAS
COROLEM (Dénomination)	1
		AFRIQUE DU SUD	(I) 10	August 8, 1988	August 8, 1998 88/6833	August 8, 1998 88/6833	August 8, 2008	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	July 25, 1988	July 25, 1998 1 479 635	July 25, 1998 1 479 635	July 25, 2008	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries

		GRÈCE	(I) 10	August 17, 1988	August 17, 1998 90 223	August 17, 1998 90 223	August 17, 2008	Titulaire actuel : Porges SAS
		International	(I) 10	December 28, 1988	December 28, 1988 530 755	December 28, 1988 530 755	December 28, 2008	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE, BENELUX; ESPAGNE (AB); ITALIE; LIECHTENSTEIN; SUISSE
COROLEM +logo (Dénomination + Logo)	1
		AFRIQUE DU SUD	(I) 10	February 14, 1989	August 21, 1998 89/1122	August 21, 1998 89/1122	February 14, 2009	Titulaire actuel : Porges SAS
		International	(I) 10	April 18, 1989	April 18, 1989 537 617	April 18, 1989 537 617	April 18, 2009	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE, BENELUX; ESPAGNE; ITALIE; LIECHTENSTEIN; SUISSE
CYSTODRAIN (Dénomination)	1
		AFRIQUE DU SUD	(I) 10	February 16, 1994	February 5, 2004 94/1595	February 5, 2004 94/1595	February 16, 2014	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	August 10, 1992	August 10, 2002 92 430 194	August 10, 2002 92 430 194	August 10, 2012	Titulaire actuel : Porges SAS
		International	(I) 10	*	January 15, 1993 595 687	January 15, 1993 595 687	January 15, 2008 January 15, 2013	Titulaire actuel : Porges SAS
Pays revendiqués : ALGÉRIE; ALLEMAGNE (AB); AUTRICHE, BENELUX; BULGARIE; ÉGYPTE; ESPAGNE; HONGRIE; ITALIE; MAROC; PORTUGAL; ROUMANIE; RUSSIE; FÉDÉRATION DE; SLOVAQUIE, SUISSE (AB); TCHÈQUE, RÉPUBLIQUE; YOUGOSLAVIE

		JAPON	(I) 10	February 15, 1994	February 15, 1994 014687/94	April 11, 1997 3280538	April 11, 2007	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	October 6, 1992	August 10, 1999 1514606	August 10, 1999 1514606	August 10, 2009	Titulaire actuel : Porges SAS
CYSTODRAIN Porges + LOGO (Dénomination + Logo)	1
		SUISSE	(I) 10	June 13, 1994	June 13, 2004 422118	June 13, 2004 422118	June 13, 2014	Titulaire actuel : Porges SAS
CYSTODRAINPU (Dénomination)	1
		ALLEMAGNE	(I) 10	May 10, 1999	May 10, 1999 399 27 154 6	July 7, 2000 399 27 154	May 13, 2009	Titulaire actuel : Porges SAS
derma-biodor (Dénomination)	1
		ALLEMAGNE	(I) 5	July 29, 1999	July 29, 1999 399 44 902.7	October 5, 1999 39944 902.7/05	July 29, 2009	Titulaire actuel : Porges GmbH

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries

derma-dor (Dénomination)	1
		ALLEMAGNE	(I) 5	October 1, 1985	October 10, 1995 1 104 768	October 10, 1995 1 104 768	October 1, 2005	Titulaire actuel : Porges GmbH
DETOUR (Dénomination)	1
		Communautaire	(I) 10	January 24, 2001	January 24, 2001 002051498	January 24, 2002 002051498	January 24, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALLEMAGNE; AUTRICHE; BELGIQUE; CHYPRE; DANEMARK; ESPAGNE; ESTONIE; FINLANDE; FRANCE; GRÈCE; HONGRIE; IRLANDE; ITALIE; LETTONIE, LITUANIE; LUXEMBOURG; MALTE; PAYS-BAS; POLOGNE; PORTUGAL; ROYAUME-UNI; SLOVAQUIE; SLOVÉNIE, SUÈDE, TCHÈQUE

		FRANCE	(I) 10	January 3, 2000	January 3, 2000 00 3 000 394	January 3, 2000 00 3 000 394	January 3, 2010	Titulaire actuel : Porges SAS
		International	(I) 10	January 30, 2001	January 30, 2001 750 708	January 30, 2001 750 708	January 30, 2011	Titulaire actuel : Porges SAS	Pays revendiqués : ALBANIE; BOSNIE-HERZÉGOVINE; CROATIE; ESTONIE; HONGRIE; LETTONIE; LITUANIE; NORVÈGE; POLOGNE; ROUMANIE; SLOVAQUIE; SLOVÉNIE; SUISSE; TCHÈQUE, RÉPUBLIQUE; TURQUIE; YOUGOSLAVIE
		JAPON	(I) 10	December 13, 2000	December 13, 2000 2000-134040	January 25, 2002 4539150	January 25, 2012	Titulaire actuel : Porges SAS
DIABOLO (Dénomination)	1
		FRANCE	(I) 10	September 1, 1998	September 1, 1998 98 747 899	September 1, 1998 98 747 899	September 1, 2008	Titulaire actuel : Porges SAS
		International	(I) 10	February 12, 1999	February 12, 1999 709 273	February 12, 1999 709 273	December 2, 2009 December 2, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; ITALIE; NORVÈGE; PORTUGAL; ROYAUME-UNI; SUÈDE; SUISSE; TURQUIE
DORMIA (Dénomination)	1
		AFRIQUE DU SUD	(I) 10	May 17, 1985	May 17, 2005 85/3492	May 17, 2005 85/3492	May 17, 2015	Titulaire actuel : Porges SAS
		ARGENTINE	(I) 10	May 21, 1985	December 27, 1996 2063220	October 17, 1997 1 647 738	October 17, 2007	Titulaire actuel : Porges SAS
		BRĖSIL	(I) 10	October 1, 1978	August 25, 1999 006976948	August 25, 1999 006976948	August 25, 2009	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries

CANADA	(I) 10	June 27, 1985	April 18, 2001 316 088	July 4, 2001 316 088	July 4, 2016	Titulaire actuel : Porges SAS
CHINE	(I) 10	May 14, 1986	February 21, 1997 970000419	March 9, 1997 280056	March 9, 2007	Titulaire actuel : Porges SAS
CORĖE, RĖPUBLIQUE DE	(I) 10	June 22, 1985	November 1, 1995 95-5972	December 24, 1996 127865	July 29, 2006	Titulaire actuel : Porges SAS
CORĖE, RĖPUBLIQUE DE	(I) 10	June 22, 1885	November 1, 1995 95-5969	December 24, 1996 127868	July 29, 2006	Titulaire actuel : Porges SAS
DANEMARK	(I) 10	May 13, 1985	May 9, 1996 1116 1985	May 9, 1996 1116 1986	May 9, 2006	Titulaire actuel : Porges SAS
ĖTATS-UNIS	(I) 10	October 14, 1986	October 14, 1986 625 234	June 2, 1987 1 441 126	June 2, 2007	Titulaire actuel : Porges SAS
FINLANDE	(I) 10	May 15, 1985	April 18, 1997 T198501673	January 5, 1997 97563	January 5, 2007	Titulaire actuel : Porges SAS
FRANCE	(I) 10	April 11, 1978	March 23, 1998 1 456 937	March 23, 1998 1 456 937	March 23, 2008	Titulaire actuel : Porges SAS
INDE	(I) 10	June 14, 1985	June 13, 1999 439099	June 13, 1999 439099	June 13, 2006	Titulaire actuel : Porges SAS
International	(I) 10	August 11, 1978	August 11, 1998 R 439 051	August 11, 1998 R 439 051	November 8, 2008 November 3, 2011	Titulaire actuel : Porges SAS
Pays revendiquės : ALGĖRIE, ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; BULGARIE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; KAZAKHSTAN; MACĖDOINE; MAROC; PORTUGAL; ROUMANIE; RUSSIE, FĖDĖRATION DE; SLOVAQUIE SLOVĖNIE; SUISSE; TCHĖQUE, RĖPUBLIQUE; UKRAINE; YOU

International	(I) 10		March 10, 1993 598 008	Marach 10, 1993 598 008	March 20, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : POLOGNE
IRLANDE	(I) 10	November 18, 1985	November 18, 1992 117167	November 18, 1992 117167	November 17, 2006	Titulaire actuel : Porges SAS
JAPON	(I) 10	October 2, 1978	August 27, 2002 1535638	August 27, 2002 1535638	August 27, 2012	Titulaire actuel : Porges SAS
MEXIQUE	(I) 10	September 30, 1993	July 31, 2003 467087	September 30, 2003 467087	September 30, 2013	Titulaire actuel : Porges SAS
NORVĖGE	(I) 10	May 14, 1985	June 12, 1996 125 453	June 12, 1996 125 453	June 12, 2006	Titulaire actuel : Porges SAS
ROYAUME-UNI	(I) 10	October 5, 1978	April 11, 1999 1102450	April 11, 1999 1102450	April 11, 2009	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		SUĖDE	(I) 10	May 20, 1985	January 10, 1996 199357	January 10, 1996 199357	January 10, 2006	Titulaire actuel : Porges SAS
		TAIWAN, PROVINCE DE CHINE	(N) 82	May 24, 1985	March 16, 1996 318 305	March 16, 1996 318 305	March 15, 2006	Titulaire actuel : Porges SAS
		TURQUIE	(I) 10	April 11, 1988	March 27, 1998 17946	April 11, 1998 104378	April 11, 2008	Titulaire actuel : Porges SAS
		VENEZUELA	(N) 044	February 19, 1987	February 19, 1987 0002100-87	January 7, 1991 0139963	January 7, 2006	Titulaire actuel : Porges SAS
DORMIA KATAKANA (Graphisme)	1
		JAPON	(I) 10	March 10, 1986	October 26, 1998 2085827	October 26, 1998 2085827	October 26, 2008	Titulaire actuel : Porges SAS
DUET (Dėnomination)	1
		ALLEMAGNE	(I) 5, 10	February 14, 1992	February 14, 2002 2 012 161	February 14, 2002 2 012 161	February 14, 2012	Titulaire actuel : Porges GmbH
ECICOLO (Dėnomination)	1
		ALLEMAGNE	(I) 10	February 4, 1987	February 4, 1997 1 113 376	February 4, 1997 1 113 376	February 4, 2007	Titulaire actuel : Porges GmbH
ECIILEO (Dėnomination)	1
		ALLEMAGNE	(I) 10	February 4, 1987	February 4, 1997 1 113 379	February 4, 1997 1 113 379	February 4, 2007	Titulaire actuel : Porges GmbH
ECIPOSTOP (Dėnomination)	1
		ALLEMAGNE	(I) 10	February 4, 1987	February 4, 1997 1 113 377	February 4, 1997 1 113 377	February 4, 2007	Titulaire actuel : Porges GmbH
ELEFANT (Dėnomination)	1
		FRANCE	(I) 10	February 10, 2003	February 10, 2003 03 3 208 710	February 10, 2003 03 3 208 710	February 10, 2013	Titulaire actuel : Porges SAS
		International	(I) 10	July 29, 2003	July 29, 2003 809 344	July 29, 2003 809 344	July 29, 2008 July 07, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; FINLANDE; GRECE; IRLANDE, ITALIE; JAPON; PORTUGAL; ROYAUME-UNI, SUĖDE

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
EMBLEME Porges (Logo)	1
		International	(I) 10	#######	October 3, 2004 289 414	April 21, 2004 289 414	March 10, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE, LIECHTENSTEIN; MAROC; MONACO; PORTUGAL (AB); ROUMANIE; SAINT-MARIN; SUISSE, YOUGOSLAVIE
		TUNISIE	(I) 10	October 3, 1964	September 30, 2004 EE042012			Titulaire actuel : Porges SAS
EUROLOGY (Dėnomination)	1
		FRANCE	(I) 10; 16; 41; 42	May 26, 1993	May 26, 2003 93 469 678	May 26, 2003 93 469 678	May 26, 2013	Titulaire actuel : Porges SAS
		International	(I) 10; 16; 41; 42	November 5, 1993	November 5, 1993 609 483	November 5, 1993 609 483	November 5, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; ESPAGNE; ITALIE; PORTUGAL (AB); SUISSE
EXTERNADOM (Dėnomination)	1
		FRANCE	(I) 10	December 22, 1987	December 22, 1997 1 441 340	December 22, 1997 1 441 340	December 22, 1997	Titulaire actuel : Porges SAS
FOLURINE (Dėnomination)	1
		FRANCE	(I) 10	April 19, 2001	April 19, 2001 01 3 097 267	April 19, 2001 01 3 097 267	April __, 2011	Titulaire actuel : Porges SAS
FOLYSIL (Dėnomination)	1
		AFRIQUE DU SUD	(I) 10	February 4, 2094	February 5, 2004 94/1078	February 5, 2004 94/1078	February 4, 2014	Titulaire actuel : Porges SAS
		ARGENTINE	(I) 10	September 3, 1991	September 19, 2003 2 461 510	February 19, 2004 1 970 941	February __, 2014	Titulaire actuel : Porges SAS
		AUSTRALIE	(I) 10	June 13, 1985	June 13, 1992 A 428230	June 13, 1992 A 428230	June 13, 2006
		CHINE	(I) 10	May 14, 1986	February 21, 1997 970000423	March 9, 1997 280058	September 3, 2007	Titulaire actuel : Porges SAS
		DANEMARK	(I) 10	April 16, 1980	October 17, 2000 VR 1980 03962	October 17, 2000 VR 1980 03962	October 17, 2010	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		ĖTATS-UNIS	(I) 10	February 4, 1988	February 4, 1988 709 418	October 10, 25, 1988 1 510 009	October 25, 2008	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	February 2, 1980	February 21, 2000 1 583 855	February 21, 2000 1 583 855	February 21, 2010	Titulaire actuel : Porges SAS
		GRĖCE	(I) 10	February 28, 1994	February 28, 2004 118,019	February 28, 2004 118,019	February 28, 2014	Titulaire actuel : Porges SAS
		International	(I) 10	April 10, 1980	April 10, 2000 R 452 543	April 10, 2000 R 452 543	April 10, 2010 April 10, 2015	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; BOSNIE-HERZEGOVINE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; MACĖDOINE; MAROC; MONACO; PORTUGAL; ROUMANIE; RUSSIE; FĖDĖRATION DE; SLOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE, RĖPUBLIQUE, UKRAIN

		IRLANDE	(I) 10	April 23, 1980	April 22, 2001 97219	April 22, 2001 97219	April 22, 2011	Titulaire actuel : Porges SAS
		ISRAĖL	(I) 10	February 7, 1994	February 6, 2001 91107	February 6, 2001 91107	February 6, 2015	Titulaire actuel : Porges SAS
		JAPON	(I) 10	April 23, 1980	August 27, 1994 1732318	April 27, 1995 1732318	November 27, 2004	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	June 11, 1985	April 17, 1996 124 896	April 17, 1996 124 896	April 17, 2006	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	April 16, 1980	February 21, 2001 1132129	February 21, 2001 1132129	February 21, 2011	Titulaire actuel : Porges SAS
		TUNISIE	(I) 10	April 10, 1980	April 10, 2000 EE000589	April 10, 2000 EE000589	April 10, 2015	Titulaire actuel : Porges SAS
		TURQUIE	(I) 10	May 13, 1994	May 28, 2004 66213	May 13, 2004 153357	May 13, 2014	Titulaire actuel : Porges SAS
FRIDAY (Dėnomination)	1
		Communautaire	(I) 10	February 27, 2001	February 27, 2001 002185460	April 18,02 002185460	February 27, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALLEGNE, AUTRICHE; BELLGIQUE; CHYPRE; DANEMARK; ESPAGNE; ESTONIE; FINLANDE; FRANCE; GRĖCE; HONGRIE; IRLANDE, ITALIE; LETTONIE; LITUANIE; LUXEMBOURGE; MALTE; PAYS-BAS; POLOGNE; PORTUGAL; ROYAUME-UNI; SLOVAQUIE; SLOVĖNIE; SUĖDE; TCHĖQUE

		FRANCE	(I) 10	January 23, 2001	January 23, 2001 01 3 079 470	January 23, 2001 01 3 079 470	January 23, 2011	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10	June 11, 2001	June 11, 2001 762 270	June 11, 2001 762 270	June 11, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALBANIE; BOSNIE-HERZĖGOVINE (AB), CROATIE; ESTONIE; HONGRIE; JAPON; LETTONIE; LITUANIE; NORVĖGE; POLOGNE; ROUMANIE; SLOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE, RĖPUBLIQUE; TURQUIE; YOUGOSLAVIE

GUILPLAST (Dėnomination)	1
		CHINE	(I) 10	May 14, 1986	May 14, 1986 19836	March 10, 1997 R280069	March 10, 2007	Titulaire actuel : Porges SAS
HELIKAL (Dėnomination)	1
		Communautaire	(I) 10	April 20, 2004	April 20, 2004 003783388		April 2014	Titulaire actuel : Porges SAS
Pays revendiqués : ALLEMAGNE; AUTRICHE; BELGIQUE; CHYPRE; DANEMARK; ESPAGNE; ESTONIE; FINLANDE; FRANCE; GRĖCE; HONGRIE; IRLANDE; ITALIE; LETTONIE, LITUANIE; LUXEMBOURG; MALTE; PAYS-BAS; POLOGNE; PORTUGAL; ROYAUME-UNI;SLOVAQUIE; SLOVĖNIE; SUĖDE; TCHĖQUE

IN-KA (Dėnomination)	1
		FRANCE	(I) 10	July 21, 2003	July 21, 2003 03 3 237 442	July 21, 2003 03 3 237 442	July 21, 2013	Titulaire actuel : Porges SAS
		International	(I) 10	January 20, 2004	January 20, 2004 818 432	January 20, 2004 818 432	January 20, 2009 January 20, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; FINLANDE; GRĖCE; IRLANDE; ITALIE; PORTUGAL; ROYAUME-UNI; SUĖDE
KOLIBRI (Dėnomination)	1
		CANADA	(N)		January 23, 2003 1 165 453			Titulaire actuel : Porges SAS
		FRANCE	(I) 10	July 30, 2002	July 30, 2002 02 3 177 283	July 30, 2002 02 3 177 283	July 30, 2012	Titulaire actuel : Porges SAS
		International	(I) 10	January 22, 2003	January 22, 2003 797 096	January 22, 2003 797 096	January 22, 2008 January 22, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; FINLANDE; GRĖCE; IRLANDE; ITALIE, PORTUGAL; ROYAUME-UNI; SUĖDE
LE CLIC (Dėnomination)	1
		FINLANDE	(I) 10	March 7, 1995	March 07, 1995 1396/95	May 15, 1996 200359	May 15, 2006	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10	January 6, 1995	January 06, 1995 629 561	January 06, 1995 629 561	June 01, 2015	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; ESPAGNE; HONGRIE; ITALIE; KAZAKHSTAN; KIRGHIZISTAN; MAROC; QUZBĖKISTAN; POLOGNE; PORTUGAL (AB), ROUMANIE; RUSSIE, FĖDĖRATION DE; SLOVAQUIE; SUISSE; TADJIKISTAN; TCHĖQUE, RĖPUBLIQUE; UKRAIN

		LIBAN	(I) 10	March 29, 1995	March 29, 1995 065416	March 29, 1995 065416	March 29, 2010	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	March 14, 1995	March 14, 1995 19951671	October 10, 1996 177287	October 10, 2006	Titulaire actuel : Porges SAS
		SUĖDE	(I) 10	April 20, 1995	April 20, 1995 95-04749	February 23, 1996 309098	February 23, 2006	Titulaire actuel : Porges SAS
		TUNISIE	(I) 10	March 28, 1995	March 28, 1995 EE95.0411	March 28, 1995 EE95.0411	March 28, 2010	Titulaire actuel : Porges SAS
MINUTE STENT (Dėnomination)	1
		FRANCE	(I) 10	July 29, 1999	July 29, 1999 99 806 386	July 29, 1999 99 806 386	July 29, 2009	Titulaire actuel : Porges SAS
N.Stone (Dėnomination)	1
		FRANCE	(I) 10	June 20, 2003	June 20, 2003 03 3 232 195	June 20, 2003 03 3 232 195	June , 2013	Titulaire actuel : Porges SAS
		International	(I) 10	December 19, 2003	December 19, 2003 817 185	December 19, 2003 817 185	December 19, 2008 December 19, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BELELUX; DANEMARK; ESPAGNE; FINLANDE; GRĖCE; IRLANDE, ITALIE; JAPON; PORTUGAL; ROYAUME-UNI; SUĖDE
NEOPLEX (Dėnomination)	1
		ALLEMAGNE	(I) 10	April 25, 1957	April 25, 1997 737615	April 25, 1997 737615	April 25, 2007	Titulaire actuel : Porges SAS
		BRĖSIL	(N) 9	August 21, 1972	November 10, 1995 006159214	November 10, 1995 006159214	November 10, 2005	Titulaire actuel : Porges SAS
		CANADA	(I) 10	November 21, 1952	November 21, 1997 UCA45381	November 21, 1997 UCA45381	November 21, 2012	Titulaire actuel : Porges SAS
		CHINE	(I) 10	May 14, 1986	March 10, 1997 280057	March 10, 1997 280057	March 10, 2007	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
CORĖE, RĖPUBLIQUE DE	(I) 11	June 22, 1985	Septemer 17, 1996 130844	Septemer 17, 1996 130844	September17, 2006	Titulaire actuel : Porges SAS
CORĖE, RĖPUBLIQUE DE	(I) 11	June 22, 1985	July 29, 1996 127866	July 29, 1996 127866	July 29, 2006	Titulaire actuel : Porges SAS
ĖSTATS-UNIS	(I) 10	August 20, 1952	January 26, 1994 585050	January 26, 1994 585050		Titulaire actuel : Porges SAS
FINLANDE	(I) 10	May 15, 1985	August 20, 1997 99181	August 20, 1997 99181	August , 2007	Titulaire actuel : Porges SAS
FRANCE	(I) 10	December 17, 1948	July 25, 1998 1 479 636	July 25, 1998 1 479 636	July 25, 2008	Titulaire actuel : Porges SAS
INDE	(I) 17	June 14, 1985	June 14, 1999 439097	June 14, 1999 439097	June 14, 2006	Titulaire actuel : Porges SAS
INDE	(I) 10	June 14, 1985	June 14, 1999 439098	June 14, 1999 439098	June 14, 2006	Titulaire actuel : Porges SAS
International	(I) 10	July 7, 1951	July 07, 1991 2R154 775	July 07, 1991 2R154 775	July 07, 2006 July 07, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE, BENELUX; CROATIE, ĖGYPTE; ESPAGNE (AB); HONGRIE; ITALIE; LIECHTENSTEIN; MAROC; MONACO;PORTUGAL; ROUMANIE; SLOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE, RĖPUBLIQUE; YOUGOSLAVIE

IRLANDE	(I) 17	November 18, 1985	November 18, 1992 117169	November 18, 1992 117169	November 18, 2006	Titulaire actuel : Porges SAS
IRLANDE	(I) 10	November 18, 1985	November 18, 1992 117168	November 18, 1992 117168	November 18, 2006	Titulaire actuel : Porges SAS
JAPON	(I) 10	April 17, 1980	February 28, 1996 1838861	February 28, 1996 1838861	February 28, 2006	Titulaire actuel : Porges SAS
JAPON	(I) 10	June 13, 1986	March 27, 1999 2122726	March 27, 1999 2122726	March 27, 2009	Titulaire actuel : Porges SAS
MEXIQUE	(I) 10	March 19, 1986	March 19, 1996 330066	March 19, 1996 330066	March 2006	Titulaire actuel : Porges SAS
NORVĖGE	(I) 10	May 14, 1985	Septemer 11, 1996 126 383	Septemer 11, 1996 126 383	September11, 2006	Titulaire actuel : Porges SAS
SUĖDE	(I) 10	August 29, 1980	August 29, 2000 173 402	August 29, 2000 173 402	August 29, 2010	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		TAIWAN, PROVINCE DE CHINE	(N) 82	January 31, 1986	February 01, 1996 314245	February 01, 1996 314245	January 31, 2006	Titulaire actuel : Porges SAS
		TAIWAN, PROVINCE DE CHINE	(N) 68	January 31, 1986	March 15, 1996 318158	March 15, 1996 318158	March 15, 2006	Titulaire actuel : Porges SAS
		TUNISIE	(I) 10	July 7, 1971	July 23, 1991 EE91.0597	July 23, 1991 EE91.0597	July 23, 2006	Titulaire actuel : Porges SAS
		TURQUIE	(I) 10; 17	April 11, 1988	April 11, 1998 103954	April 11, 1998 103954	April 11, 2008	Titulaire actuel : Porges SAS
OVEA (Dėnomination)	1
		DANEMARK	(N) 10	October 23, 1997	October 23, 1997 VA 05251 1997	November 14, 1997 VR 04920 1997	November 14, 2007	Titulaire actuel : Porges SAS
		FINLANDE	(I) 10	October 24, 1997	October 24, 1997 T199704129	October 15, 1998 211458	October 15, 2008	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	April 28, 1997	April 28, 1997 97 675 530	April 28, 1997 97 675 530	April 28, 2007	Titulaire actuel : Porges SAS
		GRĖCE	(I) 10	October 27, 1997	October 27, 1997 134.899	June 17, 1999 134.899	October 27, 2007	Titulaire actuel : Porges SAS
		International	(I) 10	October 22, 1997	October 22, 1997 681 511	October 22, 1997 681 511	October 22, 2007	Titulaire actuel : Porges SAS	Pays revendiqués : ALLMAGNE; AUTRICHE; BENELUX; ESPAGNE, ITALIE; PORTUGAL (AB); SUISSE
		IRLANDE	(I) 10	October 24, 1997	October 24, 1997 97/3961	October 24, 1997 207806	October 23, 2007	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	October 28, 1997	October 28, 1997 19978969	May 28, 1998 190491	May 28, 2008	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	October 24, 1997	October 24, 1997 2148948	June 26, 1998 2148948	October 24, 2007	Titulaire actuel : Porges SAS
		SUĖDE	(I) 10	October 23, 1997	October 23, 1997 97-09464	October 01, 1999 333 359	October 1, 2009	Titulaire actuel : Porges SAS
		TURQUIE	(I) 10	October 27, 1997	October 27, 1997 16150	October 27, 1997 191 673	October 27, 2007	Titulaire actuel : Porges SAS
PENILEX (Dėnomination)	1
		CHINE	(I) 10	January 19, 1987	August 20, 1997 296244	August 20, 1997 296244	August , 2007	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	March 22, 1968	April 14, 1998 1 460 413	April 14, 1998 1 460 413	April 14, 2008	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10	January 30, 1984	January 30, 2004 482 368	January 30, 2004 482 368	January 30, 2009 January 30, 2014	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; CORĖE, RĖPUBLIQUE POPULAIRE DĖMOCRATIQUE DE; CROATIE; ĖGYPTE (AB); ESPAGNE; HONGRIE; ITALIE; KAZAKHSTAN; LIECHTENSTEIN; MAROC; MONACO; PORTUGAL; ROUMANIE; RUSSIE, FEDĖRATION DE; SLOVAQUIE,

		International	(I) 10	March 8, 1993	March 08, 1993 598 205	March 08, 1993 598 205	March 8, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : POLOGNE
		ROYAUME-UNI	(I) 10	January 19, 1993	January 19, 2000 1524337	January 19, 2000 1524337	January , 2010	Titulaire actuel : Porges SAS
		TUNISIE	(I) 10	January 30, 1984	January 27, 2004 EE 04 0222			Titulaire actuel : Porges SAS
PICKSTONE (Dėnomination)	1
		CANADA	(I) 10	September 17, 2001	Septemer 17, 2001 1 115 931	December 11, 2003 597, 268	December 11, 2018	Titulaire actuel : Porges SAS
		Communautaire	(I) 10		March 21, 2001 002140879	May 03, 2002 002140879	March 21, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALLEMAGNE; AUTRICHE; BELGIQUE; CHYPRE; DANEMARK, ESPAGNE; ESTONIE; FINLANDE; FRANCE; GRĖCE, HONGRIE; IRLANDE; ITALIE, LETTONIE, LITUANIE; LUXEMBOURG, MALTE; PAYS-BAS; POLOGNE; PORTUGAL; ROYAUME-UNI; SLOVAQUIE; SLOVĖNIE; SUĖDE; TCHĖQUE

		ĖTATS -UNIS	(I) 10		Septemer 19, 1990 76-315 211	December 10, 2002 2 658 793	October 12, 2008 October 12, 2012	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	March 19, 2001	March 19, 2001 01 3 091 196	March 19, 2001 01 3 091 196	March, 2011	Titulaire actuel : Porges SAS
		International	(I) 10		Septemer 17, 2001 766 681	Septemer 17, 2001 766 681	September17, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALBANIE; BOSNIE-HERZĖGOVINE; CROATIE; ESTONIE; HONGRIE; JAPON; LETTONIE; LITUANIE; NORVĖGE; POLOGNE; ROUMANIE; SLOVAQUIE; SLOVĖNIE; SUISSE (AB); TCHĖQUE, RĖPUBLIQUE; TURQUIE; YOUGOSLAVIE

POLYBAX (Dėnomination)	1
		FRANCE	(I) 10; 17	September 8, 1986	Septemer 08, 1996 1 380 019	Septemer 08, 1996 1 380 019	September8, 2006	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10; 17	January 12, 1987	January 12, 1987 509 124	January 12, 1987 509 124	December 01, 2007	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMANGE; AUTRICHE; BĖLARUS; BENELUX; ĖGYPTE (AB); ESPAGNE (AB); HONGRIE, ITALIE; KAZAKHSTAN; LIECHTENSTEIN; MAROC; MONACO; PORTUGAL (AB); ROUMANIE; RUSSIE, FĖDĖRATION DE; SAINT-MARIN; SUISSE; YOUGOSLAVIE

		TUNISIE	(I) 10; 17	January 12, 1987	January 12, 1987 509 124	January 12, 1987 509 124	January 12, 2007	Titulaire actuel : Porges SAS
Porges (Dėnomination)	1
		AFRIQUE DU SUD	(I) 10	February 16, 1994	February 05, 2004 94/1596	February 05, 2004 94/1596	February 16, 2014	Titulaire actuel : Porges SAS
		ARGENTINE	(I) 10	September 29, 1980	December 30, 2003 2 486 802	May 11, 2004 1 980 511	May 11, 2014	Titulaire actuel : Porges SAS
		CORĖE, RĖPUBLIQUE DE	(I) 11	October 7, 1986	December 15, 1997 148554	December 15, 1997 148554	December 15, 2007	Titulaire actuel : Porges SAS
		CORĖE, RĖPUBLIQUE DE	(I) 11	June 22, 1985	July 30, 1996 127 867	July 30, 1996 127 867	July 29, 2006	Titulaire actuel : Porges SAS
		ĖTATS-UNIS	(I) 10	July 6, 1994	July 06, 1994 74-546123	February 13, 1996 1 955 726	February 13, 2006	Titulaire actuel : Porges SAS
		FRANCE	(I) 9; 10	June 13, 1980	May 30, 2000 1 594 754	May 30, 2000 1 594 754	May 30, 2010	Titulaire actuel : Porges SAS
		GRĖCE	(I) 10	April 30, 1994	March 30, 2004 | 118 452	March 30, 2004 | 118 452	March 30, 2014	Titulaire actuel : Porges SAS
		International	(I) 9; 10	August 19, 1980	August 19, 2000 R 455 135	August 19, 2000 R 455 135	August 19, 2010 August 19, 2015	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; BOSNIE-HERZĖGOVINE; CORĖE, RĖPUBLIQUE POPULAIRE DĖMOCRATIQUE DE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; KAZAKHSTAN, LIECHTENSTEIN; MACĖDOINE, MAROC; MONACO; PORTUGAL; ROUMANIE; RUSSIE,

		International	(I) 9; 10	March 1, 1994	March 01, 1994 614 260	March 01, 1994 614 260	March 1, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : CHINE; POLOGNE
		JAPON	(I) 10	June 14, 1972	July 17, 2005 1133127	July 17, 2005 1133127	July 17, 2015	Titulaire actuel : Porges SAS
		JAPON	(I) 10	March 10, 1986	October 26, 1998 2 085 828	October 26, 1998 2 085 828	October 26, 2008	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		ROYAUME-UNI	(I) 10	September 16, 1980	Septemer 16, 2001 1 140 316	Septemer 16, 2001 1 140 316	September16, 2011	Titulaire actuel : Porges SAS
		TAIWAN, PROVINCE DE CHINE	(N) 82	May 16, 1986	December 16, 1996 350370	December 16, 1996 350370	December 15, 2006	Titulaire actuel : Porges SAS
		TUNISIE	(I) 9, 10	August 19, 1980	August 18, 2000 EE001646	August 18, 2000 EE001646	August , 2015	Titulaire actuel : Porges SAS
		VENEZUELA	(I) 9	January 30, 1981	Septemer 12, 1999 110.223F		September12, 2009	Titulaire actuel : Porges SAS
		VENEZUELA	(I) 10	April 21, 1988	April 21, 1988 6384	August 06, 1999 P-213,092	August 6, 2009	Titulaire actuel : Porges SAS
		VENEZUELA	(I) 9	October 7, 1980	June 21, 1999 108.854F		June 21, 2009	Titulaire actuel : Porges SAS
Porges + LOGO (Dėnomination + Logo)	1
		ANDORRE	(I) 9, 10	December 1, 1997	December 01, 1997 10044	December 01, 1997 10044	December 1, 2007	Titulaire actuel : Porges SAS
		ARABIE SAOUDITE	(I) 10	January 13, 1986	June 04, 2005 348			Titulaire actuel : Porges SAS
		ARGENTINE	(I) 5	October 21, 1987	March 10, 2000 1 778 520	March 10, 2000 1 778 520	March 10, 2010	Titulaire actuel : Porges SAS
		ARGENTINE	(I) 10	October 21, 1987	October 21, 1999 1 757 741	October 21, 1999 1 757 741	October 21, 2009	Titulaire actuel : Porges SAS
		AUSTRALIE	(I) 10	May 14, 1985	May 14, 1992 A426869	May 14, 1992 A426869	May 14, 2006	Titulaire actuel : Porges SAS
		BRĖSIL	(I) 10	June 2, 1986	July 31, 2000 812604504	July 31, 2000 812604504	July 31, 2010	Titulaire actuel : Porges SAS
		CANADA	(I) 10	June 27, 1985	October 03, 2001 544 999	October 03, 2001 TMA319,237	October 3, 2016	Titulaire actuel : Porges SAS
		CORĖE, RĖPUBLIQUE DE	(I) 10	June 22, 1985	November 01, 1995 95-5973	July 29, 1996 127864	July 29, 2006	Titulaire actuel : Porges SAS
		DANEMARK	(I) 10	May 13, 1985	May 09, 1996 01 110 1986	May 09, 1996 01 110 1986	May 9, 2006	Titulaire actuel : Porges SAS
		DOMINICAINE, RĖPUBLIQUE	(I) 10	June 17, 1989	June 13, 1999 0047026	June 13, 1999 0047026	June 13, 2008	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
ĖTATS-UNIS	(I) 10	March 9, 1981	March 09, 1981 300172	July 12, 1983 1245154	December 07, 2003	Titulaire actuel : Porges SAS
FINLANDE	(I) 10	May 15, 1985	April 21, 1997 98311	April 21, 1997 98311	April21, 2007	Titulaire actuel : Porges SAS
FRANCE	(I) 9; 10	January 29, 1981	January 25, 2001 1 640 932	January 25, 2001 1 640 932	January 25, 2011	Titulaire actuel : Porges SAS
GRĖCE	(I) 10	June 13, 1985	June 13, 2005 80 096		- -	Titulaire actuel : Porges SAS
HONDURAS	(I) 10	August 30, 1994	August 30, 1994 6450/94	June 25, 1996 65 119	June 25, 2006	Titulaire actuel : Porges SAS
HONG-KONG	(I) 10	May 18, 1985	May 18, 1992 176/86	May 18, 1992 176/86	May 18, 2006	Titulaire actuel : Porges SAS
INDE	(I) 10	June 14, 1985	June 14, 1985 439100			Titulaire actuel : Porges SAS
International	(I) 9; 10	March 26, 1993	March 26, 1993 598 704	March 26, 1993 598 704	March 26, 2008 March 26, 2013	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BENELUX; BOSNIE-HERZĖGOVINE; BULGARIE; CHINE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; MACĖDOINE; MAROC; POLOGNE; PORTUGAL; ROUMANIE; SOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE, RĖPUBLIQUE, YOUGOSLAVIE

IRLANDE	(I) 10	November 18, 1985	November 18, 1992 117555	November 18, 1992 117555	November 18, 2006	Titulaire actuel : Porges SAS
MALAISIE	(I) 10	May 29, 1985	April 24, 1992 MA/2285/85	May 29, 1992 85/02285	May 29, 2006	Titulaire actuel : Porges SAS
NORVĖGE	(I) 10	May 14, 1985	July 31, 1996 125915	July 31, 1996 125915	July 31, 2006	Titulaire actuel : Porges SAS
PARAGUAY	(I) 10	April 15, 1988	August 27, 1992 19555	October 28, 1999 218915	September16, 2008	Titulaire actuel : Porges SAS
ROYAUME-UNI	(I) 10	January 19, 1993	January 19, 2000 1524362	January 19, 2000 1524362	January , 2010	Titulaire actuel : Porges SAS
SINGAPOUR	(I) 10	May 20, 1985	May 20, 2002 T85/02198C	May 20, 2002 T85/02198C	May , 2012	Titulaire actuel : Porges SAS
SUĖDE	(I) 10	May 31, 1985	December 20, 1995 199.276	December 20, 1995 199.276	December , 2005	Titulaire actuel : Porges SAS
TAIWAN, PROVINCE DE CHINE	(N) 82	June 6, 1985	December 01, 1995 307741	December 01, 1995 307741	November 30, 2005	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		TURQUIE	(I) 10	April 11, 1988	March 27, 1998 17948	April 11, 1998 104070	April 11, 2008	Titulaire actuel : Porges SAS
PROSTAPLEX (Dėnomination)	1
		FRANCE	(I) 10	April 18, 1989	April 18, 1999 1 533 316	April 18, 1999 1 533 316	April 18, 2009	Titulaire actuel : Porges SAS
PYELOSTENT (Dėnomination)	1
		DANEMARK	(I) 10	April 9, 1996	April 09, 1996 VA 02.317 1996	June 07, 1996 VR 03.432 1996	June 7, 2006	Titulaire actuel : Porges SAS
		FINLANDE	(I) 10	April 10, 1996	April 10, 1996 T1996 01828	Septemer 15, 1997 207347	September15, 2007	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	October 26, 1995	October 26, 1995 95594678	October 26, 1995 95594678	October 26, 2005	Titulaire actuel : Porges SAS
		International	(I) 10	April 9, 1996	April 09, 1996 653 966	April 09, 1996 653 966	September04, 2006 September04, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE, BĖLARUS; BENELUX; CHINE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE, KAZAKHSTAN; KIRGHIZISTAN; MACĖDOINE; MAROC, MONACO; OUZBĖKISTAN; POLOGNE; PORTUGAL; ROUMANIE; RUSSIE, FĖDĖRATION DE; SLOVĖNIE; SUISSE; TADJIKISTAN;

		IRLANDE	(I) 10	April 10, 1996	October 25, 2002 175309	October 25, 2002 175309	October 25, 2012	Titulaire actuel : Porges SAS
		JAPON	(I) 10	April 24, 1996	April 24, 1996 045847	January 16, 1998 4104079	January 16, 2008	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	April 10, 1996	April 10, 1996 1996 2343	October 09, 1997 185690	October 9, 2007	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	April 15, 1996	April 15, 1996 2068729	November 29, 1996 2068729	April 15, 2006	Titulaire actuel : Porges SAS
		SUĖDE	(I) 10	April 26, 1996	April 26, 1996 96-04408	April 11, 1997 322796	April 11, 2007	Titulaire actuel : Porges SAS
REPATCH (Dėnomination)	1
		FRANCE	(I) 10	August 28, 2003	August 28, 2003 03 3 243 071	January 30, 2004 03 3 243 071	August 28, 2013	Titulaire actuel : Porges SAS
RESURINE (Dėnomination)	1
		FRANCE	(I) 10	July 13, 1976	June 10, 1996 1 363 379	June 10, 1996 1 363 379	June 10, 2006	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10	June 22, 1978	June 22, 1998 R 438 332	June 22, 1998 R 438 332	June 22, 2008 June 22, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALGĖRIE; ALEMAGNE; AUTRICHE; BENELUX; BULGARIE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; MAROC; PORTUGAL; POUMANIE; SLOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE, RĖPUBLIQUE, YOUGOSLAVIE
		JAPON	(I) 10	December 28, 1985	November 30, 1998 2094244	November 30, 1998 2094244	November 30, 2008	Titulaire actuel : Porges SAS
		JAPON	(I) 10	March 11, 1986	January 23, 1999 2109670	January 23, 1999 2109670	January 23, 2009	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	June 11, 1985	April 17, 1996 124 894	April 17, 1996 124 894	April 17, 2006	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	June 14, 1985	June 14, 1992 1243980	June 14, 1992 1243980	June 14, 2006	Titulaire actuel : Porges SAS
SANILIAC (Dėnomination)	1
		International	(I) 10	November 17, 1956	November 17, 1996 2R 196 639	November 17, 1996 2R 196 639	November 17, 2006	Titulaire actuel : Porges SAS	Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BENELUX; ESPAGNE; ITALIE
SKINFIX (Dėnomination)	1
		DANEMARK	(I) 10	June 21, 1977	Septemer 08, 1998 1978 02966	Septemer 08, 1998 VR 1978 02966	September8, 2008	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	March 12, 1987	March 12, 1997 1 398 222	March 12, 1997 1 398 222	March 12, 2007	Titulaire actuel : Porges SAS
		International	(I) 10	May 27, 1977	May 27, 1997 R 430 940	May , 271997 R 430 940	May 27, 2007	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE (AB); BENELUX; ITALIE
		SUĖDE	(I) 10	November 11, 1977	November 11, 1997 161312	November 11, 1997 161312	November 11, 2007	Titulaire actuel : Porges SAS
SPEC (Dėnomination)	1
		ALLEMAGNE	(I) 10	January 9, 1991	January 09, 2001 2 101 839	January 09, 2001 2 101 839	January 9, 2011	Titulaire actuel : Porges SAS
SPEC - Porges (Dėnomination)	1
		JAPON	(I) 10	December 21, 1995	December 21, 1995 133788/95	Septemer 05, 1997 4054236	September5, 2007	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
SPEC - Porges (Dėnomination)	1
		JAPON	(I) 10	December 21, 1995	December 21, 1995 133789/95	Septemer 05, 1997 4054237	September5, 2007	Titulaire actuel : Porges SAS
SPEC-5 (Dėnomination)	1
		AFRIQUE DU SUD	(I) 10	March 19, 1986	March 19, 1996 86/1649	March 19, 1996 86/1649	March , 2006	Titulaire actuel : Porges SAS
		ARGENTINE	(I) 10	March 25, 1997	March 25, 1997 2074738	October 22, 1999 1 758 046	October 22, 2009	Titulaire actuel : Porges SAS
		BRĖSIL	(N) 05;50	April 10, 1986	February 23, 1998 812502787	February 23, 1998 812502787	February 23, 2008	Titulaire actuel : Porges SAS
		CHINE	(I) 10	May 14, 1986	February 21, 1997 970000420	March 10, 1997 280060	March 9, 2007	Titulaire actuel : Porges SAS
		CORĖE RĖPUBLIQUE DE	(N) 11	May 1, 1986	June 02, 1997 97-3048	February 25, 1998 141204	June 2, 2007	Titulaire actuel : Porges SAS
		CORĖE RĖPUBLIQUE DE	(I) 10	May 1, 1986	June 02, 1997 97-3049	February 25, 1998 141205	June 2, 2007	Titulaire actuel : Porges SAS
		DANEMARK	(I) 10	February 17, 1986	May 18, 1997 1963 1987	May 18, 1997 1963 1987	May 18, 2007	Titulaire actuel : Porges SAS
		ĖTATS-UNIS	(I) 10	October 15, 1985	October 15, 1985 563 267	August 19, 1986 1,405,666	August 19, 2006	Titulaire actuel : Porges SAS
		FINLANDE	(I) 10	February 20, 1986	August 31, 1998 R199803256	Septemer 20, 1998 102343	September, 2008	Titulaire actuel : Porges SAS
		GRĖCE	(I) 10	February 26, 1986	February 26, 1996 81 960	February 26, 1996 81 960	February 26, 2006	Titulaire actuel : Porges SAS
		INDONĖSIE	(I) 10	February 27, 1986	November 29, 1995 D95 22627	November 20, 1996 374071	September26, 2006	Titulaire actuel : Porges SAS
		MALAISIE	(I) 10	February 25, 1986	February 25, 1993 86/00729	November 06, 1995 86/00729	February 25, 2007	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	February 18, 1986	March 19, 1997 128 146	March 19, 1996 128 146	March , 2007	Titulaire actuel : Porges SAS
		SUĖDE	(I) 10	April 22, 1986	March 11, 1998 209473	March 11, 1998 209473	March 11, 2008	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		TAIWAN, PROVINCE DE CHINE	(N) 82	May 14, 1986	December 15, 1996 350369	December 15, 1996 350369	December 15, 2006	Titulaire actuel : Porges SAS
STENOSTENT (Dėnomination)	1
		DANEMARK	(I) 10	April 9, 1996	April 09, 1996 2318/96	June 07, 1996 VR 3433	June 7, 2006	Titulaire actuel : Porges SAS
		FINLANDE	(I) 10	April 10, 1996	April 10, 1996 1829/96	Septemer 15, 1997 207348	September15, 2007	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	October 26, 1995	October 26, 1995 95 594 679	October 26, 1995 95 594 679	October 26, 2005	Titulaire actuel : Porges SAS
		International	(I) 10	April 9, 1996	April 09, 1996 653 967	April 09, 1996 653 967	September04, 2006 September04, 2011	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; CHINE, ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; KAZAKHSTAN; KIRGHIZISTAN; MACĖDOINE; MAROC; MONACO; OUZBĖKISTAN; POLOGNE; PORTUGAL; ROUMANIE; RUSSIE; FĖDĖRATION DE; SOVAQUIE; SUISSE; TADJIKISTAN

		IRLANDE	(I) 10	April 10, 1996	October 25, 2002 175310	October 25, 2002 175310	October 25, 2012	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	April 10, 1996	April 10, 1996 962344	October 09, 1997 185 691	October 9, 2007	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	April 17, 1996	April 17, 1996 2068998	December 06, 1996 2068998	April 17, 2006	Titulaire actuel : Porges SAS
		SUĖDE	(I) 10	April 26, 1996	April 26, 1996 96-04407	August 22, 1997 324449	August 22, 2007	Titulaire actuel : Porges SAS
STERILIC (Dėnomination)	1
		FRANCE	(I) 5; 10; 17	September 28, 1961	July 17, 1996 1 363 806	July 17, 1996 1 363 806	July 17, 2006	Titulaire actuel : Porges SAS
SUPRAFLOW (Dėnomination)	1
		FRANCE	(I) 10	December 18, 1997	December 18, 1997 97 709 516	December 18, 1997 97 709 516	December 18, 2007	Titulaire actuel : Porges SAS
		GRĖCE	(I) 10	June 17, 1998	June 17, 1998 137 238	June 19, 2000 137 238	June 17, 2008	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10	June 16, 1998	June 16, 1998 694 345	June 16, 1998 694 345	June 16, 2008 June 16, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; FINLANDE; ITALIE; NORVĖGE; PORTUGAL; ROYAUME-UNI; SUĖDE
		IRLANDE	(I) 10	June 16, 1998	June 16, 1998 98/2528	June 16, 1998 213772	June 15, 2008	Titulaire actuel : Porges SAS
SYMPHONY (Dėnomination)	2
		ALLEMAGNE	(I) 10	December 2, 1986	December 02, 1996 1 107 867	December 02, 1996 1 107 867	December 2, 2006	Titulaire actuel : Porges SAS
T.O.B. (Dėnomination)	1
		ALLEMAGNE	(I) 10	March 26, 2004	March 26, 2004 304 17 902. 7/10	December 02, 2004 304 17 902	March 26, 2014	Titulaire actuel : Porges GmbH
T.O.T. (Dėnomination)	1
		AFRIQUE DU SUD	(I) 10	October 28, 2003	October 28, 2003 2003/18867			Titulaire actuel : Porges SAS
		ARABIE SAOUDITE	(I) 10	October 28, 2003	October 28, 2003 85979			Titulaire actuel : Porges SAS
		CANADA	(I) 10	October 27, 2003	October 27, 2003 1194254	January 06, 2005 629 549	January 6, 2020	Titulaire actuel : Porges SAS
		ĖMIRATS ARABES UNIS	(I) 10	February 15, 2003	February 15, 2003		- N -	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	April 28, 2003	April 28, 2003 03 3 222 774	April 28, 2003 03 3 222 774	April 28, 2013	Titulaire actuel : Porges SAS
		HONG-KONG	(I) 10	October 28, 2003	October 28, 2003 300101690	March 04, 2005 300101690	October 27, 2013	Titulaire actuel : Porges SAS
		INDE	(I) 10	October 28, 2003	October 28, 2003 01246405			Titulaire actuel : Porges SAS
		International	(I) 10	October 28, 2003	October 28, 2003 818 272	October 28, 2003 818 272	October 28, 2008 October 28, 2013	Titulaire actuel : Porges SAS
Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; CHINE; CORĖE, RĖPUBLIQUE DE; CORĖE, RĖPUBLIQUE POPULAIRE DĖMOCRATIQUE DE (AB); DANEMARK; ESPAGNE; FINLINDE; GRĖCE; HONGRIE; IRLANDE,ITALIE; JAPON; POLOGNE; PORTUGAL; ROYAUME-UNI; SINGAPOUR (AB), SUĖDE; TCH

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		ISRAĖL	(I) 10	October 27, 2003	October 28, 2003 167583	December 05, 2004 167583	October 27, 2013	Titulaire actuel : Porges SAS
		KOWEIT	(I) 10	October 28, 2003	October 28, 2003 61576			Titulaire actuel : Porges SAS
		QATAR	(I) 10	October 28, 2003	October 28, 2003 30875			Titulaire actuel : Porges SAS
		TAIWAN, PROVINCE DE CHINE	(I) 10	October 28, 2003	October 28, 2003 92062918	July 16, 2004 1111086	July 15, 2007	Titulaire actuel : Porges SAS
TOILE D'ARAIGNEE (Graphisme)	1
		International	(I) 9; 10	September 16, 1991	Septemer 16, 1991 575 756 5	Septemer 16, 1991 575 756 5	September 13, 2006 September 16, 2001 September 16, 2011	Titulaire actuel : Porges SAS	Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BENELUX; BULGARIE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; MAROC; PORTUGAL; ROUMANIE; SLOVAQUIE; SLOVĖNIE, SUISSE; TCHĖQUE, RĖPUBLICQUE; YOUGOSLAVIE
TOP-WINDER (Dėnomination)	1
		FRANCE	(I) 10	April 2, 1999	April 02, 1999 99 784 440	April 02, 1999 99 784 440	April 2, 2009	Titulaire actuel : Porges SAS
U2 (Dėnomination)	1
		International	(I) 10	April 13, 1995	April 13, 1995 634 307	April 13, 1995 634 307	April 13, 2015	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE (AB); BENELUX; ESPAGNE; ITALIE, PORTUGAL (AB); SUISSE
		IRLANDE	(I) 10	February 16, 1995	November 08, 2001 167141	November 08, 2001 167141	November 8, 2011	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	February 7, 1995	February 07, 1995 950789	June 20, 1996 174 451	June , 2006	Titulaire actuel : Porges SAS
U2 Porges (Dėnomination)	1
		AUTRICHE	(I) 10	July 25, 1996	July 25, 1996 AM 4087/96	January 10, 1997 167/660	January 10, 2007	Titulaire actuel : Porges SAS
		DANEMARK	(I) 10	September 2, 1997	Septemer 02, 1997 4290/97	Septemer 26, 1997 VR 4014	September26, 2007	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		ROYAUME-UNI	(I) 10	February 13, 1996	February 13, 1996 2056808	Septemer 27, 1996 2056808	February 13, 2006	Titulaire actuel : Porges SAS
		SUĖDE	(I) 10	February 12, 1996	February 12, 1996 96-1572	Septemer 20, 1996 317368	September, 2006	Titulaire actuel : Porges SAS
URETHROSPIRAL (Dėnomination)	1
		FRANCE	(I) 10	September 16, 1991	Septemer 16, 2001 1 693 224	Septemer 16, 2001 1 693 224	September16, 2011	Titulaire actuel : Porges SAS
		International	(I) 10	March 12, 1992	March 12, 1992 583 198	March 12, 1992 583 198	December 03, 2007 December 03, 2012	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; BULGARIE; CROATIE; ESPAGNE; HONGRIE; ITALIE; MACĖDOINE, POLOGNE; PORTUGAL; ROUMANIE; SLOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE; RĖPUBLIQUE, YOUGOSLAVIE
		JAPON	(I) 10	April 11, 1995	April 11, 1995 036425/95	November 21, 1997 336047	November 21, 2007	Titulaire actuel : Porges SAS
URIDROP (Dėnomination)	1
		FRANCE	(I) 10	July 11, 1978	July 04, 1998 1 474 527	July 04, 1998 1 474 527	July 4, 2008	Titulaire actuel : Porges SAS
		International	(I) 10	September 28, 1978	Septemer 28, 1998 R 440 484	Septemer 28, 1998 R 440 484	September28, 2008	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; BENELUX; ESPAGNE; ITALIE
URIOPE (Dėnomination)	1
		ALLEMAGNE	(I) 10	January 25, 1999	January 25, 1999 39904329.2	April 26, 1999 399 04 329	January 31, 2003	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	January 25, 1999	January 25, 1999 99 770 851	January 25, 1999 99 770 851	January 25, 2009	Titulaire actuel : Porges SAS
URISTIL (Dėnomination)	1
		ĖTATS-UNIS	(I) 10		July 24, 2001 76-290 079	October 08, 2002 2 631 106	August 10, 2008 August 10, 2012	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	September 13, 1973	July 25, 2003 1 248 893	July 25, 2003 1 248 893	July 25, 2013	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		International	(I) 10	December 4, 1973	December 04, 1993 R 403 756	December 04, 1993 R 403 756	April 12, 2008 April 12, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BENELUX; BULGARIE; CROATIE; ĖGYPTE; ESPAGNE, HONGRIE; ITALIE; MAROC; PORTUGAL; ROUMANIE; SLOVAQUIE; SLOVĖNIE, SUISSE; TCHĖQUE, RĖPUBLIQUE; YOUGOSLAVIE
		JAPON	(I) 10	April 17, 1980	October 26, 1998 2088750	October 26, 1998 2088750	October 26, 2008	Titulaire actuel : Porges SAS
		NORVĖGE	(I) 10	July 12, 1985	April 09, 1997 128 281	April 09, 1997 128 281	April 9, 2007	Titulaire actuel : Porges SAS
		ROYAUME-UNI	(I) 10	June 14, 1985	June 14, 1992 1243983	June 14, 1992 1243983	June 14, 2006	Titulaire actuel : Porges SAS
URISTON (Dėnomination)	1
		FRANCE	(I) 10	April 18, 1994	February 06, 2004 94 515 924	February 06, 2004 94 515 924	April 18, 2014	Titulaire actuel : Porges SAS
		International	(I) 10	December 23, 1994	December 23, 1994 629 285	December 23, 1994 629 285	December 23, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; ESPAGNE (AB); ITALIE
UROCARE (Dėnomination)	1
		ALLEMAGNE	(I) 10	August 17, 1979	August 17, 1999 1 005 202	August 17, 1999 1 005 202	August 17, 2009	Titulaire actuel : Porges GmbH
		International	(I) 10	August 11, 1980	August 11, 2000 R 454 440	August 11, 2000 R 454 440	August 11, 2010	Titulaire actuel : Porges GmbH	Pays revendiqués : ALLEMAGNE; AUTRICHE
urocare supra (Dėnomination)	1
		ALLEMAGNE	(I) 5;10	January 16, 2002	January 16, 2002 302 02 286	October 28, 2002 302 02 286	January 16, 2012	Titulaire actuel : Porges GmbH
UROCATH (Dėnomination)	1
		FRANCE	(I) 10	July 29, 1993	July 29, 2003 93 478 391	July 29, 2003 93 478 391	July 29, 2013	Titulaire actuel : Porges SAS
		International	(I) 10	December 30, 1993	December 30, 1993 612 231	December 30, 1993 612 231	December 30, 2008 December 30, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; ESPAGNE; ITALIE; POLOGNE; PORTUGAL; SUISSE

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
		ROYAUME-UNI	(I) 10	September 28, 1993	July 29, 2000 1548809	July 29, 2000 1548809	July 29, 2010	Titulaire actuel : Porges SAS
UROFOLEY (Dėnomination)	1
		FRANCE	(I) 10	February 8, 1993	February 08, 2003 93 454 179	February 08, 2003 93 454 179	February 8, 2013	Titulaire actuel : Porges SAS
		International	(I) 10	September 7, 1993	Septemer 07, 1993 606 282	Septemer 07, 1993 606 282	July 09, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE, AUTRICHE; BENELUX; ESPAGNE, HONRIE; ITALIE; POLOGNE; PORTUGAL (AB), SLOVAQUIE; SLOVĖNIE; SUISSE (AB); TCHĖQUE; RĖPUBLIQUE
		ROYAUME-UNI	(I) 10	September 28, 1993	Septemer 28, 2000 1548826	Septemer 28, 2000 1548826	September28, 2010	Titulaire actuel : Porges SAS
UROQUICK (Dėnomination)	1
		FRANCE	(I) 10	June 1, 1999	June 01, 1999 99 794 930	June 01, 1999 99 794 930	June 1, 2009	Titulaire actuel : Porges SAS
UROSPIRAL (Dėnomination)	1
		ĖTATS-UNIS	(I) 10	September 1, 1999	Septemer 01, 1999 75-791 320	June 20, 2000 2,360,341	June 20, 2006 June 20, 2010	Titulaire actuel : Porges SAS
		FRANCE	(I) 10	September 16, 1991	Septemer 16, 2001 1 693 223	Septemer 16, 2001 1 693 223	September16, 2011	Titulaire actuel : Porges SAS
		International	(I) 10	March 12, 1992	March 12, 1992 583 197	March 12, 1992 583 197	December 03, 2007 December 03, 2012	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BENELUX; BULGARIE; CROATIE; ĖGYPTE; ESPAGNE; HONGRIE; ITALIE; MACĖDOINE; MAROC; POLOGNE; PORTUGAL; ROUMANIE; RUSSIE; FĖDĖRATION DE; SLOVAQUIE; SLOVĖNIE; SUISSE; TCHĖQUE; RĖPUBLIQUE; YOUGOSLAVIE

		ROYAUME-UNI	(I) 10	March 17, 1992	March 17, 1999 A 1 494 610	March 17, 1999 A 1 494 610	March 17, 2009	Titulaire actuel : Porges SAS
UROSPIRAL Porges (Dėnomination)	1
		JAPON	(I) 10	March 20, 1995	March 20, 1995 027233/95	July 11, 1997 3331673	July 11, 2007	Titulaire actuel : Porges SAS
UROSPIRALE (Dėnomination)	1
		FRANCE	(I) 10	August 6, 1991	August 06, 2001 1 685 275	August 06, 2001 1 685 275	August 6, 2011	Titulaire actuel : Porges SAS

Seller Listing Schedules

TRADEMARK	1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
UROTRAY (Dėnomination)	1
		FRANCE	(I) 10	September 13, 1973	July 25, 2003 1 248 894	July 25, 2003 1 248 894	July 25, 2013	Titulaire actuel : Porges SAS
		International	(I) 10	December 4, 1973	December 04, 1993 R 403 757	December 04, 1993 R 403 757	April 12, 2008 April 12, 2013	Titulaire actuel : Porges SAS	Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BENELUX; ESPAGNE; ITALIE; PORTUGAL; SUISSE
		JAPON	(I) 10	July 29, 1993	July 29, 1993 080427/93	May 31, 1996 3156741	May 31, 2006	Titulaire actuel : Porges SAS
VIPER (Dėnomination)	1
		FRANCE	(I) 10	February 10, 1999	February 10, 1999 99 774 222	February 10, 1999 99 774 222	February 10, 2009	Titulaire actuel : Porges SAS
		International	(I) 10	August 6, 1999	August 06, 1999 718 239	August 06, 1999 718 239	June 08, 2009 June 08, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; ITALIE, NORVĖGE; PORTUGAL; ROYAUME-UNI; SUĖDE; SUISSE; TURQUIE
VORTEK (Dėnomination)	1
		FRANCE	(I) 10; 17	November 2, 1995	November 02, 1995 95 595 822	November 02, 1995 95 595 822	November 2, 2005	Titulaire actuel : Porges SAS
		International	(I) 10; 17	March 28, 1996	March 28, 1996 660 113	March 28, 1996 660 113	March 28, 2006 March 28, 2016	Titulaire actuel : Porges SAS
Pays revendiqués : ALGĖRIE; ALLEMAGNE; AUTRICHE; BĖLARUS; BENELUX; CHINE; CHINE (AB); ĖGYPTE; ESPAGNE; HONGRIE, ITALIE; KAZAKHSTAN; KIRGHIZISTAN; MACĖDOINE; MAROC; MONACO; OUZBĖKISTAN; POLOGNE; PORTUGAL; ROUMANIE (AB); RUSSIE, FĖDĖRATION DE; SOVAQUIE; SU

X-FLOW (Dėnomination)	1
		FRANCE	(I) 10	July 21, 2003	July 21, 2003 03 3 237 441	July 21, 2003 03 3 237 441	July 21, 2013	Titulaire actuel : Porges SAS
		International	(I) 10	January 20, 2004	January 20, 2004 818 431	January 20, 2004 818 431	January 20, 2009 January 20, 2014	Titulaire actuel : Porges SAS	Pays revendiqués : ALLEMAGNE; AUTRICHE; BENELUX; DANEMARK; ESPAGNE; FINLANDE; GRĖCE; IRLANDE; ITALIE; JAPON; MAROC; PORTUGAL; ROYAUME-UNI; SUĖDE

Each other Seller trademark and registration related thereto that are used exclusively for MECs anywhere in the world.

Seller Listing Schedules

Schedule 1.181(b)

Non-Transferred Marks

Mentor Aesthetic Licensed Trademarks

Trademark	Reg. Number	Country	Registration Date	Class	Renewal	Licensor
CAROMED	1,653,578	US	8/13/1991	10	8/13/2011	Caromed

Application No.	Trademark	Country	Application Date	Status	Licensor
	BACCARI	US		T-Unregistered	Baccari
	COLEMAN	US		T-Unregistered	Lipostructore/Coleman
	HUNSTAD	US		T-Unregistered	Hunstad
	MLADICK	US		T-Unregistered	Mladick
	PAUL	US		T-Unregistered	Paul
78/140,547	PURTOX	US	7/2/2002	Pending	WHARF/BRTA

Mentor Corporate and Aesthetic Trademark Applications and Unregistered Marks Worldwide

Application No.	Trademark	Country	Application Date	Status
	ALL COHESIVE, ALL THE TIME and Logo	CTM		Pending
98/765,597	BYRON	France	12/22/1998	Pending
	COHESIVE I	US		T-Unregistered
	COHESIVE II	US		T-Unregistered
	COHESIVE III	US		T-Unregistered
98/765,598	COLEMAN	France	12/22/1998	Pending
78/579,506	CPG	US	3/3/2005	Pending
78/579,496	DXL	US	3/3/2005	Pending
78/638,506	DXL and Design	US	5/26/2005	Pending
2601539	DXL	Argentina	7/4/2005	Pending
1062072	DXL	Australia	6/27/2005	Pending
827544138	DXL	Brazil	6/29/2005	Pending
1262855	DXL	Canada	6/28/2005	Pending
4754736	DXL	China		Pending
2005-066396	DXL	Colombia	7/6/2005	Pending
4465498	DXL	CTM	6/27/2005	Pending
181799	DXL	Israel	6/29/2005	Pending
2005-74790	DXL	Japan	8/10/2005	Pending
2005-35397	DXL	Korea	7/27/2005	Pending
725553	DXL	Mexico	6/28/2005	Pending
731788	DXL	New Zealand	6/28/2005	Pending

Seller Listing Schedules

Application No.	Trademark	Country	Application Date	Status
2005 06210	DXL	Norway	6/28/2005	Pending
65719	DXL	Puerto Rico	7/15/2005	Pending
T05/12007F	DXL	Singapore	7/12/2005	Pending
2005-12845	DXL	South Africa	6/28/2005	Pending
94031145	DXL	Taiwan	6/29/2005	Pending
599228	DXL and Design	Thailand	8/5/2005	Pending
2005-017254	DXL	Venezuela	8/9/2005	Pending
826230768	ELITE	Brazil	1/28/2004	Pending
1204707	ELITE	Canada	1/30/2004	Pending
639368	ELITE	Mexico		Pending
76/539,076	ELITE	US	8/6/2003	Pending
78/604,265	E-Z FILL	US	4/7/2005	Pending
	INCONFORMANCE	US		T-Unregistered
	LUMERA	US		T-Unregistered
872,967	Mentor ACCU-DX	Canada	3/23/1998	Pending
2,094	Mentor ACCU-DX	Phillipines	3/24/1998	Pending
78/378,664	MEMORY GEL	US	3/4/2004	Pending
1019190	MEMORYGEL	Australia	9/6/2004	Pending
1229036	MEMORYGEL	Canada	9/1/2004	Pending
4004768	MEMORYGEL	CTM	9/1/2004	Pending
2004-104	Mentor	Korea	1/2/2004	Pending
	PSI-TEC	US		T-Unregistered
2,601,537	PURA	Argentina	7/4/2005	Pending
827544111	PURA	Brazil	6/29/2005	Pending
1247897	PURA	Canada	2/21/2005	Pending
78/515,688	PURACEL	US	11/11/2004	Pending
4754738	PURA	China		Pending
2005-066394	PURA	Colombia	7/6/2005	Pending
4275939	PURA	CTM	7/3/2005	Pending
78/638,304	PURA (DESIGN)	US	5/26/2005	Pending
78/515,673	PURAFEX	US	11/11/2004	Pending
1245493	PURAFIL	Canada	1/31/2005	Pending
4204351	PURAFIL	CTM	1/30/2005	Pending
78/528,674	PURAGEN	US	12/7/2004	Pending
78/638,331	PURAGEN and Design	US	5/26/2005	Pending
2595619	PURAGEN	Argentina	6/6/2005	Pending
827486499	PURAGEN	Brazil	6/6/2005	Pending
1,246,867	PURAGEN	Canada	2/11/2005	Pending
4705914	PURAGEN	China	6/7/2005	Pending
5054915	PURAGEN	Colombia	6/7/2005	Pending
52703/2005	PURAGEN	CTM	2/11/2005	Pending
181209	PURAGEN	Israel	6/5/2005	Pending
2005-25471	PURAGEN	Korea	6/3/2005	Pending
721104	PURAGEN	Mexico	6/3/2005	Pending
730803	PURAGEN	New Zealand	6/7/2005	Pending
200503096	PURAGEN	Norway	4/5/2005	Pending

Seller Listing Schedules

Application No.	Trademark	Country	Application Date	Status
78/562,288	PURAGEN PLUS	US	2/7/2005	Pending
78/628,488	PURAGEN PLUS and Design	US	5/26/2005	Pending
65446	PURAGEN	Puerto Rico	6/14/2005	Pending
t05/09358j	PURAGEN	Singapore	6/6/2005	Pending
2005/10928	PURAGEN	South Africa	6/3/2005	Pending
94026724	PURAGEN	Taiwan	6/6/2005	Pending
592523	PURAGEN	Thailand	6/7/2005	Pending
2005-012177	PURAGEN	Venezuela	6/6/2005	Pending
78/515,691	PURA	US	11/11/2004	Pending
181797	PURA	Israel	6/29/2005	Pending
2005-30779	PURA	Japan	4/7/2005	Pending
2005-35398	PURA	Korea	7/27/2005	Pending
78/515,682	PURALLURE	US	11/11/2004	Pending
725554	PURA	Mexico	6/28/2005	Pending
731787	PURA	New Zealand	6/28/2005	Pending
200503094	PURA	Norway	4/5/2005	Pending
1247896	PURA PLUS	Canada	2/21/2005	Pending
78/565,065	PURA PLUS	US	2/10/2005	Pending
65718	PURA	Puerto Rico	7/15/2005	Pending
t05/12005z	PURA	Singapore	7/12/2005	Pending
2005-12843	PURA	South Africa	6/28/2005	Pending
94031141	PURA	Taiwan	6/29/2005	Pending
595021	PURA	Thailand	6/30/2005	Pending
78/565,058	PURA	US	2/10/2005	Pending
2005-017253	PURA	Venezuela	8/9/2005	Pending
78/613,289	PURE REGENERATION FOR SKIN	US	4/19/2005	Pending
1262473	PURE REGENERATION FOR SKIN	Canada	6/27/2005	Pending
	THE DETECTOR	US		T-Unregistered
76/548,461	THE POWER TO TRANSFORM	US	10/2/2003	Pending
76/548,432	THE POWER TO TRANSFORM (Design)	US	10/2/2003	Pending
	THE RIGHT PROFILE FOR YOU			T-Unregistered
4287281	ULTRASCULPT	CTM	3/10/2005	Pending
78/580,826	ULTRASCULPT	US	3/4/2005	Pending

Mentor Corporate and Aesthetic Worldwide Trademark Registrations

Trademark	Reg. Number	Country	Registration Date	Renewal

BUFFERZONE	2,818,049	US	2/24/2004	2/24/2014
BYRON MEDICAL	2,187,523	United Kingdom	2/1/1999	2/1/2009
BYRON MEDICAL	39,905,375	Germany	5/11/1999	2/1/2009
BYRON MEDICAL	646,780	Benelux	2/1/1999	2/1/2009
BYRON MEDICAL	784297	Australia	10/13/2000	2/1/2009
BYRON MEDICAL	TMA 543,100	Canada	3/27/2001	3/27/2016

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Renewal
BYRON MEDICAL	2,211,863	Spain	2/8/2001	2/2/2009
BYRON	2,183,856	Spain
CENTERSCOPE	2,744,463	US	7/29/2003	7/29/2013
COLEMAN	2,211,862	Spain	3/6/2000	2/4/2009
COLEMAN	39,905,378	Germany	5/11/1999	2/1/2009
COLEMAN	646,781	Benelux	2/1/1999	2/1/2009
COLEMAN	784,298	Australia	3/5/2001	2/1/2009
COLEMAN	571,645	Canada	12/4/2002	12/4/2017
COLEMAN & Design	2,190,855	United Kingdom	3/4/1999	3/4/2009
CONTOUR GENESIS	731244	Australia	3/20/1998	4/1/2007
CONTOUR GENESIS		Canada	5/22/2003	5/22/2018
CONTOUR GENESIS	487,918	CTM-Community Trademark	7/16/2001	3/12/2007
CONTOUR GENESIS	2,155,701	US	5/8/1998	5/8/2008
CONTOUR PROFILE	18,754	CTM-Community Trademark	1/27/1998	4/1/2006
CONTOUR PROFILE	2,073,144	US	6/24/1997	6/24/2007
DXL	537142	Switzerland	8/29/2005	6/27/2015
ELITE	986,491	Australia	11/22/2004	1/28/2014
ELITE	3612413	Europe	6/22/2005	1/29/2014
INFORM & CONSENT	1,919,458	US	9/19/1995	9/19/2015
INFORM&ENHANCE	2,567,537	US	5/7/2002	5/7/2012
L and Design	2,280,449	US	9/28/1999	9/28/2009
LIPOSONIQUE	1, 709, 158	Spain	5/5/1995	6/24/2002
LIVING LONGER, AGING GRACEFULLY	2,519,283	US	12/18/2001	12/18/2011
LYSONIX	629,814	Canada	1/10/2005	1/10/2020
LYSONIX	519,108	Chile	8/10/1998	8/8/2008
LYSONIX	256,353	Colombia	10/4/2002	10/4/2012
LYSONIX	3392421	CTM-Community Trademark	3/2/2005	10/7/2013
LYSONIX	4,318,398	Japan	9/24/1999	9/24/2009
LYSONIX	569,929	Mexico	1/30/1998	1/14/2008
LYSONIX	2,256,640	US	6/29/1999	6/29/2009
LYSONIX	433V4P45	Venezuela	9/10/1999	9/10/2009
Mentor	1,349,105	US	7/16/1985	7/16/2015
Mentor	1,853,450	US	9/13/1994	9/13/2014
Mentor	2,069,724	Germany	7/1/1994	4/30/2031
Mentor	559,327	Mexico	9/26/1997	7/20/2007
Mentor	565,011	Mexico	11/27/1997	7/10/2007
Mentor	93/464,118	France	4/15/1993	4/15/2013
MENTOR CLEAR ADVANTAGE	1,494,286	UK
Mentor Logo	269,157	Colombia	5/31/2002	5/30/2012
Mentor and Logo	2,026,931	Spain	6/20/1997	5/3/2006
Mentor and Logo	2,026,932	Spain	6/20/1997	5/3/2006
Mentor	641,528	Chile	9/6/2002	9/6/2012
Mentor	279,983	Colombia	11/22/2002	11/21/2012
Mentor	1,531,850	United Kingdom	4/5/1993	4/5/2010
Mentor	464,690	Canada	10/25/1996	10/25/2011
Mentor Logo	1,531,928	United Kingdom	4/5/1993	4/5/2010

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Renewal
Mentor Logo	1,853,451	US	9/13/1994	9/13/2014
Mentor Logo	93/464,119	France	4/15/1993	4/15/2013
Mentor Logo	285,767	Colombia	8/29/2004	8/8/2014
Mentor Logo	2,060,649	Germany	3/24/1994	4/7/2013
Mentor Logo	TMA464,686	Canada	10/25/1996	10/25/2011
Mentor	1,472,797	US	1/19/1988	1/19/2008
Mentor	A258,202	Australia	5/3/1972	5/3/2007
Mentor	A267,328	Australia	5/3/1972	5/3/2007
Mentor	B975,240	United Kingdom	5/21/1971	5/21/2006
Mentor	B975,241	United Kingdom	5/21/1971	5/21/2006
Mentor	301,868	Benelux	4/26/1981	4/26/2011
Mentor	6150071	Brazil	10/25/1975	10/25/2005
Mentor	61,872	Greece	8/30/1988	8/30/2008
Mentor	280,136	India	5/12/1986	5/12/2007
Mentor	380,978	Madrid-Madrid Protocol	8/27/1971	8/27/2011
Mentor	46,843	Israel	11/14/1978	11/14/2013
Mentor	15,385	Panama	11/9/1981	11/9/2011
Mentor	21,847	Puerto Rico	6/27/1989	6/27/2009
Mentor	22,275	Puerto Rico	6/27/1989	6/27/2009
Mentor	71/1164	South Africa	3/22/1991	3/22/2011
Mentor	1,258,594	Spain	9/28/1992	9/28/2012
Mentor	136,980	Sweden	10/22/1971	10/22/2011
Mentor	TMA401,317	Canada	8/14/1992	8/14/2007
Mentor	69,508-F	Venezuela	7/19/1987	7/19/2017
Mentor	276,502	Russia	10/11/2004	11/24/2013
Mentor	1,941,391	US	12/12/1995	12/12/2005
Mentor Logo	1,941,392	US	12/12/1995	12/12/2005
Mentor	2,029,879	UK	8/9/1995	8/9/2015
Mentor	1,454,092	US	8/25/1997	8/25/2007
Mentor PLUS	1,543,390	US	6/13/1989	6/13/2009
Mentor ACCU-DX	758,768	Australia	9/11/1998	4/2/2008
Mentor ACCU-DX	820,641,634	Brazil	6/7/2005	6/7/2015
Mentor ACCU-DX	780,148	CTM-Community Trademark	6/22/1999	3/20/2008
Mentor ACCU-DX	446,641	Korea	4/21/1999	4/21/2009
Mentor ACCU-DX	43,051	Puerto Rico	5/14/1998	5/14/2008
Mentor ACCU-DX	851,120	Taiwan	5/16/1999	5/15/2009
PATHWAY	487,959	CTM-Community Trademark	11/3/1998	3/12/2007
PATHWAY	731,245	Australia	10/14/1997	4/1/2007
PATHWAY	2,201,942	US	11/3/1998	11/3/2008
PURA	1048862	Australia	9/19/2005	4/1/2015
PURAGEN	1,048,861	Australia	8/8/2005	4/1/2015
PURAGEN	4,885,358	Japan	8/5/2005	8/5/2015
PURAGEN	535,206	Switzerland	6/30/2005	4/4/2015
PURA	535,205	Switzerland	6/30/2005	4/4/2015
SILTEX	1,502,078	US	8/30/1988	8/30/2008
SILTEX PROTESIS	2,026,929	Spain	6/20/1997	5/3/2006
SILTEX SPECTRUM	1,527,094	United Kingdom	2/16/1993	2/16/2010
SILTEX SPECTRUM	2,104,312	Germany	11/17/1997	2/28/2013

Seller Listing Schedules

Trademark	Reg. Number	Country	Registration Date	Renewal
SILTEX SPECTRUM	963,819	CTM-Community Trademark	3/9/2000	10/22/2008
SILTEX SPECTRUM	A599,121	Australia	3/30/1993	3/30/2010
SILTEX SPECTRUM	TMA 482,837	Canada	9/23/1997	9/23/2012
SPECTRUM PROTESIS	2,026,928	Spain	6/20/1997	5/3/2006
SPECTRUM	2,447,313	US	5/1/2001	5/1/2011
SYNERGEL	825976	CTM-Community Trademark	10/22/1999	5/15/2008
TOPIFOAM	2,242,059	US	4/27/1999	4/27/2009
TRUE-LOCK	1,622,318	US	11/13/1990	11/12/2010

Mentor Urology Worldwide Trademark Registrations (Porges listed separately)

Trademark	Reg. Number	Country	Registration Date	Owner
OBTAPE (ABISS)	618,764	Canada	September 7, 2004	Analytic Biosurgical Solutions- ABISS
OBTAPE	705,236	Chile	October 6, 2004	Mentor Corporation
OBTAPE	3,333,267	CTM-Community Trademark	March 31, 2005	Mentor Corporation
OBTAPE	829,372	Mexico	April 14, 2004	Mentor Corporation
OBTAPE	2,893,776	US	October 12, 2004	Mentor Corporation

Mentor Urology Trademark Applications

Trademark	Application No.	Country	Application Date	Status	Owner
OBTAPE	2502479	Argentina	March 23, 2004	Pending	Mentor Corporation
OBTAPE	826332480	Brazil	March 19, 2004	Pending	Mentor Corporation
OBTAPE TOT	76/524,280	US	June 13, 2003	Pending	Mentor Corporation

Porges Trademarks

TRADEMARK				1st Application	Application - date & number	Registration - date & number	Valid through	Owner of the trademark	Claimed countries
OBTAPE (Dėnomination)	1
		FRANCE	(I) 10	September 12, 2002	September 12, 2002 02 3 183 132	Septemer 12, 2002 02 3 183 132	September12, 2012	Titulaire actuel : Porges
		International	(I) 10	March 7, 2003	March 07, 2003 800 740	March 07, 2003 800 740	July 03, 2008 July 03, 2013	Titulaire actuel : Porges	Pays revendiqués : ALLEMAGNE ; AUTRICHE ; BENELUX ; CHINE ; DANEMARK ; ESPAGNE ; FINLANDE ; GRĖCE ; IRLANDE ; ITALIE ; JAPON ; PORTUGAL ; ROYAUME-UNI ; SUĖDE

Seller Listing Schedules

Schedule 1.182

Transferred Patents

Worldwide Patents and Patent Apps

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
US	Issued	PRESSURE RESPONSIVE LOCK-OUT VALVE AND METHOD OF USE	July 29, 1996	08/681,859	December 22, 1998	5,851,176	Mentor Corporation
US	Issued	PRESSURE RESPONSIVE LOCK-OUT VALVE AND METHOD OF USE	November 12, 1998	09/191,401	January 9, 2001	6,171,233	Mentor Corporation
AUSTRIA	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
AUSTRALIA	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	38,960/97	December 21, 2000	723783	Mentor Corporation
BELGIUM	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
CANADA	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	2261266	October 19, 2004	2261266	Mentor Corporation
SWITZERLAND	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
GERMANY	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
DENMARK	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
EPO	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
EPO	Published	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	04021685.5			Mentor Corporation
SPAIN	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner

FRANCE	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
UK	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
ITALY	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
LUXEMBOURG	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
NETHERLANDS	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
SWEDEN	Issued	PRESSURE-RESPONSIVE LOCKOUT VALVE AND METHOD OF USE	July 28, 1997	97936243.1	September 29, 2004	0920288	Mentor Corporation
US	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 4, 1994	08/207,023	May 9, 2000	6,060,639	Mentor Corporation
US	Issued	METHOD FOR PROVIDING A PROSTHESIS WITH AN INJECTION PORT	May 26, 1995	08/452,007	September 24, 1996	5,558,829	Mentor Corporation
US	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	July 10, 1995	08/452,006	August 5, 1997	5,653,757	Mentor Corporation
US	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	May 26, 1995	08/452,405	May 27, 1997	5,632,777	Mentor Corporation
AUSTRIA	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
AUSTRALIA	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	19793/95		701672	Mentor Corporation
AUSTRALIA	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	January 16, 1998	52106/98	September 30, 1999	706502	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner

BELGIUM	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
CANADA	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	2186952	August 5, 2003	2186952	Mentor Corporation
SWITZERLAND	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
GERMANY	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
DENMARK	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
EPO	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
SPAIN	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
FRANCE	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
UK	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
GREECE	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner

IRELAND	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
ITALY	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
NETHERLANDS	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
PORTUGAL	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
SWEDEN	Issued	TESTICULAR PROSTHESIS AND METHOD OF MANUFACTURE AND FILLING	March 3, 1995	95912734.1	June 13, 2001	0748192	Mentor Corporation
US	Issued	SELF-SEALING INJECTION SITES AND PLUGS	October 30, 1996	08/739,617	March 10, 1998	5,725,507	Mentor Corporation
US	Issued	A METHOD FOR MANUFACTURING IMPROVED SELF-SEALING INJECTION SITES AND PLUGS (AS AMENDED)	September 11, 1997	08/927,327	August 10, 1999	5,935,362	Mentor Corporation
CANADA	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	2193651	July 26, 2005	2193651	Mentor Corporation
GERMANY	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	95912036.1	December 18, 2002	0766573	Mentor Corporation
EPO	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	95912036.1	December 18, 2002	0766573	Mentor Corporation
FRANCE	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	95912036.1	December 18, 2002	0766573	Mentor Corporation
UK	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	95912036.1	December 18, 2002	0766573	Mentor Corporation
ITALY	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	95912036.1	December 18, 2002	0766573	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
NETHERLANDS	Issued	SELF-SEALING INJECTION SITES AND PLUGS	March 3, 1995	95912036.1	December 18, 2002	0766573	Mentor Corporation
US	Issued	RESUABLE WASHABLE ANCHORING DEVICE FOR A MEDICAL DEVICE AND ASSEMBLY	April 10, 1997	08/838,724	March 21, 2000	6,039,750	Mentor Corporation
US	Issued	URINARY CATHETER	June 7, 1995	08/486,379	July 6, 1999	5,919,170	Mentor Corporation
US	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 12, 1996	08/747,223	April 20, 1999	5,895,424	Mentor Corporation
BELGIUM	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation
GERMANY	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	69722268.3-08	May 21, 2003	1011540	Mentor Corporation
EPO	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation
SPAIN	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation
FRANCE	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation
UK	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation
LUXEMBOURG	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner

NETHERLANDS	Issued	PROSTHESIS HAVING AN ALIGNMENT INDICATOR AND METHOD OF USING SAME	November 11, 1997	97947390.7	May 21, 2003	1011540	Mentor Corporation
US	Issued	METHOD OF MAKING A MALE CATHETER	September 17, 1993	08/122,399	July 14, 1998	5,779,964	Mentor Corporation
US	Issued	PROSTHESIS WITH IMPROVED PUMP	October 10, 1990	07/597,088	November 5, 1991	5,062,417	Mentor Corporation
US	Issued	CORPUS CAVERNOSUM IMPLANT DEVICE	May 14, 1990	08/522,821	November 26, 1991	5,067,485	Mentor Corporation
US	Issued	RESORBABLE URETHRAL STENT AND APPARATUS FOR ITS INSERTION	November 8, 1990	07/610,543	November 3, 1992	5,160,341	Mentor Corporation
US	Issued	DISPOSABLE URINE BAG	May 14, 1993	08/061,901	October 3, 1995	5,454,798	Mentor Corporation
US	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 22, 1991	08/733,426	December 1, 1992	5,167,611	Mentor Corporation
BELGIUM	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
CANADA	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 22, 1992	2074391	October 1, 2002	2074391	Mentor Corporation
GERMANY	Issued	PENILE IMPLANT WITH LENGTHENING CYLINGER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
EPO	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
SPAIN	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
FRANCE	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
UK	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
ITALY	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
NETHERLANDS	Issued	PENILE IMPLANT WITH LENGTHENING CYLINDER	July 7, 1992	92306229.3	November 5, 1997	0526016	Mentor Corporation
US	Issued-B	UNITARY INFLATABLE PENILE PROSTHESIS	September 12, 1991	07/758,738	October 5, 1993	5,250,020	Mentor Corporation
US	Issued	METHOD OF APPLING ADHESIVE TO A MALE EXTERNAL URINARY COLLECTION DEVICE	March 6, 1987	06/944,668	July 11, 1989	4,846,909	Mentor Corporation
US	Issued	METHOD OF SIMULTANEOUSLY FORMING CONTAINER STRAP HOLDERS ON URINARY LATEX CONTAINERS	December 17, 1991	07/808,735	July 28, 1992	5,133,923	Mentor Corporation
US	Issued-B	LATEX URINE CONTAINER HAVING ODOR IMPERMEABLE TREATMENT AND PROVIDED WITH INTEGRAL STRAP HOLDERS	February 13, 1992	07/834,859	November 23, 1993	5,263,946	Mentor Corporation
US	Issued	RADIOACTIVE SEED-HOLDING DEVICE	February 23, 2001	09/792,307	June 3, 2003	6,572,527	Mentor Corporation
US	Issued	RADIOACTIVE SEED-HOLDING DEVICE	October 2, 2002	10/262,928	January 27, 2004	6,682,471	Mentor Corporation
US	Issued	URINE COLLECTION BAG	March 28, 2002	29/158,024	June 17, 2003	D476,079	Mentor Corporation
US	Issued	URINE COLLECTION BAG	March 26, 2003	29/178,432	October 12, 2004	D497,205	Mentor Corporation
US	Issued	URINE COLLECTION BAG	March 26, 2003	29/178,445	October 5, 2004	D496,993	Mentor Corporation
US	Issued	URINE COLLECTION BAG	March 26, 2003	29/178,434	August 2, 2005	D508,128	Mentor Corporation
US	Issued	URINE COLLECTION BAG	March 26, 2003	29/178,444	September 28, 2004	D496,727	Mentor Corporation
AUSTRALIA	Issued	URINE COLLECTION BAG	September 26, 2002	3014/02	January 20, 2004	154305	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
BENELUX	Issued	URINE COLLECTION BAG	September 27, 2002	79873-01	December 22, 2003	3548601-06	Mentor Corporation
CANADA	Issued	URINE COLLECTION BAG	September 25, 2002	100719	October 29, 2003	100719	Mentor Corporation
CANADA	Issued	URINE COLLECTION BAG	September 25, 2002	104436	October 29, 2003	104436	Mentor Corporation
CHINA	Issued	URINE COLLECTION BAG	September 27, 2002	02345554.3	June 16, 2004	ZL02345554.3	Mentor Corporation
CHINA	Issued	URINE COLLECTION BAG	September 27, 2002	200430046225.8	June 1, 2005	ZL200430046	Mentor Corporation
CHINA	Issued	URINE COLLECTION BAG	September 27, 2002	200430046226.2	June 1, 2005	ZL200430046	Mentor Corporation
CHINA	Issued	URINE COLLECTION BAG	September 27, 2002	200430046227.7	June 1, 2005	ZL200430046	Mentor Corporation
CHINA	Issued	URINE COLLECTION BAG	September 27, 2002	200430046228.1	June 22, 2005	ZL200430046	Mentor Corporation
CHINA	Issued	URINE COLLECTION BAG	September 27, 2002	200430046229.6	June 1, 2005	ZL200430046	Mentor Corporation
GERMANY	Issued	URINE COLLECTION BAG	September 26, 2002	40208195.1	November 25, 2002	40208195.1	Mentor Corporation
SPAIN	Issued	URINE COLLECTION BAG	September 27, 2002	155148	June 25, 2003	155148	Mentor Corporation
FRANCE	Published	URINE COLLECTION BAG	September 27, 2002	025799			Mentor Corporation
UK	Issued	URINE COLLECTION BAG	September 26, 2002	3007337	January 8, 2003	3007337	Mentor Corporation
ITALY	Issued	URINE COLLECTION BAG	September 27, 2002	MI2002O000645	February 3, 2005	87042	Mentor Corporation
JAPAN	Issued	URINE COLLECTION BAG	September 27, 2002	26,486/2002	January 17, 2003	1,167,388	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
TAIWAN	Issued	URINE COLLECTION BAG	September 30, 2002	91305510	July 21, 2004	089500	Mentor Corporation
US	Issued	BRACHYTHERAPY MEDICAL DEVICES	November 2, 2001	10/008,372	October 28, 2003	6,639,237	Mentor Corporation
US	Issued	URINE COLLECTION BAGS FOR URINARY CATHETER SYSTEMS	December 11, 2001	10/015,485	May 3, 2005	6,887,230	Mentor Corporation
AUSTRALIA	Pending	URINE COLLECTION BAGS FOR URINARY CATHETER SYSTEMS	December 11, 2001	2002236611			Mentor Corporation
CHINA	Published	URINE COLLECTION BAGS FOR URINARY CATHETER SYSTEMS	December 11, 2001	01822930.1			Mentor Corporation
EPO	Published	URINE COLLECTION BAGS FOR URINARY CATHETER SYSTEMS	December 11, 2001	01986145.9			Mentor Corporation
HONG KONG	Published	URINE COLLECTION BAGS FOR URINARY CATHETER SYSTEMS	December 11, 2001	04103116.9			Mentor Corporation
US	Issued	MALE EXTERNAL CATHETERS	May 10, 2002	10/143,521	October 19, 2004	6,805,690	Mentor Corporation
AUSTRALIA	Pending	MALE EXTERNAL CATHETERS	May 9, 2003	2003239398			Mentor Corporation
BRAZIL	Pending	MALE EXTERNAL CATHETERS	May 9, 2003	PI 0309895-8			Mentor Corporation
CANADA	Pending	MALE EXTERNAL CATHETERS	May 9, 2003	2485388			Mentor Corporation
EPO	Pending	MALE EXTERNAL CATHETERS	May 9, 2003	03733980.1			Mentor Corporation
HONG KONG	Pending	MALE EXTERNAL CATHETERS	December 12, 2005	05111414.0			Mentor Corporation
MEXICO	Pending	MALE EXTERNAL CATHETERS	May 9, 2003	PA/A/2004/011115			Mentor Corporation
US	Issued	BRACHYTHERAPY SEED APPLICATORS	May 24, 2002	10/155,905	December 2, 2003	6,656,107	Mentor Corporation
US	Issued	OSTOMY BAGS	August 20, 2001	09/932,116	November 25, 2003	6,652,496	Mentor Medical Limited

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
US	Issued	MEDICO-SURGICAL BAGS	April 16, 1998	09/060,963	May 23, 2000	6,066,120	Mentor Medical Limited
AUSTRALIA	Issued	MEDICO-SURGICAL BAGS	April 17, 1998	61941/98	September 27, 2001	738920	Mentor Medical Limited
GERMANY	Issued	DISPOSABLE MEDICO-SURGICAL BAGS	April 8, 1998	98302739.2	October 15, 2003	0875220	Mentor Medical Limited
EPO	Issued	DISPOSABLE MEDICO-SURGICAL BAGS	April 8, 1998	98302739.2	October 15, 2003	0875220	Mentor Medical Limited
FRANCE	Issued	DISPOSABLE MEDICO-SURGICAL BAGS	April 8, 1998	98302739.2	October 15, 2003	0875220	Mentor Medical Limited
UK	Issued	WC-DISPOSABLE BAG	April 8, 1998	9807446.1	December 6, 2000	2324761	Mentor Medical Limited
UK	Issued	DISPOSABLE MEDICO-SURGICAL BAGS	April 8, 1998	98302739.2	October 15, 2003	0875220	Mentor Medical Limited
ITALY	Issued	DISPOSABLE MEDICO-SURGICAL BAGS	April 8, 1998	98302739.2	October 15, 2003	0875220	Mentor Medical Limited
JAPAN	Published	MEDICO-SURGICAL BAGS	April 20, 1998	10-109569			Mentor Medical Limited
NETHERLANDS	Issued	DISPOSABLE MEDICO-SURGICAL BAGS	April 8, 1998	98302739.2	October 15, 2003	0875220	Mentor Medical Limited
GERMANY	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES AND MATERIALS	May 27, 1992	92304749.2	August 5, 1996	69210474.7	Mentor Medical Limited
DENMARK	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES AND MATERIALS	May 27, 1992	92304749.2	August 5, 1996	0518519	Mentor Medical Limited
EPO	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES AND MATERIALS	May 27, 1992	92304749.2	August 5, 1996	0518519	Mentor Medical Limited
FRANCE	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES AND MATERIALS	May 27, 1992	92304749.2	August 5, 1996	0518519	Mentor Medical Limited
UK	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES AND MATERIALS	June 8, 1992	9212092.2	December 14, 1994	2257056	Mentor Medical Limited

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
US	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES AND MATERIALS	August 7, 1987	07/082,607	September 19, 1989	4,868,024	Mentor Medical Limited
UK	Issued	MEDICO-SURGICAL AND SANITARY ARTICLES, MATERIALS AND METHODS	August 20, 1987	8719680.4		2195919	Mentor Medical Limited
AUSTRALIA	Issued	URINE BAG ASSEMBLIES	January 30, 1998	199852797	November 16, 2000	722368	Mentor Medical Limited
GERMANY	Issued	COLLECTION BAG	November 23, 1988	P3839434.0-51	June 17, 1992	3839434.0	Mentor Medical Limited
UK	Issued	BODY DISCHARGE COLLECTION BAGS	November 30, 1988	8827921.1	October 2, 1991	2213728	Mentor Medical Limited
US	Issued	STOMA BAG	April 22, 1997	29/069,504	September 29, 1998	D398,990	Mentor Medical Limited
GERMANY	Issued	STOMA BAG	February 11, 1997	M9701449.4		M9701449.4	Mentor Medical Limited
UK	Issued	STOMA BAG	November 14, 1996	2060982	March 4, 1997	2060982	Mentor Medical Limited
US	Issued	STOMA BAG	April 22, 1997	29/069,505		D389,991	Mentor Medical Limited
GERMANY	Issued	STOMA BAG	February 11, 1997	M9701426.5	May 14, 1997	M9701426.5	Mentor Medical Limited
UK	Issued	STOMA BAG	November 14, 1996	2060981	March 4, 1997	2060981	Mentor Medical Limited
US	Issued	A DRAINAGE BAG	April 23, 1990	07/513,589	July 13, 1993	D337,382	Mentor Medical Limited
BENELUX	Issued	A DRAINAGE BAG	April 20, 1990	19989-00		19989-00	Mentor Medical Limited
DENMARK	Issued	A DRAINAGE BAG	May 30, 1991	0798/1991		0798/1991	Mentor Medical Limited
SPAIN	Issued	A DRAINAGE BAG	April 23, 1990	121942	November 16, 1990	121942	Mentor Medical Limited

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
FRANCE	Issued	A DRAINAGE BAG	April 23, 1990	902263		287136	Mentor Medical Limited
UK	Issued	A DRAINAGE BAG	April 23, 1990	2006309	August 31, 1990	2006309	Mentor Medical Limited
ITALY	Issued	DRAINAGE BAG	April 23, 1990	021057		58403	Mentor Medical Limited
NORWAY	Issued	A DRAINAGE BAG		N/A	April 23, 2000	69120	Mentor Medical Limited
SWEDEN	Issued	A DRAINAGE BAG	April 20, 1990	N/A		49434	Mentor Medical Limited
US	Pending	LOW PROFILE TAP	September 17, 2003	29/190,234			Mentor Medical Limited
UK	Issued	LOW PROFILE TAP WITHOUT GRIP TABS	March 17, 2003	3011684	September 15, 2003	000076658-0001	Mentor Medical Limited
UK	Published	TAP	February 6, 2003	0302760.4			Mentor Medical Limited
US	Issued	URINE COLLECTION BAGS FOR URINARY CATHETER SYSTEMS	October 9, 2002	10/267,226	February 21, 2006	7001370	Mentor Corporation
US	Allowed	DAISY TAP	September 17, 2003	29/190,277	February 7, 2006	D514663	Mentor Medical Limited
UK	Issued	DAISY TAP	March 17, 2003	3011685	September 15, 2003	000076658-0002	Mentor Medical Limited
EPO	Issued	RESEALABLE SAMPLING PORT	February 6, 1992	92300992.2	April 26, 1995	0499401	Mentor Medical Limited
UK	Issued	RESEALABLE SAMPLING PORT	February 6, 1992	92300992.2	April 26, 1995	0499401	Mentor Medical Limited
US	Issued	SEED MAGAZINE	January 29, 2003	10/354,950	October 11, 2005	6,953,426	Mentor Corporation
US	Pending	SEED MAGAZINE	August 2, 2005	11/196,659			Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
AUSTRALIA	Pending	SEED MAGAZINE FOR BRACHYTHERAPY	January 28, 2004	2004210143			Mentor Corporation
CANADA	Pending	SEED MAGAZINE FOR BRACHYTHERAPY	January 28, 2004	2514448			Mentor Corporation
EPO	Pending	SEED MAGAZINE FOR BRACHYTHERAPY	January 28, 2004	04705984.5			Mentor Corporation
JAPAN	Pending	SEED MAGAZINE FOR BRACHYTHERAPY	January 28, 2004	100102978			Mentor Corporation
US	Issued	LOW PROFILE TAP WITH GRIP TABS	September 17, 2003	29/190,240	April 4, 2006	D518573	Mentor Medical Limited
UK	Issued	LOW PROFILE TAP WITH GRIP TABS	March 17, 2003	3011683	September 15, 2003	000076658-0003	Mentor Medical Limited
US	Issued	METHOD FOR TREATING URINARY INCONTINENCE IN WOMEN AND IMPLANTABLE DEVICE INTENDED TO CORRECT URINARY INCONTINENCE	March 5, 2002	10/092,069	October 28, 2003	6,638,211	Mentor Corporation
US	Published	METHOD FOR TREATING URINARY INCONTINENCE IN WOMEN AND IMPLANTABLE DEVICE INTENDED TO CORRECT URINARY INCONTINENCE	January 21, 2005	11/040,698			Mentor Corporation
EPO	Published	METHOD FOR TREATING URINARY INCONTINENCE IN WOMEN AND IMPLANTABLE DEVICE INTENDED TO CORRECT URINARY INCONTINENCE	July 3, 2001	01949616.5			Mentor Corporation
FRANCE	Issued	METHOD FOR TREATING URINARY INCONTINENCE IN WOMEN AND IMPLANTABLE DEVICE INTENDED TO CORRECT URINARY INCONTINENCE	July 5, 2000	00.08706		2811218	Mentor Corporation
US	Published	BRACHYTHERAPY APPLICATOR CHUCK	December 5, 2003	10/729,782			Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
US	Pending	RADIATION SHIELDING DEVICE	August 13, 2004	10/918,846			Mentor Corporation
PCT	Pending	RADIATION SHIELDING DEVICE	August 11, 2005	PCT/US2005/28418			Mentor Corporation
US	Pending	URINARY CATHETER ASSEMBLY	August 2, 2004	10/909,747			Mentor Corporation
CHILE	Pending	URINARY CATHETER ASSEMBLY	August 1, 2005	1936/2005			Mentor Corporation
PCT	Pending	URINARY CATHETER ASSEMBLY	August 1, 2005	PCT/US2005/027252			Mentor Corporation
US	Pending	OBTURATOR INTRODUCER WITH SNARE	January 28, 2005	11/046,392			Mentor Corporation
PCT	Pending	OBTURATOR INTRODUCER WITH SNARE	January 28, 2006				Mentor Corporation
PCT	Pending	ADAPTER FOR PENILE PROSTHESIS TIP EXTENDER					Mentor Corporation
US	Pending	ADAPTER FOR PENILE PROSTHESISTIP EXTENDER	April 1, 2005	11/096,478			Mentor Corporation
US	Issued	SCOPE AND STENT SYSTEM	June 18, 1990	07/539,865	November 3, 1992	5,159,920	Mentor Corporation
US	Issued	TRANSPARENT PROSTRATE DILATION BALLOON AND SCOPE	September 27, 1990	07/589,048	February 23, 1993	5,188,596	Mentor Corporation
US	Issued	TUBING CONNECTOR	March 14, 1989	07/323,343	January 2, 1990	4,890,866	Mentor Corporation
US	Pending	HAMMOCK ADDED ARMS	June 7, 2005	11/146,280			Mentor Corporation (assignment filed 12/14/05)

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
US	Pending	PARIETAL HOOK	June 13, 2005	11/150,224			Mentor Corporation (assignment filed 12/14/05)
US	Pending	IMPLANT FOR TREATING RECTOCELE AND A DEVICE FOR PUTTING SAID IMPLANT IN PLACE	March 29, 2004	10/811,158			Mentor Corporation (assignment filed 12/14/05)
US	Pending	METHOD AND IMPLANT FOR CURING CYSTOCELE	March 26, 2004	10/809,798			Mentor Corporation (assignment filed 12/14/05)
US	Pending	ECHOGENIC MEDICAL DEVICE	April 22, 2004	10/828,539			Not yet assigned
US	Issued	ECHOGENIC MEDICAL DEVICE	June 7, 2001		April 20, 2004	6,723,052	Mills Biopharma- ceuticals, Inc.
UK	Issued	SINGLE USE TAP	April 29, 2003	0309800.1	July 28, 2004	2,390,547	Mentor Medical Limited
EPO	Issued	SINGLE USE TAP	April 28, 2004	04252458.7		1,473,001	Mentor Medical Limited
US	Pending	METHOD AND APPARATUS FOR SUPPORTING A BODY ORGAN	January 30, 2003	10/356,651			Mentor Corporation
US	Issued	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2000	09/587,642	September 9, 2003	6,616,593	Mentor Corporation
US	Issued	LOADING CLIP FOR RADIOISOTOPE SEEDS	September 11, 2000	09/658,636	July 29, 2003	6,599,231	Mentor Corporation
BRAZIL	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	PI 011111448-4			Mentor Corporation
CANADA	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	2,410,474			Mentor Corporation
EPO	Issued	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	01950271.5	January 11, 2006	1,286,724	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
GERMANY	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	01950271.5			Mentor Corporation
SPAIN	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	01950271.5			Mentor Corporation
FRANCE	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	01950271.5			Mentor Corporation
UK	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	01950271.5			Mentor Corporation
ITALY	Pending	AUTOMATED RADIOISOTOPE SEED CARTRIDGE	June 5, 2001	01950271.5			Mentor Corporation
US	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2000	09/587,624	March 25, 2003	6,537,192	Mentor Corporation
US	Pending	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	January 31, 2003	10/355,603			Mentor Corporation
BRAZIL	Pending	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	PI01111443-3			Mentor Corporation
CANADA	Pending	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	2,409,977			Mentor Corporation
EPO	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	01941940.7	February 22, 2006	1286720	Mentor Corporation
GERMANY	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	01941940.7	February 22, 2006	1286720	Mentor Corporation
SPAIN	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	01941940.7	February 22, 2006	1286720	Mentor Corporation

Seller Listing Schedules

Country	Status	Title	Filed	Serialno	Issued	Patent No	Owner
FRANCE	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	01941940.7	February 22, 2006	1286720	Mentor Corporation
UK	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	01941940.7	February 22, 2006	1286720	Mentor Corporation
ITALY	Issued	AUTOMATED RADIOISOTOPE SEED LOADER SYSTEM FOR IMPLANT NEEDLES	June 5, 2001	01941940.7	February 22, 2006	1286720	Mentor Corporation
US	Issued	AUTOMATED IMPLANTATION SYSTEM FOR RADIOISOTOPE SEEDS	November 13, 2001	10/010,968	March 22, 2005	6,869,390	Mentor Corporation
US	Pending	AUTOMATED IMPLANTATION SYSTEM FOR RADIOISOTOPE SEEDS	March 22, 2005	11/086,779			Mentor Corporation
US	Pending	SELECTIVELY LOADABLE/SEALABLE BIORESORBABLE CARRIER ASSEMBLY FOR RADIOISOTOPE SEEDS	May 25, 2004	10/853,575			Mentor Corporation
PCT	Pending	SELECTIVELY LOADABLE/SEALABLE BIORESORBABLE CARRIER ASSEMBLY FOR RADIOISOTOPE SEEDS	March 31, 2005	PCT/US2005/10945			Mentor Corporation
US	Pending	PUMP W/ONE TOUCH RELEASE	December 19, 2005				Newly filed - not yet assigned to Mentor Corporation
UK	Issued	MEDICAL WASTE COLLECTION DEVICE	April 29, 2003		June 29, 2004	2390547	Mentor Medical Limited
Abandoned U.S. Patent No. 09/910,474 filed on July 20, 2001, entitled “Method and Apparatus For Supporting A Body Organ”, published January 17, 2002, under Publication No. 2002/0007222. (No representations or warranties are made with respect to the abandoned U.S. Patent No. 09/910,474).

Seller Listing Schedules

Porges Patent Listing
Family	Country	Titular	Filing Date	Filing Number	NumBrev	Grant	Titre
POR21	FR	Porges SAS	February 25, 1991	91 02213	2 673 110	October 16, 1998	BALLON SUREXTRUDE
POR25	DE	Porges SAS	May 25, 1994	94 401147 7	694 31 090 5 / 0 631 762	July 31, 2002	PROTHESE URETROSPIRAL
POR25	ES	Porges SAS	May 25, 1994	94 401147 7	2 177 567 / 0 631 762	July 31, 2002	PROTHESE URETROSPIRAL
POR25	FR	Porges SAS	June 24, 1993	93 07693	2 706 764		PROTHESE URETROSPIRAL
POR25	FR	Porges SAS	May 25, 1994	94 401147 7	0 631 762	July 31, 2002	PROTHESE URETROSPIRAL
POR25	GB	Porges SAS	May 25, 1994	94 401147 7	0 631 762	July 31, 2002	PROTHESE URETROSPIRAL
POR25	IT	Porges SAS	May 25, 1994	94 401147 7	0 631 762	July 31, 2002	PROTHESE URETROSPIRAL
POR25	JP	Porges SAS	June 24, 1994	06 143 421	3 321 494	June 21, 2002	PROTHESE URETROSPIRAL
POR25	US	Porges SAS	May 27, 1994	08/250577	5 514 178	May 7, 1996	PROTHESE URETROSPIRAL
POR27	FR	Porges SAS	April 17, 1996	96 04783	2 747 574	October 16, 1998	DISPOSITIF MAINTIEN CATHETER
POR28	DE	Porges SAS	September 23, 1997	97 402205 5	697 21 433.8 / 0 836 858	May 2, 2003	SYSTEME ASPIRATION LAVAGE
PPOR28	ES	Porges SAS	September 23, 1997	97402250.5	2195099/0836858	May 2, 2003	SYSTEME ASPIRATION LAVAGE
POR28	FR	Porges SAS	October 18, 1996	96 12686	2 754 716	November 13, 1998	SYSTEME ASPIRATION LAVAGE
POR28	FR	Porges SAS	September 23, 1997	97 402205 5	0 836 858	May 2, 2003	SYSTEME ASPIRATION LAVAGE

Seller Listing Schedules

Family	Country	Titular	Filing Date	Filing Number	NumBrev	Grant	Titre
POR28	GB	Porges SAS	September 23, 1997	97 402205 5	0 836 858	May 2, 2003	SYSTEME ASPIRATION LAVAGE
POR28	IT	Porges SAS	September 23, 1997	97 402205 5	0 836 858	May 2, 2003	SYSTEME ASPIRATION LAVAGE
POR28	US	Porges SAS	September 5, 1997	08/924139	6 149 622	November 2, 2000	SYSTEME ASPIRATION LAVAGE
POR29	DE	Porges SAS	September 24, 1997	97 402215 4	697 14 180 2 / 0 836 863	July 24, 2002	CATHETER A CORPS SECCABLE
POR29	DK	Porges SAS	September 24, 1997	97 402215 4	0 836 863	July 24, 2002	CATHETER A CORPS SECCABLE
POR29	ES	Porges SAS	September 24, 1997	97 402215 4	2 177 913 / 0 836 863	July 24, 2002	CATHETER A CORPS SECCABLE
POR29	FR	Porges SAS	October 18, 1996	96 12687	2 754 718	November 13, 1998	CATHETER A CORPS SECCABLE
POR29	FR	Porges SAS	September 24, 1997	97 402215 4	0 836 863	July 24, 2002	CATHETER A CORPS SECCABLE
POR29	GB	Porges SAS	September 24, 1997	97 402215 4	0 836 863	July 24, 2002	CATHETER A CORPS SECCABLE
POR29	IT	Porges SAS	September 24, 1997	97 402215 4	30059/BE/2002/ 0 836 863	July 24, 2002	CATHETER A CORPS SECCABLE
POR29	US	Porges SAS	September 5, 1997	08/924140	5 800 414	September 1, 1998	CATHETER A CORPS SECCABLE
POR30	DE	Porges SAS	March 26, 1998	98 400704 7	698 07 773 3 / 0 872 259	September 11, 2002	DRAIN MULTITUBULAIRE
POR30	ES	Porges SAS	March 26, 1998	98 400704 7	0 872 259	September 11, 2002	DRAIN MULTITUBULAIRE
POR30	FR	Porges SAS	April 14, 1997	97 04532	2 761 891	September 24, 1999	DRAIN MULTITUBULAIRE
POR30	FR	Porges SAS	March 26, 1998	98 400704 7	0 872 259	September 11, 2002	DRAIN MULTITUBULAIRE
POR30	GB	Porges SAS	March 26, 1998	98 400704 7	0 872 259	September 11, 2002	DRAIN MULTITUBULAIRE

Seller Listing Schedules

Family	Country	Titular	Filing Date	Filing Number	NumBrev	Grant	Titre
POR30	IT	Porges SAS	March 26, 1998	98 400704 7	325 18/BE/2002/ 0 872 259	September 11, 2002	DRAIN MULTITUBULAIRE
POR30	JP	Porges SAS	April 14, 1998	10/102961			DRAIN MULTITUBULAIRE
POR30	US	Porges SAS	March 30, 1998	09/050102	5 891 111	April 6, 1999	DRAIN MULTITUBULAIRE
POR32	DE	Porges SAS	July 16, 1998	98 401787 1	698 24 677 2 / 0 906 750	June 23, 2004	PROTHESE SPHINCTERIENNE
POR32	ES	Porges SAS	July 16, 1998	98 401787 1	0 906 750	June 23, 2004	PROTHESE SPHINCTERIENNE
POR32	FR	Porges SAS	August 27, 1997	97 10694	2 767 673	November 26, 1999	PROTHESE SPHINCTERIENNE
POR32	FR	Porges SAS	July 16, 1998	98 401787 1	0 906 750	June 23, 2004	PROTHESE SPHINCTERIENNE
POR32	GB	Porges SAS	July 16, 1998	98 401787 1	0 906 750	June 23, 2004	PROTHESE SPHINCTERIENNE
POR32	IT	Porges SAS	July 16, 1998	98 401787 1	0 906 750	June 23, 2004	PROTHESE SPHINCTERIENNE
POR34	EP	Porges SAS	September 17, 2002	02 11501	1 400 210		Extracteur chirugical pour l’extraction
PPOR34	FR	Porges SAS	September 17, 2002	0211501	1 473 001		Extracteur chirugical pour l’extraction
POR35	EP	Porges SAS	September 16, 2003	03 292285 8			Dispositif pour prelever un ĕchantillon
POR35	FR	Porges SAS	October 3, 2002	02 12234			Dispositif pour prelever un ĕchantillon
POR35	JP	Porges SAS	October 2, 2003	15-344606			Dispositif pour prelever un ĕchantillon

Seller Listing Schedules

Porges Patent Listing of Abandoned Patents (No representations or warranties are made with respect to any Patents listed below that have expired or are being abandoned)

Family	Country	Titular	Filing Date	Filing Number	NumBrev	Grant	Titre
POR18	FR	Porges	May 12, 1989	89 06244	2 646 771	October 17, 1997	BLOQUER HYDRAULIQUE
POR19	FR	Porges	October 26, 1990	90 403032 7	0 426 545	August 25, 1993	INVERSEUR DE PRESSION
POR20	FR	Porges	January 31, 1991	91 00042	2 671 282	June 12, 1998	POUSSOIR CONNECTABLE
POR22	FR	Porges	May 5, 1992	92 05516	2 590 842		APPLICATEUR ETUI PENIEN DC
POR22	FR	Porges	May 4, 1993	93 401149 5	0 569 287	July 10, 1996	APPLICATEUR ETUI PENIEN DC
POR22	US	Porges	May 3, 1993	08/055563	5 318 551	June 7, 1994	APPLICATEUR ETUI PENIEN DC
POR24	FR	Porges	July 20, 1992	92 08927	2 693 651		APPLICATEUR ETUI PENIEN 2
POR24	FR	Porges	June 30, 1993	93 401699 9	0 580 470	May 19, 1999	APPLICATEUR ETUI PENIEN 2
POR24	US	Porges	July 19, 1993	08/092889	5 380 311	January 10, 1995	APPLICATEUR ETUI PENIEN 2
POR26	DE	Porges	February 6, 1995	95 400241 6	095 23 964 3 / 0 669 118	November 21, 2001	APPLICATEUR ETUI PENIEN V
POR26	DK	Porges	February 6, 1995	95 400241 6	0 669 118	November 21, 20r01	APPLICATEUR ETUI PENIEN V
POR26	ES	Porges	February 6, 1995	95 400241 6	0 669 118	November 21, 2001	APPLICATEUR ETUI PENIEN V
POR26	FR	Porges	February 24, 1994	94 02111	2 716 366		APPLICATEUR ETUI PENIEN V
POR26	GB	Porges	February 6, 1995	95 400241 6	0 669 118	November 21, 2r001	APPLICATEUR ETUI PENIEN V
POR26	IT	Porges	February 6, 1995	95 400241 6	0 6r69 118	November 21, 2001	APPLICATEUR ETUI PENIEN V
POR33	DE	Porges	February 2, 1999	99 400220 2	699 11 823 9 / 0 935 974	October 8, 2003	DEPOSITIF TELESCOPIQUE

Seller Listing Schedules

Family	Country	Titular	Filing Date	Filing Number	NumBrev	Grant	Titre
POR33	ES	Porges	February 2, 1999	99 400220 2	0 935 974	October 8, 2003	DEPOSITIF TELESCOPIQUE
POR33	FR	Porges	February November 1998	98 01619	2 774 598	June 23, 2000	DEPOSITIF TELESCOPIQUE
POR33	FR	Porges	February 2, 1r999	99 400220 2	0 935 974	October 8, 2003	DEPOSITIF TELESCOPIQUE
POR33	GB	Porges	February 2, 1999	99 400220 2	0 935 974	October 8, 2003	DEPOSITIF TELESCOPIQUE
POR33	IT	Porges	February 2, 1999	99 400220 2	19r102/BE/2004/ 0 935 974	October 8, 2003	DEPOSITIF TELESCOPIQUE

Seller Listing Schedules

Schedule 1.183

Transferred Real Property

(a) Non-U.S.

None.

(b) U.S.

Minnesota

Address:

1499, 1525, 1601 and 1615 West River Road
Minneapolis, Minnesota

Legal Description:

The land situated in the State of Minnesota, County of Hennepin, and described as follows:

PARCEL 1:
Lot 1, Block 2, North Washington Industrial Center 2nd Addition, according to the recorded plat thereof on file and of record in the office of the County Recorder, Hennepin County, Minnesota.

PARCEL 2:
That part of Lot 2, Block 2, North Washington Industrial Center 2nd Addition, lying North of a line drawn Easterly and at right angles from a point in the Westerly line of said Lot 2 which point is 65 feet Southerly from the Northwest corner, to its intersection with the westerly line of West River Road as now laid out, according to the plat thereof on file and of record in the office of the County Recorder, Hennepin County, Minnesota.

Together with and subject to the rights and easements described in that certain Reciprocal Easement Agreement recorded as Document No. 4379570, as amended by that certain Amendment to Reciprocal Easement Agreement recorded as Document No. 4379571, in the office of the County Recorder, Hennepin County, Minnesota.

PARCEL 3:
Lot 3, and that part of Lot 2 lying South of a line running East as measured at right angles from a point in the west line thereof distant 65 feet South from the northwest corner thereof, Block 2, North Washington Industrial Center 2nd Addition, according to the plat thereof on file and of record in the office of the County Recorder, Hennepin County, Minnesota.

Seller Listing Schedules

PARCEL 4:
Apartment No. A, Apartment Ownership No. 96, North River Road Industrial Condominium, 1401 West River Road North, Minneapolis, Minnesota located on the following described land: Lots 5 and 6, Block 2, North Washington Industrial Center 2nd Addition, except that part of said Lot 5 which lies North of a line drawn parallel with and 58 feet South, as measured at right angles, from the North line of said Lot 5, according to the recorded plat thereof on file and of record in the office of the County Recorder, Hennepin County, Minnesota.

Together with and subject to an undivided interest in the common areas and facilities, as set forth in the Declaration of North River Road Industrial Condominium Apartment Ownership No. 96 and attached Bylaws recorded March 9, 1978 as Document No. 4362001, and the Floor Plans recorded March 9, 1978 as Document No. 4362002; as amended by the Amendment No. 1 to Declaration of North River Road Industrial Condominium Apartment Ownership No. 96 and the attached Amended Floor Plan, recorded October 6, 1989 as Document No. 5581512, in the Office of the County Recorder, Hennepin County, Minnesota.

Oklahoma

Address:

120 N.E. 26th Street
Oklahoma City, Oklahoma

Legal Description:

A part of Block Eleven (11), in BARROWS ADDITION to Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof, being more particularly described as follows:

BEGINNING at the Northeast corner of said Block 11;

Thence West a distance of 150 feet;

Thence South a distance of 135 feet;

Thence East a distance of 150 feet;

Thence North a distance of 135 feet to the Point or Place of Beginning.

AND

Seller Listing Schedules

A part of Block Twelve (12), in BARROWS ADDITION to Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof, being more particularly described as follows:

BEGINNING at the Northwest corner of Block 12, BARROWS ADDITION;

Thence East 250 feet;

Thence South 135 feet;

Thence West 250 feet;

Thence North 135 feet to the point of Beginning.

Seller Listing Schedules

Schedule 1.184

Transferred Subsidiaries

Mentor International LLC (Delaware)

Mentor International EURL (France)

Porges SAS (France)

Porges S.r.l. (Italy)

Porges Co. Ltd. (Japan)

Porges Co. Ltd. (Portugal)

Porges-Reprex S.L. (Spain)

Porges Gmbh (Germany)

Mentor Medical Limited (UK)

Porges UK Limited (UK)

Mentor Development Limited Partnership (Minnesota)

Seller Listing Schedules

Schedule 1.186

Transferred Tangible Assets

The assets set forth on Annex C hereto.

All fixed and other tangible assets (other than real property and buildings, inventory and Excluded Assets) owned by Seller or any Seller Subsidiaries located at Seller’s or Seller’s Subsidiaries’ facilities at the following addresses:

1401, 1499, 1525, 1601, 1615 West River Road North
Minneapolis, MN 55411

120 NE 26th Street
Oklahoma City, OK 73105

All fixed and other tangible assets (other than real property and buildings, inventory and Excluded Assets) owned by Mentor Benelux BV primarily for use in the Business.

It is understood that Buyer shall receive all fixed and other tangible assets (other than real property and buildings and Excluded Assets) of the Transferred Subsidiaries by virtue of Buyer’s acquisition of the Transferred Equity Interests.

Seller Listing Schedules

Schedule 3.2(g)

Conveyance Jurisdictions

France

Italy

Japan

Netherlands

Portugal

Spain

Germany

United Kingdom

United States

Other applicable jurisdictions set forth on Schedule 1.174 (Transferred Copyrights), Schedule 1.181(a) (Transferred Marks) and Schedule 1.182 (Transferred Patents).

Seller Listing Schedules

Schedule 3.2(m)

Released Encumbrances

Under a $200,000,000 Credit Agreement with Bank of the West, Union Bank of California, N.A. and Wells Fargo Bank, National Association, dated May 25, 2005, two Subsidiaries of Seller, including a Transferred Subsidiary, guarantee any borrowings made under such Credit Agreement, pursuant to a Guaranty dated as of May 25, 2005. Borrowings under the Credit Agreement are secured (UCC File Record No. 200516701312) by the outstanding capital stock of various Mentor Subsidiaries, including 65% of the capital stock of Porges, SA, a Transferred Subsidiary, all as set forth in a Pledge Agreement dated as of May 25, 2005.

Liens of Record on Mentor Corporation, UCC File Record Nos. 200376897331 and 200515352320, in favor of US Bancorp securing Leased Equipment including copiers.

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
000208	Amerson,David	CA-SB	Urology Sales Admin	VP Domestic Sales & Mktg Uro
000116	Springer,Thomas J	OK	MBI Administration	VP General Manager MBI
000996	Yang,Philip	CA-SB	Regulatory Submissions	Vice President Reg Submissions
003772	Palmer,Timothy	MN	Manufacturing Administration	Vice President Manufacturing
004301	Anderson,John	CA-SB	Healthcare Marketing	Director Marketing
004358	Reich,Lisa A	CA-SB	Surgical Marketing	Director Marketing
004483	Gay,Travis	CA-SB	Oncology	Nat Sales Manager-Oncology
004281	Kline,Cliff	CA-SB	Clinical Submissions	Program Director Clinical
004559	Crawford,Donna	CA-SB	Regulatory Submissions	Program Director
003678	Uhlemann,Richard	MN	Surgical Mfg Administration	Manager Manufacturing
003461	Schumer,Jim	MN	Manufacturing Engineering	Director Engineering
004336	Pitman,Charles R	CA-SB	Oncology Marketing	Market Manager
003942	Blatherwick,Mary V	MN	Accounting	Controller
003995	Pydi,Chandrasekhar	MN	MAT	Manager Info Tech
020045	Theissen,Stephen	MN	Divisional QA Minn	Director RA/QA
003561	Modert,Keith	MN	R&D Administration	Manager R&D
000188	Caplan,Lawrence	AZ	Uro Sales Western Region	Regional Manager
000207	Rule,Todd	FL	Uro Sales Southern Region	Regional Manager
004091	Sellwood,Christopher S	MN	Uro Sales Northwest Region	Regional Manager
000236	Tantillo,Raymond	NJ	Uro Sales Mid-Atlantic Region	Regional Manager
000203	Valcarcel,John	OH	Uro Sales Great Lakes Region	Regional Manager
004088	Church,Bruce	TX	Uro Sales South-Central Region	Regional Manager
010131	O'Donnell,Kevin	CA-SB	Healthcare Marketing	Product Manager

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
004650	Ledin,Gregg	MN	Advanced Manufacturing	Manager Engineering
020160	Pilling,Sue	MN	Warehousing/Distribution	Materials Manager
	van Velthoven, Ad	Benelux/Leiden		General Manager
000212	Morrell,Joel	FL	National Accounts	National Accounts Manager
000765	Eagles,Mark	MN	National Accounts	National Accounts Manager
001744	Kalvelage,Karen M.	MO	National Accounts	National Accounts Manager
004554	Reverman,William C	OR	National Accounts	National Accounts Manager
000256	Pellett,Donna	TX	Sales Training	National Sales Trainer
001718	McGuire,David	WA	Sales Training	National Sales Trainer
000132	Crawford,Paul A	OK	Support	IT Manager
020158	Larson,Bruce	MN	Human Resources	Manager Human Resources
020155	Ghai,Suresh K	MN	Surgical QA	RA/QA Program Manager
003227	Kramer,Tim	MN	Manufacturing Engineering	Project Manager
005004	Kubalak,Thomas	MN	Health Care R&D	Sr Engineer
003957	Berkey,John J	MN	MAT	Sr Engineer
020140	Strand,Joel J	MN	Advanced Manufacturing	Sr Engineer
001609	Curran-Moore, Melissa	CA-SB	Legal	Program Manager
005013	Moe,Sheila	MN	Divisional QA Minn	Sr Specialist
003923	Campagna,Joyce L	MN	Manufacturing Engineering	Manager Engineering
000087	Harkins,Jana R	OK	MBI Administration	Controller
003752	Moschel,Mark A	MN	Manufacturing Engineering	Sr Engineer
003776	Kegel,Paul J	MN	Materials Management	Manager Purchasing
003912	Noble,Birgitte A	MN	Accounting	Supervisor Accounting
003903	Smith,David R.	MN	Materials Management	Sr Buyer
003877	Schmitt,Jane C	MN	Materials Management	Sr Buyer
001952	Kruse,Maureen	CA-SB	HC Customer Service	Supervisor Customer Svc
003941	Daley,Emily	MN	Surgical R&D	Sr Engineer
000903	Feldman,Steven	CA-SB	Patient Services	Supervisor Mktg Services
003870	Munnich,John	MN	Information Systems	Supervisor IT
003907	Schnobrich,Scott	MN	Surgical Mfg Administration	Sr Scheduler

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
020171	Wolter,David	MN	Warehousing/Distribution	Supervisor Warehouse
000071	Sztorc,Thomas	OK	Production	Manager Production
001786	Broumand,Teena	CA-SB	Healthcare Marketing	Product Manager
020166	Brouillard,Robert	MN	Advanced Manufacturing	Engineer
020146	Hoople,Cal	MN	Quality Assurance Engineering	Engineer
003263	Chezick,John	MN	Healthcare Mfg Admin	Sr Scheduler
003696	Ringwelski,Joyce	MN	Surgical Mfg Administration	Supervisor Manufacturing
005140	Lawrence,Joseph	CA	Oncology	Oncology Specialist
000193	Anderson,Tim	CO	Oncology	Oncology Specialist
004417	Moreau,Michael	FL	Oncology	Oncology Specialist
005154	Anderson,William	NC	Oncology	Oncology Specialist
010103	Spivey,Dustin B	TX	Oncology	Oncology Specialist
020178	Soto,Omar	MN	Accounting	Sr Analyst Finance
003855	Shaw,Ben A	MN	Quality Assurance Engineering	Engineer
020079	Gustafson,Craig	MN	MAT	Specialist
009009	Lindberg,Susan	MN	Healthcare Mfg Admin	Supervisor Manufacturing
003357	Femrite,Dennis	MN	R&D Administration	Associate Engineer
010055	Linquiti,Ross	CA-SB	Accounts Receivable	Supervisor Accounting
000194	Goodman,Carl	CO	Uro Sales Northwest Region	Territory Mgr Uro Specialties
010173	Grant,David	IA	Uro Sales Northwest Region	Territory Mgr Uro Specialties
004270	Ford,Alphonso	CA	Uro Sales Western Region	Territory Mgr Uro Specialties
001046	Madsen,Bernhardt	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
001915	Wood Jr.,James S.	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
000232	Hicks,Stuart	GA	Uro Sales Mid-Atlantic Region	Territory Mgr Uro Specialties
000199	Fuselier,Harold	LA	Uro Sales South-Central Region	Territory Mgr Uro Specialties
004446	Billings,P M	SC	Uro Sales Southern Region	Territory Mgr Uro Specialties
003881	Hollingsworth,Terri R	MN	Facilities	Supervisor Facilities
004038	Gustafson,Gina	MN	Advanced Manufacturing	Engineer
000981	Arroyo,Adriana	CA-SB	Patient Services	Coordinator

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
001913	Scorzelli,Francis	CA-SB	Treasury/Payroll	Buyer
020159	Daniel,Geoffrey A	MN	Surgical R&D	Engineer
003598	Gullickson,Don	MN	Healthcare Mfg Admin	Supervisor Manufacturing
003930	Lutzke,Robert	MN	Advanced Manufacturing	Engineer
003597	Haug,Brenda	MN	Surgical QC	Supervisor RA/QA
005152	Wirth,Warren	CA	Uro Sales Western Region	Territory Mgr Uro Specialties
010058	Washington,Terry	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
010219	Connors,Shawn	OH	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010117	Gilbert,Christopher	TX	Uro Sales South-Central Region	Territory Mgr Uro Specialties
000210	Walsh,Kevin	NJ	Uro Sales Northern Region	Territory Mgr Uro Specialties
004349	Thorpe,Craig F	NY	Uro Sales Northern Region	Territory Mgr Uro Specialties
000719	Steinwehr,Stephanie	CA-SB	Patient Services	Coordinator
010286	Castle,Jennifer	CA-SB	Legal	Associate II Paralegal
003947	Saatzer,James A	MN	Healthcare Mfg Admin	Supervisor Manufacturing
003841	Costello,Stephen	MN	R&D Administration	Toolmaker III
	Kliffen, Sjaak	Benelux/Leiden		Administrative Manager
003938	Youngblood,Dennis	MN	R&D Administration	Sci & Tech Technician III
010113	Roberson,Lance	AL	Uro Sales South-Central Region	Territory Mgr Uro Specialties
003211	Mao,Geoffrey	CA	Uro Sales Western Region	Territory Mgr Uro Specialties
010047	Williams,Lori	CA	Uro Sales Western Region	Territory Mgr Uro Specialties
010223	Anderson,Yvette	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
010274	Royer,Chad	IN	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010060	Goedeker,Francis	MO	Uro Sales Northwest Region	Territory Mgr Uro Specialties
010318	Choate,Kara	OK	Uro Sales South-Central Region	Territory Mgr Uro Specialties

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
003917	Liska,Ruth M	MN	Human Resources	Sr Representative
005156	Kennedy,Amy	CA-SB	Surgical Marketing Pelvic	Associate Product Manager
008010	Maras,James	MN	Advanced Manufacturing	Manufacturing Tech III
004395	Friedrich,Grant J	CA-SB	Healthcare Marketing	Associate Product Manager
004396	Becking,Jennifer	CA-SB	Surgical Marketing	Coordinator, Marketing
003906	Stevenson,Vickie L	MN	Materials Management	Buyer
020088	Zaide,Michael P	MN	Quality Assurance Engineering	Quality Eng Tech III
	Brille,Wolfgang	Germany		Sales Representative
010309	McDougall,Elizabeth	AZ	Uro Sales Western Region	Territory Mgr Uro Specialties
000177	Primeau,Edward C	CA	Uro Sales Western Region	Territory Mgr Uro Specialties
004493	Rodriguez,Bernardo	CA	Uro Sales Western Region	Territory Mgr Uro Specialties
010312	Foley,Shaun	CT	Uro Sales Northern Region	Territory Mgr Uro Specialties
010317	Babb,Nanci	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
010250	Fandrich,Tina	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
010134	Gheiler,Monika	FL	Uro Sales Southern Region	Territory Mgr Uro Specialties
010256	Hemingway,Nancy	GA	Uro Sales Mid-Atlantic Region	Territory Mgr Uro Specialties
004002	Cysewski,Paul	IL	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010304	Gross,Trent	IL	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010264	Boomsaad,Erika	KS	Uro Sales Northwest Region	Territory Mgr Uro Specialties
010140	Scholtz,Kathryn	MD	Uro Sales Mid-Atlantic Region	Territory Mgr Uro Specialties
003241	Achtman,Steven	MI	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010142	Sekerke,Jaime	MI	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
000240	Prischmann,Matthew	MN	Uro Sales Northwest Region	Territory Mgr Uro Specialties
010249	Dyess,David T	MS	Uro Sales South-Central Region	Territory Mgr Uro Specialties

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
010137	Nooney,Amy	NC	Uro Sales Mid-Atlantic Region	Territory Mgr Uro Specialties
010112	OPEN	NC	Uro Sales Mid-Atlantic Region	Territory Manager Surg/HC
004492	Shiffer,Daniel	NJ	Uro Sales Northern Region	Territory Mgr Uro Specialties
010242	Freedman,Lara	NY	Uro Sales Northern Region	Territory Mgr Uro Specialties
000228	Hirschbach,Jennifer	NY	Uro Sales Northern Region	Territory Mgr Uro Specialties
010243	Silva,Rick	NY	Uro Sales Northern Region	Territory Mgr Uro Specialties
010241	Bilczo,Keith	OH	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
004089	Burke,Dana	OH	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010245	Bacon,Jennifer	OR	Uro Sales Western Region	Territory Mgr Uro Specialties
010302	Zone,Marcus	PA	Uro Sales Northern Region	Territory Mgr Uro Specialties
010014	Phillips,Monica	PA	Uro Sales Great Lakes Region	Territory Mgr Uro Specialties
010260	Rhyne,Paul	SC	Uro Sales Southern Region	Territory Mgr Uro Specialties
000239	Fearon,Molly	TN	Uro Sales South-Central Region	Territory Mgr Uro Specialties
010319	Cooley,Ben	TX	Uro Sales South-Central Region	Territory Mgr Uro Specialties
001323	Weeks,Sally L	TX	Uro Sales South-Central Region	Territory Mgr Uro Specialties
010277	Phelps,Tonya	VA	Uro Sales Mid-Atlantic Region	Territory Mgr Uro Specialties
010037	Khazaal,Megan	WA	Uro Sales Northwest Region	Territory Mgr Uro Specialties
010292	Piper,Tricia	WA	Uro Sales Northwest Region	Territory Mgr Uro Specialties
010248	Tille,Heath	WI	Uro Sales Northwest Region	Territory Mgr Uro Specialties
000064	Snow,Kenneth	OK	Support	Manager Safety
020156	Manson,Tim D	MN	Surgical R&D	Sci & Tech Technician III
000057	Kyle,Danny	OK	Quality	Manager Quality
003879	Korkowski,Brandon A	MN	Quality Assurance Engineering	Metrologist

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
000939	Sanders,Katie	CA-SB	Financial Analysis	Analyst Sales Support
003950	Medenwaldt,Paul H	MN	Manufacturing Engineering	Manufacturing Tech III
001504	Nelson,James	MN	Surgical Maintenance	Production Maint Tech III
003766	Murray,Lori A	MN	Manufacturing Administration	Exec Secretary Admin Asst
000054	Kay,Penelope	OK	Document Control	Manager Document Control
020090	Swanson,Steven	MN	Facilities	Facil Maintenance Tech/HVAC
003909	Lesinska-Stierna,Anna	MN	Healthcare QA	Microbiology Tech III
010042	Russell,Gregory	CA-SB	Accounting	Accountant
003784	Livingstone,Marc S	MN	Surgical Maintenance	Production Maint Tech III
020175	Eiynck,Jason	MN	Information Systems	PLC/IT technician
001598	Gin,Mabel	CA-SB	Urology Sales Admin	Associate II
010063	Flores,Gabriela	CA-SB	Surgical Marketing Pelvic	Coordinator, Marketing
010266	Holcomb,Heather	TN	Uro Sales Mid-Atlantic Region	Territory Mgr Uro Specialties
003851	Plachetka,Randi R	MN	Product Evaluation	Specialist
	van Gorkum, Serge	Benelux/Leiden		Product Mgr Healthcare
001151	Stratton,Dana	CA-SB	Surgical Marketing	Associate II
000062	Stump,Robyn	OK	Distribution	Manager Distribution
020080	Bullis,Robert	MN	Quality Assurance Engineering	Calibration Technician
020168	Wood,Dale	MN	Healthcare Maintenance	Production Maint Tech III
020172	Naegle,Nathan	MN	Healthcare Mfg Admin	Supervisor Manufacturing
004615	Babel,Mark J	CA-SB	Surgical Customer Service	Associate III
004061	O'Malley,Dominic	CA-SB	Lit & Convention Services	Associate II
010326	Aguillon,Aimee	CA-SB	Surgical Marketing	Associate II
003209	Hanson,Susan K	MN	Surgical R&D	Sci & Tech Technician II

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
003754	Lane,Michael P	MN	Document Control	Drafter
003085	Lero,Karen	MN	Document Control	Sr Documentation Associate
020089	Kihlman,Beth	MN	Divisional QA Minn	Administrative Assistant
000173	Staggs,Cori A	CA-SB	Healthcare Marketing	Associate II
000072	Young,Roy B	OK	ISO	Supervisor
	Rodenenburg-de Haas, Yvonne	Benelux/Leiden		Sales Rep Healthcare
003854	Thao,Tou	MN	Information Systems	IS Technician
003441	Luther,Lynn	MN	Manufacturing Engineering	Manufacturing Technician II
000136	Ogle,Cara C	OK	Quality Assurance	Associate Quality Engineer
009072	Johnsen,Marlene	MN	Surgical QC	Quality Inspector II
010230	Villalpando,Gerardo	CA-SB	Accounts Receivable	Associate III
004496	Hernandez,Robert	CA-SB	Accounts Receivable	Associate III
	Ooms, Danielle	Benelux/Belgium		Sales Rep Healthcare
000081	DeLeon,Mark A	OK	Production	Maintenance Technician
010325	Ortiz,Heidi	CA-SB	Surgical Marketing Men's Health	Coordinator Meetings & Events
	Veldhof, Trudy	Benelux/Leiden		Acct Mgr-Healthcare
010179	Grau,Ryan	CA-SB	Financial Analysis	Analyst, Contracts
	Klausner,Ulrike	Germany		Accountant
001654	Fernandez,Kelly	CA-SB	HC Customer Service	Associate III
	Jongeneel, M.	Benelux/Leiden		Assistant Controller
000812	Plackett,Justin	CA-SB	Surgical Marketing	Associate I
010212	Dayao,Gail	CA-SB	Clinical Studies	Associate Analyst (CRA 1)
004335	Ramos,Erika	CA-SB	HC Customer Service	Associate II
000065	Winningham,Stefanie	OK	Support	Buyer
	Bauer,Angela	Germany		Accountant
	Schouten, Gerard	Benelux/Leiden		Customer Support Manager
003105	Borowski,Gloria	MN	Surgical QC	Quality Inspector II

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
020118	Smithson,Matthew B	MN	Healthcare Maintenance	Production Maint Tech III
003515	Smith,Tanya	MN	Document Control	Supervisor RA/QA
002004	McGillivray,Janice	MN	Surgical Mfg Administration	Senior Secretary
003168	Anonthisene,Alex Kay	MN	Healthcare Production	Manufacturing Lead
003322	Lumpkins,Henry	MN	Healthcare Production	Manufacturing Lead
003314	Wilson,Loya	MN	HC Self Cath Production	Manufacturing Lead
010152	Gama,Juanita	CA-SB	Accounts Receivable	Associate III
003991	Arndt,Leisa	MN	Document Control	Documentation Associate
003419	Phaengsy,Xay Ek	MN	Healthcare Maintenance	Production Maint Tech II
003202	Asaad,Rimon	MN	Surgical Mfg Administration	Maintenance Tech I
003516	Blashill,Donald	MN	Warehousing/Distribution	Materials Lead
003725	Lall,Gopaul	MN	Warehousing/Distribution	Materials Lead
004367	Alvaro,Laura	CA-SB	HC Customer Service	Associate II
020115	Kangas,Nathan W	MN	Document Control	Grahics Coordinator
003102	Lang-Khotsombath,Barbara	MN	Surgical QC	Quality Inspector II
003595	Gums,Sandra	MN	Surgical QC	Quality Inspector II
	Hund, Melanie	Benelux/Leiden		Assistant
010169	McHale,Merry S	CA-SB	Accounts Receivable	Associate III
004425	Morse,Laurie	CA-SB	Field Inventory Control	Associate III
009040	Weber,Kellen	MN	Warehousing/Distribution	Materials Clerk II
003963	Maksymovych,Luba	MN	Accounting	Sr Accounting Associate
000086	Horton,Ricky	OK	ISO	Production Technician II
000078	Honigsberg,Christopher S	OK	Production	Production Technician II
005167	Mangue,Josefa	CA-SB	Financial Analysis	Associate II
003251	Melland,Velda	MN	Surgical Implant Production	Manufacturing Lead
009007	Olson,Theresa	MN	HC Self Cath Production	Manufacturing Lead
003228	Henrickson,Kristi	MN	Surgical Implant Production	Surgical Production
003838	Wood,Jennifer	MN	Surgical QC	Quality Inspector II
000838	Strawder,Jan	CA-SB	HC Customer Service	Associate II

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
003753	Dowell,Jake L	MN	Facilities	Building Maint Tech II
000085	Lloyd,Shannon	OK	Distribution	Distribution Tech II
003826	Kruger,Travis F	MN	Warehousing/Distribution	Materials Lead
003609	Thao,Pamoua	MN	Warehousing/Distribution	Materials Lead
009093	Atkins,Thomas	MN	Warehousing/Distribution	Materials Clerk II
003447	Schnell,Bradley	MN	Warehousing/Distribution	Materials Clerk II
010244	Llewellyn,Shirley	CA-SB	Surgical Marketing Pelvic	Associate III
009957	Gring,Cheryl	CA-SB	Inside Telesales	Supervisor Inside Sales
010099	Alexander,Dorothy	CA-SB	Surgical Customer Service	Associate II
003304	King,Beverly	MN	Surgical Implant Production	Surgical Production
020084	Varhol,Connie	MN	Surgical QC	Quality Inspector I
020167	Swift,Desiree	MN	Surgical Implant Production	Manufacturing Lead
003978	Heng,Dy	MN	Surgical Implant Production	Surgical Production
	Sommer, Welmoed	Benelux/Leiden		Sales Rep Healthcare
020142	Wilcox,Heidi	MN	Product Evaluation	Specialist
020063	Brandenburg,Sharen	MN	Healthcare Mfg Admin	Secretary
010236	Suryadi,Sylvia	CA-SB	Field Inventory Control	Associate III
010300	Clark,Steven	CA-SB	Field Inventory Control	Associate III
020029	Doss,Tina M	MN	Surgical Implant Production	Manufacturing Lead
010316	Cory,Steven	CA-SB	Accounts Receivable	Associate III Interim
003581	Robinson,Jonathon	MN	Warehousing/Distribution	Materials Clerk I
003654	Karadza,Drashko	MN	Surgical QC	Quality Inspector I
000088	Albert,Rachel L	OK	Document Control	Document Control Assoc II
000109	Wells,Brad T	OK	Quality	QC Technician II
000099	Knighton,Debra J	OK	Support	Accounting Associate II
020076	Sedlock,Mary Jo	MN	Surgical Implant Production	Surgical Production
003600	Boudreaux,Charlzetta	MN	Surgical Implant Production	Surgical Production
003984	Johnson,Thomas	MN	Surgical Implant Production	Surgical Production

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
020147	Lonsky,Sarah	MN	Human Resources	HR Associate
003616	Vu,Lan	MN	HC Self Cath Production	Mfg Technician I
003722	Zorgbo,Isaac	MN	Accounting	Accounting Associate
004030	Gbalah,Saye	MN	Surgical Implant Production	Surgical Production
003498	McCabe,Etta	MN	Surgical Implant Production	Surgical Production
003948	Nguyen,Nhon	MN	Surgical Implant Production	Manufacturing Lead
003599	Keomaniphone,Ketmany	MN	Surgical QC	Quality Inspector I
010311	Jaremka,Jeremy	CA-SB	Field Inventory Control	Associate I Interim
003170	Khamsot,Bounmak	MN	Healthcare Production	Packaging Machine Operator
020005	Vang,Nancy	MN	Advanced Manufacturing	Documentation Associate
003233	Smith,Romelle	MN	Healthcare Production	Packaging Machine Operator
003411	Lor,Ker	MN	Surgical QC	Quality Inspector I
009099	Thammavongsa,Kham	MN	Healthcare Production	Packaging Machine Operator
003893	Yang,Toua	MN	Healthcare Production	Manufacturing Lead
009089	Phiphak,Saveng	MN	Surgical Implant Production	Surgical Production
000101	Caskey,Robert B	OK	Distribution	Distribution Technician
000094	Long,Rosie D	OK	Distribution	Distribution Technician
003326	Lumpkins,Mary	MN	HC Self Cath Production	Self Cath Production
003932	Doriott,Roxann M	MN	Surgical Implant Production	Surgical Production
010301	Angelos,Julie	CA-SB	Inside Telesales	Assoc Inside TeleSales
010098	Macleod,Andra	CA-SB	Inside Telesales	Assoc Inside TeleSales
003219	Phongsavath,Monexay	MN	HC Self Cath Production	Self Cath Production
003691	Brever,Joel	MN	Warehousing/Distribution	Materials Clerk I
003943	Browning,Raymond	MN	Warehousing/Distribution	Materials Clerk I
020038	Eckenrode,Valerie	MN	Warehousing/Distribution	Customer Serv. Liason
003301	Winebrenner,Sidney	MN	Healthcare Production	Packaging Machine Operator
003327	Miller,Donna	MN	HC Self Cath Production	Self Cath Production
000107	Woodring,Patti J	OK	ISO	Production Technician
000111	Barnes,Michael R	OK	Quality	QC Technician

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
003690	Ly,Kongpheng	MN	HC Self Cath Production	Manufacturing Lead
003236	Savatdy,Kong Keo	MN	Healthcare Production	Packaging Machine Operator
000120	Owens,Melinda P	OK	Support	Inventory Control Associate
003268	Hellert,Peggy	MN	Healthcare Production	Packaging Machine Operator
003367	Rajphangthong,Kim Tien	MN	Healthcare Production	Packaging Machine Operator
003081	Vongphrachanh,Sengthong	MN	Healthcare Production	Packaging Machine Operator
020105	Singh,Karnail	MN	Lubricious Catheter Production	Lubricious Catheter
003373	Phoutthaphaphone,Khambo	MN	HC Self Cath Production	Self Cath Production
003334	Rychtarczyk,Janina	MN	HC Self Cath Production	Self Cath Production
003459	Saleum,Manykhone	MN	HC Self Cath Production	Self Cath Production
003398	Sythalath,Aaron	MN	HC Self Cath Production	Self Cath Production
009081	Thammavongsa,Khamlome	MN	HC Self Cath Production	Hand Assembly
003692	Hebzynski,Steven	MN	Warehousing/Distribution	Materials Clerk I
003381	Vang,Ka	MN	HC Self Cath Production	Self Cath Production
003582	Xayana,Bouakeo	MN	HC Self Cath Production	Self Cath Production
	Teig, M. Y.	Benelux/Leiden		Purchaser
004008	Warren,Patricia	MN	Surgical Implant Production	Surgical Production
003329	Nielsen,Janice	MN	HC Self Cath Production	Hand Assembly
003503	Sphabmixay,Pam	MN	HC Self Cath Production	Self Cath Production
004001	Ali,Ahmedyassin	MN	HC Self Cath Production	Extruder Operator
020112	Mims,Darnell	MN	Healthcare Production	Packaging Machine Operator
003945	Yemane,Cherinet	MN	Surgical Implant Production	Surgical Production
010299	Alvaro,Teresa	CA-SB	Surgical Customer Service	Associate I
000068	Zeller,Debra M	OK	Quality	QC Technician
003235	Vongphrachanh,Sayamphone E	MN	Healthcare Production	Packaging Machine Operator
003355	Sirimanothay,Khamsy	MN	Healthcare Production	Packaging Machine Operator
003999	Naovaraj,Saysomphou P	MN	Surgical Implant Production	Surgical Production
003734	Xiong,Peter	MN	Healthcare Production	Packaging Machine Operator
010071	Garcia,Felicia	CA-SB	Clinical Studies	Associate I

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
003366	Boudsavath,Ketmany	MN	Healthcare Production	Packaging Machine Operator
003822	Inthichack,Lattana L	MN	Surgical Implant Production	Surgical Production
003618	Laurich,Luz	MN	Surgical Implant Production	Surgical Production
003998	Moua,Yang	MN	Surgical Implant Production	Surgical Production
003585	Booker,Vernoise	MN	Healthcare Production	Packaging Machine Operator
003790	Han,Amy S	MN	HC Self Cath Production	Self Cath Production
020037	Sorenson,LaVonne	MN	Surgical Implant Production	Surgical Production
000135	Weaver,Scott D	OK	Production	Production Technician
003680	Marial,Kuei	MN	Healthcare Production	Packaging Machine Operator
003443	Nelson Dahl,Ramona	MN	Healthcare Production	Packaging Machine Operator
003469	Phonseya,Haikham	MN	Healthcare Production	Packaging Machine Operator
003738	Thao,Shoua Y	MN	HC Self Cath Production	Self Cath Production
003352	Vilaysane,Phetkesone	MN	HC Self Cath Production	Self Cath Production
020028	Phommachack,Thongla	MN	Healthcare ADL Production	ADL Operator
020061	Chanthapanya,Gerry	MN	Healthcare ADL Production	ADL Operator
003588	Plair,Andra	MN	Healthcare Production	Packaging Machine Operator
020018	Tran,Cindy	MN	Surgical Implant Production	Surgical Production
020078	Imsdahl,Ronda	MN	Healthcare Production	Packaging Machine Operator
020012	Legesse,Mohamed	MN	HC Self Cath Production	Extruder Operator
003875	Ratrisavath,Viengsavanh	MN	HC Self Cath Production	Self Cath Production
020048	Yang,Pao	MN	Lubricious Catheter Production	Lubricious Catheter
020069	Moua,Hueseng	MN	Surgical Implant Production	Surgical Production
003863	Rychtarczyk,Boguslawa H	MN	HC Self Cath Production	Self Cath Production
000114	Barber,Tina M	OK	Production	Production Technician
020024	Buie,Mitiku	MN	Warehousing/Distribution	Materials Clerk I
020102	Xiong,Yee	MN	Surgical Implant Production	Surgical Production
003982	Rydh,Cara J	MN	HC Self Cath Production	Self Cath Production

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
020152	Mayotte,Jarrid	MN	Warehousing/Distribution	Materials Clerk I
003944	Hassan,Burhan	MN	Healthcare Production	Packaging Machine Operator
020083	Abdullahi,Gonje	MN	Surgical Implant Production	Surgical Production
020100	Yang,Shoua	MN	Healthcare Production	Packaging Machine Operator
003996	Polliard,Miranda	MN	HC Self Cath Production	Self Cath Production
020098	Vang,Mai Vu	MN	HC Self Cath Production	Self Cath Production
003898	Thongdy,Khamvath	MN	Healthcare Production	Packaging Machine Operator
003807	Hicks,Carolyn Y	MN	Healthcare Production	Packaging Machine Operator
010166	Cordeiro,Ritchie	CA-SB	Lit & Convention Services	Associate I
003926	Saleum,Deng	MN	HC Self Cath Production	Self Cath Production
020129	Fogarty,Patrick H	MN	Surgical Implant Production	Surgical Production
020130	Vue,Mee	MN	Surgical Implant Production	Surgical Production
020136	Yang,Fue	MN	Surgical Implant Production	Surgical Production
020127	Lee,Phong	MN	Healthcare ADL Production	ADL Operator
003847	Bounchanh,Matsa	MN	HC Self Cath Production	Self Cath Production
003925	Said,Muqtar	MN	HC Self Cath Production	Self Cath Production
003810	Phommachanh,Danny	MN	Healthcare Production	Packaging Machine Operator
003536	Keovongsa,Khampounh	MN	HC Self Cath Production	Self Cath Production
020009	Vang,KC	MN	HC Self Cath Production	Self Cath Production
004028	Vue,Mao	MN	HC Self Cath Production	Self Cath Production
003874	Douangchanh,Keo	MN	HC Self Cath Production	Self Cath Production
003876	Ratrisavath,Tippy M	MN	HC Self Cath Production	Self Cath Production
003742	Munkhamxang,Toune	MN	HC Self Cath Production	Self Cath Production
020125	Lee,Pheng	MN	HC Self Cath Production	Extruder Operator
020064	Chang,Tsia	MN	Lubricious Catheter Production	Lubricious Catheter
004023	Hersi,Nasra	MN	Healthcare Production	Packaging Machine Operator
003605	Taylor,Diane	MN	Healthcare ADL Production	Superfreedom Operator
003527	Zimmerman,D. Wayne	MN	Healthcare ADL Production	Superfreedom Operator
003931	Boudsavath,Vyraphanh	MN	Healthcare Production	Packaging Machine Operator

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
004004	Farah,Ahmed	MN	HC Self Cath Production	Self Cath Production
003848	Sphabmixay,Phanmalay	MN	HC Self Cath Production	Self Cath Production
003968	Mohamed,Khadija	MN	Healthcare Production	Packaging Machine Operator
020144	Garcia,Robert P	MN	Surgical Implant Production	Surgical Production
020143	Stern,Betty J	MN	Surgical Implant Production	Surgical Production
004009	Yang,Ia	MN	Healthcare Production	Packaging Machine Operator
003794	Conway,Faith A	MN	Lubricious Catheter Production	Lubricious Catheter
020043	Vang,Moua	MN	Healthcare Production	Packaging Machine Operator
004027	Osman,Mawlid	MN	HC Self Cath Production	Self Cath Production
004000	Xayana,Sunun	MN	HC Self Cath Production	Self Cath Production
003936	Forbes,Sophia	MN	Healthcare Production	Packaging Machine Operator
003976	Mohamed,Sitti	MN	HC Self Cath Production	Self Cath Production
003901	Mohammed,Tajer	MN	Healthcare Production	Packaging Machine Operator
020006	Barway,Leo J	MN	Healthcare Production	Packaging Machine Operator
020169	Johnson,Michealadam	MN	Healthcare ADL Production	ADL Operator
020139	Adem,Hassan	MN	Surgical Implant Production	Surgical Production
020133	Xiong,Kao	MN	Surgical Implant Production	Surgical Production
020176	Xiong,Song	MN	HC Self Cath Production	Extruder Operator
020103	Thompson,Michael	MN	Healthcare Production	Packaging Machine Operator
020086	Xiong,Hmong	MN	Healthcare Production	Packaging Machine Operator
020059	Ali,Fardowsa	MN	HC Self Cath Production	Self Cath Production
020065	Ongou,Alexander	MN	HC Self Cath Production	Self Cath Production
020050	Johnson,Deborah	MN	HC Self Cath Production	Self Cath Production
020151	Holte,Deborah	MN	Surgical Implant Production	Surgical Production
020173	Yang,Pao	MN	Surgical Implant Production	Surgical Production
004021	Mohammed,Kimia	MN	HC Self Cath Production	Self Cath Production
020053	Bates,Toshia	MN	HC Self Cath Production	Self Cath Production

Seller Listing Schedules

EE ID	Name	Loc	Dept Name	Title
020056	Florence,Jason	MN	HC Self Cath Production	Self Cath Production
020060	Guure,Kiin	MN	HC Self Cath Production	Self Cath Production
020081	Elmi,Ahmed	MN	HC Self Cath Production	Self Cath Production
020096	Stafin,Krystyna	MN	HC Self Cath Production	Self Cath Production
020058	Phothirath,Phetsovanh	MN	HC Self Cath Production	Self Cath Production
020054	Salaam,Ronald	MN	HC Self Cath Production	Self Cath Production
020087	Siharath,Soutthanary	MN	HC Self Cath Production	Self Cath Production
020123	Hansch,Joy A	MN	Healthcare Production	Packaging Machine Operator
020040	Teague,Deborah	MN	Healthcare Production	Packaging Machine Operator
020110	Woods,Jermaine	MN	HC Self Cath Production	Self Cath Production
	Krijgsman, P.	Benelux/Leiden		Customer Support Healthcare
020109	Xiong,Thai	MN	Healthcare Production	Packaging Machine Operator
020111	Aspelund,Christopher	MN	HC Self Cath Production	Self Cath Production
020106	Vang,Mai	MN	HC Self Cath Production	Self Cath Production
020124	Hassan,Shafik	MN	HC Self Cath Production	Self Cath Production
020121	Severson,Joshua E	MN	HC Self Cath Production	Self Cath Production
020138	Lee,Tou	MN	HC Self Cath Production	Self Cath Production
020145	Xiong,Chiang	MN	HC Self Cath Production	Self Cath Production
020162	Lee,Xee	MN	Healthcare ADL Production	Superfreedom Operator
020148	Her,Maoh	MN	Lubricious Catheter Production	Lubricious Catheter
020164	Moua,Long	MN	Healthcare Production	Packaging Machine Operator
020157	El-Hage,Fernando	MN	Lubricious Catheter Production	Lubricious Catheter
020170	Weldesenbet,Abdi	MN	Healthcare ADL Production	Superfreedom Operator
020165	Olsen,Eric W	MN	HC Self Cath Production	Self Cath Production
020174	Wolobah,Emily	MN	HC Self Cath Production	Self Cath Production
003552	Thongrasmy,Kaenchanh	MN	HC Self Cath Production	Self Cath Production
	van Helden, Sergio Lopez	Benelux/Leiden		Customer Support -Healthcare
000134	Oliver,Clara R	OK	Support	Custodian
003805	Kornhauser,Linda S	MN	Warehousing/Distribution	Mail Sorter
	Schipper,Natasja	Benelux/Leiden		Customer Support Healthcare
	Foster,Nicole	CA-SB	Accounting	Agency Temp Employee
	Durchslag-Richardson,Tyler	CA-SB	Field Inventory Control	Agency Temp Employee

Seller Listing Schedules

Transferred Sub Location - Japan

Name	Location	Position
Hinata Minoru	Porges Japan	Area Manager
Ikeo Norihiro	Porges Japan	Sales Rep
Iwamori Jun	Porges Japan	Sales Director
Kawahara Kazuhiro	Porges Japan	Area Manager
Kawasaki Keita	Porges Japan	Sales Rep
Koga Mizuho	Porges Japan	Sales Rep
Kyono Kiyomichi	Porges Japan	Quality Insurance Controller
Nishi Miyuki	Porges Japan	Safety controller, Product Manager
Nishimura Manabu	Porges Japan	Sales Rep
Ogura Atsuya	Porges Japan	Total QA Controller
Omura Noboru	Porges Japan	Sales Rep
Tabuchi Masako	Porges Japan	Customer Service
Takagi Kazuya	Porges Japan	Sales Rep
Umeda Mitsuzo	Porges Japan	Representative Director
Yamada Kumi	Porges Japan	Customer Service

Transferred Sub Location - Canada
Name	Location	Position
Desjardins,Beau	Canada	Sales Uro
Donchegay,Laurent	Canada	Sales Uro
Leroux,Norm	Canada	Sales Uro
O'Connell,Troy	Canada	Sales Uro
Stephens,David	Canada	Sales Uro

Transferred Sub Locations - EU

In accordance with European Union Directive 95/46/EC on the protection of individuals with regard to processing personal data and the free movement of such data, Seller is restricted from transferring personal data from an EU Member State to countries outside of the EU where the legal regime does not ensure an adequate level of privacy protection for individuals. Seller does not subscribe to the required principles under the Directive to allow Seller to transfer personal data as required by the safe harbor privacy principles issued by the U.S. Department of Commerce. As such, full employee lists will be provided at each European Union location to comply with these stringent privacy laws.

Seller Listing Schedules

Dept	Title
Australia	Sales Manager

Belgium-Mechelen	Manager
Belgium-Mechelen	Internal Sales Force
Belgium-Mechelen	Internal Sales Force
Belgium-Mechelen	Sales Administration
Belgium-Mechelen	Sales Administration
Belgium-Netherlands	Internal Sales Force

Colchester	Site Keeper

France	Attaché commercial
France	Assistante de direction
France	Délégué Techni comm
France	Attaché techni commercial
France	Attaché techni commercial
France	Assistante commerciale
France	Assistante commerciale
France	Gestionnaire Administratif

Italy Porges	Manager
Italy Porges	Area Manager
Italy Porges	Area Manager
Italy Porges	Area Manager
Italy Porges	Area Manager
Italy Porges	Office Manager
Italy Porges	Product Specialist
Italy Porges	Customer Service Manager
Italy Porges	Marketing/Secretary
Italy Porges	Customer Service
Italy Porges	Customer Service
Italy Porges	Customer Service
Italy Porges	Customer Service
Italy Porges	Customer Service

Lancing	Managing Director

Seller Listing Schedules

Dept	Title

Lancing	Accounts Controller
Lancing	Marketing Manager
Lancing	Sales Manager
Lancing	Human Resources Manager
Lancing	Technical Manager
Lancing	Development Engineering Manager
Lancing	It Manager
Lancing	Factory Manager
Lancing	Cost Accountant
Lancing	Nursing Advisor
Lancing	Sales Specialist
Lancing	Territory Manager (Sales)
Lancing	Project Manager
Lancing	It & Communications Specialist
Lancing	Sales Specialist
Lancing	Sales Specialist
Lancing	Sales Specialist
Lancing	Sales Specialist
Lancing	Purchasing Manager
Lancing	Nursing Advisor
Lancing	Sales Specialist
Lancing	Sales Specialist
Lancing	Sales Specialist
Lancing	Sales Specialist
Lancing	Financial Accountant
Lancing	Quality Assurance Manager
Lancing	Engineering Manager
Lancing	Production Planner
Lancing	Distribution Manager
Lancing	Sales Specialist
Lancing	Production Support Engineer
Lancing	Production Setter
Lancing	Technician/Setter
Lancing	Specifications Officer
Lancing	Sales Specialist
Lancing	Purchasing Manager
Lancing	Pa To Managing Director
Lancing	Sales Administrator
Lancing	Sales Administrator

Seller Listing Schedules

Dept	Title
Lancing	Stock Auditor
Lancing	Assistant Accountant
Lancing	Development Technician
Lancing	Production Supervisor
Lancing	Production Supervisor
Lancing	Ar/Ap Administrator
Lancing	Quality Assurance Assistant
Lancing	Setter/Operator
Lancing	Acting Manager Customer Service
Lancing	Senior Customer Service Advisor
Lancing	Sales Update Administrator
Lancing	Senior Customer Service Advisor
Lancing	Ar/Ap Accountant
Lancing	Human Resources Administrator
Lancing	Accounts Payable Co-Ordinator
Lancing	Quality Assurance Technician
Lancing	Purchasing Assistant
Lancing	Quality Assurance Administrator
Lancing	Technical Assistant
Lancing	Warehouse Supervisor
Lancing	Customer Service Advisor
Lancing	Purchasing Assistant
Lancing	Process Operator
Lancing	Prescriptions Co-Ordinator
Lancing	Process Setter/Technician
Lancing	Customer Service Advisor
Lancing	Factory Assistant
Lancing	Warehouse Person
Lancing	Warehouse Person
Lancing	Distribution Co-Ordinator
Lancing	Warehouse Person
Lancing	Warehouse Person
Lancing	Stockkeeper/Driver
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Warehouse Person
Lancing	Warehouse Person
Lancing	Warehouse Person
Lancing	Warehouse Person

Seller Listing Schedules

Dept	Title
Lancing	Warehouse Person
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Warehouse Operative
Lancing	Warehouse Person
Lancing	Warehouse Person
Lancing	Warehouse Person
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Factory Assistant
Lancing	Maintenance Assistant

Mentor Italy	Controller

Mentor Spain	Controller

Porges France	Manager
Porges France	Manager
Porges France	Manager
Porges France	Manager
Porges France	Manager
Porges France	Manager
Porges France	Manager

Seller Listing Schedules

Dept	Title
Porges France	Manager
Porges France	Manager
Porges France	Manager
Porges France	Directeur Assurance Qualite
Porges France	Resp Gestion Industrielle
Porges France	Resp Conditionnement
Porges France	Directeur De Production
Porges France	Directeur Du Dvlpmt Commercial
Porges France	Responsable Affaires Reglement
Porges France	Directeur Marketing-Ventes Had
Porges France	Directeur Achats Porges Sas
Porges France	Resp Lignes Silicone/Dormia
Porges France	Dir Commercial Urologie France
Porges France	Directeur D'etablissement
Porges France	Resp Du Service Commercial
Porges France	Chef De Marche
Porges France	Chef De Marche
Porges France	Specialiste Produit
Porges France	Responsable De Zone
Porges France	Chef De Projet
Porges France	Responsable Recherches Et Dev
Porges France	Resp Qualite Prod S/Traitance
Porges France	Directeur Des Ventes
Porges France	Resp De Ligne Prod Latex/Kd
Porges France	Dir Regional Des Ventes
Porges France	Responsible Conso Et Reporting
Porges France	Resp Indust/Entret-Trav Neufs
Porges France	Controleur De Gestion Industri
Porges France	Ingenieur Conseil
Porges France	Specialiste Produit
Porges France	Dir Regional Des Ventes
Porges France	Chef De Marche
Porges France	Administrateur Reseaux Et Syst
Porges France	Chef De Projet Developpement
Porges France	Attache Technico-Commercial
Porges France	Responsable D'application
Porges France	Respons Relations Professionn
Porges France	Administrateur Donnees Commerc
Porges France	Ingenieur Developpement

Seller Listing Schedules

Dept	Title
Porges France	Resp Paie Et Adminis Personnel
Porges France	Acheteur
Porges France	Controleur De Gestion
Porges France	Attache Technico-Commercial
Porges France	Responsable D'ilots
Porges France	Responsable Controle Qualite
Porges France	Att Rech Clinique-Att Scientif
Porges France	Attache Technico-Commercial
Porges France	Resp Paye Et Adm Du Personnel
Porges France	Responsable Atelier
Porges France	Resp Unite De Fabrication
Porges France	Responsable D'ilot
Porges France	Responsable Cellule R D
Porges France	Assistante Direction Bilingue
Porges France	Resp Maintenance Ent Tx Neufs
Porges France	Attache Technico-Commercial
Porges France	D A O
Porges France	Chef De Projet R & D
Porges France	Resp Unite De Fabrication
Porges France	Attache Technico-Commercial
Porges France	Chef De Projet R Et D
Porges France	Resp Regional Des Ventes
Porges France	Attache Technico-Commercial
Porges France	Attache Technico-Commercial
Porges France	Assistante Ressources Humaines
Porges France	Attache Technico Commercial
Porges France	Chef De Projet Fonctionnel
Porges France	Attache Technico-Commercial
Porges France	Acheteur
Porges France	Responsable Ilot Kd/Magasin
Porges France	Assistante De Direction
Porges France	Gestionnaire Export
Porges France	Technicien Support
Porges France	Expert Fonctionnel I T
Porges France	Attache Technico Commercial
Porges France	Attache Technico-Commercial
Porges France	Attache Technico Commercial
Porges France	Acheteur
Porges France	Responsable Adv Serv Commandes

Seller Listing Schedules

Dept	Title
Porges France	Gestionnaire Export
Porges France	Resp Assurance Qualite Retd
Porges France	Attache Technico Commercial
Porges France	Technicienne Achats
Porges France	Attache Technico-Commercial
Porges France	Assistant Controleur Indust
Porges France	Responsable De Publication
Porges France	Resp Qualite Junior Dist/Audit
Porges France	Controleur De Gestion
Porges France	Gestionnaire Export
Porges France	Technicien Support
Porges France	Attache Technico-Commerc H/C
Porges France	Tech En Metrologie
Porges France	Assistante Directeur Ventes Hc
Porges France	Gestionnaire Ordonnancement
Porges France	Secretaire
Porges France	Assistant De Direction
Porges France	Attache Technico-Commercial
Porges France	Medecin Materio Vigil Et R Cl
Porges France	Attache Technico Commercial
Porges France	Attache Technico Commercial
Porges France	Attache Technico-Commercial
Porges France	Assistant De Gestion
Porges France	Agent De Maitrise
Porges France	Attache Technico Commercial
Porges France	Gestionnaire Export
Porges France	Attache Technico-Commercial
Porges France	Attaché Techni Commercial
Porges France	Technicien Recherches Develop
Porges France	Controle Qualite Mat Prem
Porges France	Chef De Groupe
Porges France	Dessinateur
Porges France	Assist De Direction Trilingue
Porges France	Technicien
Porges France	Assistante De Gestion Admin
Porges France	Secretaire Trilingue
Porges France	Dessinateur
Porges France	Tech En Metrologie

Seller Listing Schedules

Dept	Title
Porges France	Gestionnaire Administratif
Porges France	Gestionnaire Administratif
Porges France	Secretaire Bilingue
Porges France	Assistante De Gestion
Porges France	Technicien
Porges France	Technicien
Porges France	Assistante Bilingue
Porges France	Technicien
Porges France	Agent De Maitrise
Porges France	Technicien
Porges France	Technicien
Porges France	Gestionnaire Administratif
Porges France	Gestionnaire Export
Porges France	Technicien
Porges France	Technicien
Porges France	Tech De Maintenance
Porges France	Technicien De Maintenance
Porges France	Technicien
Porges France	Chef De Produit-Assis Conseil
Porges France	Technicien
Porges France	Gestionnaire Administratif
Porges France	Technicien
Porges France	Comptable-Comptabilites Auxili
Porges France	Chimiste
Porges France	Agent De Gestion
Porges France	Agent De Gestion
Porges France	Technicien
Porges France	Technicien
Porges France	Resp Reclamations Clients
Porges France	Agent De Maitrise
Porges France	Comptable Compta Auxiliaire
Porges France	Comptable Client
Porges France	Gestionnaire Administrative
Porges France	Acheteur
Porges France	Gestionnaire Administratif
Porges France	Agent De Gestion
Porges France	Gestionnaire Administratif
Porges France	Technicien De Maintenance
Porges France	Technicien

Seller Listing Schedules

Dept	Title
Porges France	Technicien R D
Porges France	Technicien De Maintenance
Porges France	Gestion Adm Centrale Exped
Porges France	Magasinier
Porges France	Agent Administratif Cqap
Porges France	Technicien
Porges France	Technicien
Porges France	Technicien De Maintenance
Porges France	Technicien R D
Porges France	Technicien Recherche Et Devel
Porges France	Employe Administratif
Porges France	Agent D'approvisionnement
Porges France	Magasinier
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Technicien
Porges France	Employe De Stock
Porges France	Gestionnaire Stocks
Porges France	Ouvrier De Fabrication
Porges France	Preparatrice De Commandes
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Technicien
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Gestionnaire Administrative
Porges France	Magasinier
Porges France	Agent De Gestion
Porges France	Gestionnaire Administratif
Porges France	Gestionnaire Administratif
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication

Seller Listing Schedules

Dept	Title
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Laborantin
Porges France	Agent De Gestion
Porges France	Magasinier
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Gestionnaire Administratif
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Magasinier
Porges France	Preparatrice De Commandes
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Hotesse Standardiste
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Magasinier
Porges France	Preparatrice De Commandes
Porges France	Ouvrier De Fabrication

Seller Listing Schedules

Dept	Title
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Preparatrice De Commandes
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Magasinier - Cariste
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Agent De Gestion
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Laborantin
Porges France	Ouvrier De Fabrication
Porges France	Preparateur De Commande
Porges France	Preparateur De Commandes
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Preparateur Commandes
Porges France	Ouvrier De Fabrication
Porges France	Preparateur Commande
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication

Seller Listing Schedules

Dept	Title
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Preparateur De Commandes
Porges France	Preparateur De Commandes
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Laborantin
Porges France	Magasinier Reapprovisionnement
Porges France	Ouvrier De Fabrication
Porges France	Magasinier
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication

Seller Listing Schedules

Dept	Title
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Magasinier
Porges France	Magasinier
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication

Seller Listing Schedules

Dept	Title
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Secretaire Bilingue
Porges France	Preparatrice De Commandes
Porges France	Assistante Bilingue
Porges France	Infirmiere
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Controleur
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Ouvrier De Fabrication
Porges France	Contrat Apprentis Ingenieur

Porges Germany	Manager
Porges Germany	Manager
Porges Germany	Manager
Porges Germany	Manager
Porges Germany	Regional Sales Manager
Porges Germany	Product Manager
Porges Germany	Sales Representative
Porges Germany	Office Manager
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Customer Service
Porges Germany	Sales Representative
Porges Germany	Marketing Assistant
Porges Germany	Sales Representative

Seller Listing Schedules

Dept	Title
Porges Germany	Customer Service
Porges Germany	Customer Service
Porges Germany	Customer Service
Porges Germany	Customer Service
Porges Germany	Customer Service
Porges Germany	Sales Representative
Porges Germany	Customer Service
Porges Germany	Sales Representative
Porges Germany	Sales Representative
Porges Germany	Customer Service
Porges Germany	Sales Representative
Porges Germany	Product Manager
Porges Germany	Customer Service
Porges Germany	Sales Representative
Porges Germany	Customer Service
Porges Germany	Customer Service

Porges Italy	Customer Service
Porges Italy	Customer Service

Spain Uro	Sales Manager
Spain Uro	Sales Manager
Spain Uro	Regional Sales Manager
Spain Uro	Sales Representative
Spain Uro	Sales Representative
Spain Uro	Office Manager
Spain Uro	Sales Representative
Spain Uro	Customer Service
Spain Uro	Sales Representative
Spain Uro	Sales Representative
Spain Uro	Customer Service
Spain Uro	Customer Service
Spain Uro	Customer Service
Spain Uro (Portugal)	Branch Manager
Spain Uro (Portugal)	Sales Representative
Spain Uro (Portugal)	Office Manager
Spain Uro (Portugal)	Sales Representative
Spain Uro (Portugal)	Customer Service

Seller Listing Schedules

Schedule 8.2(a)

Exceptions to Conducting Business in Ordinary Course

1.  ICX Modular Coating Line and Pallets - Implementation of Hydrophilic Catheter Coating System at Minneapolis facility. (Current estimated project cost is $825,000)

2.  Acquisition of two automated catheter tubing loader machines in Minnesota - Implement system to implement automatic loading of AutoCath machines. (Current estimated project cost is $190,000)

3.  Consulting project to train and implement Demand Flow Technology in Minnesota - Increase manufacturing capacity and reduce cost in Self-Cath and IPP product lines by implementing demand flow procedures. (Current estimated project cost is $186,000)

4.  Packaging automation project in Sarlat, France. (Current estimated project cost is $450,000)

5.  Extruder Puller / Cutter - to enhance capacity of PVC Extruder in Minnesota (Current estimated project cost is $212,000).

6.  Silicone Foley Cost Reduction, which may include a packaging automation component (Current estimated project cost is approximately $700,000).

7.  Notwithstanding anything to the contrary in the Agreement, Seller shall take whatever actions are necessary and proper to remove any and all Excluded Assets from any of the Transferred Subsidiaries and to satisfy any intercompany obligations involving any one or more of the Transferred Subsidiaries.

Seller Listing Schedules

Schedule 8.2(b)

Exceptions to Taking of Prohibited Actions

Purchase Agreement Number 729 between Healthtrust Purchasing Group and Mentor Corporation dated December 1, 2002 and amended February 1, 2003, November 1, 2004, June 24, 2005, November 30, 2005, and February 3, 2006, will terminate as of March 31, 2006.  Seller currently contemplates that on or around the date of termination of such agreement, Seller and Healthtrust Purchasing Group will enter into a new dual-source arrangement.

Execution and delivery of new leases for premises located at Unit 6 (K+M), Peter Road, Lancing, United Kingdom, and Unit 9, Peter Road, Lancing, United Kingdom.

Seller is negotiating a severance agreement with Richard Grugeaux. Any severance provided under such agreement will be paid by Seller.

As of April 1, 2006, all U.S. non-sales employees will receive a 2% salary increase.

Seller intends to increase the compensation available under the Sales Compensation Plan for fiscal year 2007 as of April 1, 2006. The increase in compensation will be consistent with past practice, and will consist of approximately $100,000 in aggregate salary increases and approximately $500,000 in aggregate variable compensation, with the aggregate increase in compensation not to exceed $650,000. Details are still being negotiated and Seller will provide further information as it becomes available.

Seller intends to update any outstanding retention/execution letters to reflect the later closing date of the transaction. The amount and terms granted pursuant to such retention/execution letters will not change (other than the inclusion of the later closing date).

Seller currently contemplates entering into an Agency Agreement with Anderson Jones.

Seller intends to enter into an amendment to the lease for 1401 West River Road, Minneapolis, Minnesota, consistent with the terms outlined in that certain Proposal for Lease dated April 10, 2006.

See open projects described in Items 1, 4 and 6 of Schedule 8.2(a).

See Item 7 of Schedule 8.2(a).

Seller Listing Schedules

Schedule 8.17(b)

Summary of Space Sharing Terms

301 Mentor Drive
Santa Barbara, CA 93111

CATEGORY	PROPOSAL

Direction of Space Sharing:	Seller to provide space to Buyer (2nd Floor 301 Office)
Sublandlord:	Mentor Corporation
Subtenant:	Buyer
Sublease Premises:
301 Mentor Drive 2nd Floor Office Space shown on attached floor plan; provided, however, that Mentor shall have the right to retain and separate from the remainder of the sublease space an area consisting of approximately 1,000 to 2,000 square feet of contiguous space in a location to be determined.
[Warehouse Space to be determined]

Size:	~ 12,620 usable sf Office Space, subject to compliance with applicable laws and permitting requirements.
Floor plan:	See attached floor plans
Separation/Condition of Premises:
Alterations and improvements may be required to prepare the Sublease Premises for occupancy and to prepare replacement premises for the current employees located in the Sublease Premises. Such alterations and improvements include, without limitation, (i) installing a separate security system in the Sublease Premises and (ii) installing a phone system, if required. Such alterations and improvements shall be performed by Mentor at the Subtenant’s cost and expense.

Relocation requirements:	Mentor personnel currently occupying Sublease Premises must be relocated from the Sublease Premises. Relocation will take approximately 30-90 days.
Term:	Twelve (12) months.
Extension option:	Two (2) options to extend for six (6) months each upon not less than four (4) months advance written notice to Mentor.

Seller Listing Schedules

CATEGORY	PROPOSAL
Early termination right:
Subtenant shall have a one-time right to surrender all or a portion of the 2,770 sq.ft area identified in light grey on the attached floor plan. Subtenant shall notify Mentor within the first 2 months of the sublease term of such portion of the Sublease Premises that subtenant wishes to surrender in accordance with the foregoing sentence and the effective date of such reduction shall be the first day of the six month of the sublease term. Details regarding the required amount of advance written notification and other requirements shall be identified in the final sublease. In all events, the foregoing right shall be subject to applicable law and permit requirements.

Shared Areas:
Reception/Lobby:	Yes, located on first floor entrance. Currently, there is no receptionist in the lobby area, and, accordingly, any receptionist located in that area would be at subtenant’s cost.
Copy/Fax Rooms:	Included within Office Space.
Kitchen/Break Areas:	Included in Office Space. Subtenant shall also be granted access to the first floor cafeteria.
Conference Rooms:	[To be determined]
Mailrooms:	Subtenant shall not have access to any mailrooms and will need to arrange for post office pickup of mail.
Utility rooms:	Yes, located outside of Sublease Premises.
Shipping & receiving:	No.
Elevator:	Yes.
Stairwells:	Yes.
Restrooms:	Yes, located outside of Sublease Premises.

Seller Listing Schedules

CATEGORY	PROPOSAL
Rent:
Office Space
Subtenant shall pay its proportionate share of all of the costs and expenses paid by Mentor with respect to the Subleased Premises, approximately $2.28 per rentable sq.ft. plus overhead costs.
Furnishings
To be priced separately.
Utilities
Utilities (power, electrical, water, HVAC) are not included and will be charged as a pro rata share of Mentor’s actual costs.

Services:
Receptionist services:	To be determined and priced as a separate transition service. Currently there is no receptionist in the lobby area.
Mailroom services:	None.
Janitorial:	Buyer to contract with Mentor’s janitorial service vendor.
Security:	Security system to be installed and operated by Mentor.
Repair Obligations	To be determined consistent with other Subleases in the building.
Furniture & Equipment:
Space is provided furnished with desks, cubicles and limited file cabinet storage to be leased at a separate monthly charge per square foot to be negotiated. Chairs are not currently part of the furnished office space and will need to be provided by subtenant.

Parking:	Pro rata share of onsite parking included.
Signage:	No signage

Seller Listing Schedules

Seller Listing Schedules

Schedule 8.21

Environmental Insurance

The Environmental Insurance Policy (“EIP”) will provide coverage for bodily injury, property damage and remediation costs for pre-existing pollution incidents and new pollution incidents. The EIP length is 10 years for pre-existing incidents and 5 years for new incidents. The EIP limits will be $10,000,000 for each pollution incident loss with a $10,000,000 policy aggregate limit. The deductible will be $100,000 per incident. The EIP will cover the following insured sites:

1. 120 N.E. 26th St., Oklahoma City, Oklahoma;

2. 1401, 1499, 1525, 1601, and 1615 West River Road North, Minneapolis, Minnesota;

3. 10 Commerce Way, Lancing, West Sussex, United Kingdom;

4. Porges SA-Madrazès, Rue Blaise Pascal, Lieu-Dit Madrazès, Sarlat-La-Caneda, France; and

5. Porges SA, Avenue Edmond Rostand, Lieu-Dit « Le Pontet », Sarlat La- Caneda, France.

The EIP will also provide coverage for non-owned locations in the United States with limits of $10,000,000 for each pollution incident loss with a $10,000,000 policy aggregate limit, and such non-owned locations will be scheduled by the Seller.

A separate insurance policy may be purchased for underground storage tanks located at Porges SA, avenue Edmond Rostand, Lieu-dit « le Pontet », Sarlat La- Caneda, France and 1615 West River Rd. North, Minneapolis, MN, if available at a reasonable cost and with reasonable terms (“UST Policy”). The UST Policy may provide coverage for a maximum period of three years for both pre-existing and new pollution incidents with a per incident limit of $5,000,000 and a policy aggregate limit of $5,000,000.

Seller Listing Schedules

Schedule 9.3

Regulatory Approvals

Notification of the transaction to the German Federal Cartel Office, and the expiration or termination of any applicable, pre-closing waiting period under German law.

Notification of the transaction and any other applicable Governmental Actions required by Spanish competition Laws.

Seller Listing Schedules

Schedule 11.3(a)

Seller Indemnification Matters

1. All Losses relating to the ObTape® brand products, including any components thereof, and any instruments or other accessories sold in conjunction with and for use strictly with ObTape®, other than with respect to any sales by or on behalf of Buyer of ObTape® brand products, including any components thereof, and any instruments or other accessories sold in conjunction with and for use strictly with ObTape®, following the Closing.

Seller Listing Schedules

Annex A

Excluded Assets

1. The following tangible assets located at Seller Subsidiary’s facilities at 1401, 1499, 1525, 1601, 1615 West River Road North, Minneapolis, MN 55411:

FAS # 6172, Asset # 7841	- Mold Mentor Texas Sizer Patch

FAS # 6284, Asset # 7951	- 4 Cavity Dome Mold
FAS # 6301, Asset # 7968	- 4 Cavity Sizer Mold Modification

89-700091-001	PKG, NON-STERIL, qty 149

90-140067-002	MED-4735 ELASTO GM , qty 40,475

90-260021-001	CONNECTOR, S.S., qty 15,525

LBL 300755-01	LABEL, PROD IDE, qty 0

89-440204-001	DOME, MOLDED, qty 273
90-700026-001	PKG, NONST, CON, qty 2,500

2. Any tangible assets exclusively related to Seller’s Mammary Bioflex Project, including:

Class	Asset #	Description

Keep on Books
F&F	Various	Chairs
M&E	5575	Hand Feed Surface Grinder
M&E	7404	2 Gallon Pot
M&E	7644	Press and Eqpt - heat sealer
M&E	7732	Jar Roller
M&E	7741	Photo Extensemeter
M&E	7733	Polymer Separator (Fiber Unwinder)
M&E	7769	Scale
M&E	7770	Scale
M&E	7785	HVAC Equipment & Installation
M&E	7808	Temperature & Humidity Data Collection & Prining Equipment

Seller Listing Schedules

Class	Asset #	Description
Comptr	6117	Thermal Printer
Ls Imp	6114	Cleanroom Enclosure
M&E	7403	Pall-Gelman Filter Housing
M&E	7624	Table Top Laser
M&E	7710	Pilot Test Cells 5,6,7
M&E	7735	Pilot Test Cell 8 Oven
M&E	7734	Polymer Separator (Fiber Unwinder)
Tooling	5954	Drip Catcher Tooling
Tooling	6095	Tray Tooling/Outer Tray
Tooling	6096	Tray Tooling/Inner Tray
Tooling	6097	Drip-Catcher

3.	The following tangible assets located at Seller Subsidiary’s facilities at BP89, 24200 Sarlat la Caneda, France:

Asset ID	Description	Account	Category	Location	Business Unit	Project ID
3 410	CLASSE 10000 PRESSE Mentor	2.214500.	AGE	SA	2128	IV5PD034
2 964	Mentor MOULAGE	2.215100.	SPE	SA	2128	IV1PD086
3 401	POSTE DE COMPTAGE PIECES MTR	2.215400.	SCI	SA	2128	IV5PD027
3 402	ONDULATEUR MACHINE PERCAGE	2.215400.	SCI	SA	2128	IV5PD030
2 675	MOLDS SEAT BODY DV ASSEMBLY	2.215700.	AGM	SA	2128	IV1PD086
2675-2	MOLDS HORS DV ASSEMBLY	2.215700.	AGM	SA	2128	IV1PD086
2 676	02H. CHAUMEIL ET FILS19	2.215700.	AGM	SA	2128	IV1PD086
2 677	02SACOMAT73n°doc10001307	2.215700.	AGM	SA	2128	IV1PD086
2 680	Eleco produits	2.215700.	AGM	SA	2128	IV1PD086
2 683	Pagès Mécanique	2.215700.	AGM	SA	2128	IV1PD086
2 685	Cothal	2.215700.	AGM	SA	2128	IV1PD086
2 687	SARL SICOM	2.215700.	AGM	SA	2128	IV1PD086
2 688	Technical Innovation	2.215700.	AGM	SA	2128	IV1PD086
2 689	Technical Innovation	2.215700.	AGM	SA	2128	IV1PD086
2 690	Festo	2.215700.	AGM	SA	2128	IV1PD086
2 692	POLIMECA	2.215700.	AGM	SA	2128	IV1PD086
2 694	Husson	2.215700.	AGM	SA	2128	IV1PD086
2 695	Como-Ari-Total LDA TOUR	2.215700.	AGM	SA	2128	IV1PD086
2 698	Comptoir elec midi	2.215700.	AGM	SA	2128	IV1PD086

Seller Listing Schedules

Asset ID	Description	Account	Category	Location	Business Unit	Project ID
2 706	Technical Innovations	2.215700.	AGM	SA	2128	IV1PD086
2 707	VWR International	2.215700.	AGM	SA	2128	IV1PD086
2 717	BIDON SECURITE IV1PD086	2.215700.	AGM	SA	2128	IV1PD086
2 718	INTEROFFICE DOC IV1PD086	2.215700.	AGM	SA	2128	IV1PD086
2 719	PATE DIAM IV1PD086	2.215700.	AGM	SA	2128	IV1PD086
2 720	DISJONCT POMPE A VIDE	2.215700.	AGM	SA	2128	IV1PD086
2 721	SUPPORT SUIVANT PLAN	2.215700.	AGM	SA	2128	IV1PD086
2 722	REPOLISSAGE MOULE IV1PD086	2.215700.	AGM	SA	2128	IV1PD086
2 733	MANDRINS DV IV1PD086	2.215700.	AGM	SA	2128	IV1PD086
2 755	02AUTO DISTRIBUTION	2.215700.	AGM	SA	2128	IV1PD086
2 856	ETUDE ET REALISATION STRACK	2.215700.	AGM	SA	2128	IV1PD086
2 960	Mentor ASSEMBLAGE	2.215100.	SPE	SA	2129	IV1PD091
2 962	Mentor ASSEMBLAGE	2.215100.	SPE	SA	2129	IV1PD091
2 963	Mentor ASSEMBLAGE	2.215100.	SPE	SA	2129	IV1PD091
2 965	Mentor MATERIEL POUR ASSEMBLAG	2.215100.	SPE	SA	2129	IV1PD091
3 127	PLAQUES SUPPORT	2.215100.	SPE	SA	2129	IV1PD091
3 137	USINAGE 20 SUPPORTS	2.215100.	SPE	SA	2129	IV1PD091
2 891	Mentor	2.215400.	SCI	SA	2129	IV1PD091
2 901	Mentor	2.215400.	SCI	SA	2129	IV1PD091
2 921	PROJET Mentor-PIGE ACIER	2.215400.	SCI	SA	2129	IV1PD091
3 070	SYSTEME DE CONTROLE DES PIECES	2.215400.	SCI	SA	2129	IV3PD007
3 071	Mentor ASSEMBLAGE	2.215400.	SCI	SA	2129	IV1PD091
3 203	USINAGE+ DIVERS MATERIEL	2.215400.	SCI	SA	2129	IV1PD091
3 211	ASSEMBLAGE Mentor	2.215400.	SCI	SA	2129	IV1PD091
3 340	APPAREIL CONTROLE VALVES DV	2.215400.	SCI	SA	2129	IV5PD012
2 678	Travaux atelier ELLA	2.215700.	AGM	SA	2129	IV1PD091
2 679	Bureau organ°	2.215700.	AGM	SA	2129	IV1PD091
2 681	SICOM	2.215700.	AGM	SA	2129	IV1PD091
2 682	Sté française de microscopie	2.215700.	AGM	SA	2129	IV1PD091
2 684	Bruneau	2.215700.	AGM	SA	2129	IV1PD091
2 686	Mettler Toledo	2.215700.	AGM	SA	2129	IV1PD091
2 723	BIDON SECURITE IV1PD091	2.215700.	AGM	SA	2129	IV1PD091
2 724	CASIERS MELAMINES IV1PD091	2.215700.	AGM	SA	2129	IV1PD091
2 725	DESSUS DE TABLES IV1PD091	2.215700.	AGM	SA	2129	IV1PD091
2 737	BTES AIGUILLES IV1PD091	2.215700.	AGM	SA	2129	IV1PD091
2 756	DOSEUR MANO	2.215700.	AGM	SA	2129	IV1PD091
2 851	ASSEMBLAGE OUTILLAGE	2.215700.	AGM	SA	2129	IV1PD091
2 854	ASSEMBLAGE	2.215700.	AGM	SA	2129	IV1PD091
2 928	PINCES COUPANTES	2.215700.	AGM	SA	2129	IV1PD091

Seller Listing Schedules

Product	Inventory in Lisses	Inventory in Sarlat	WIP in Sarlat	Total in hand	Orders pending	Excess inventory

ME1263 Plug cap; 200563-001	5,163			5,163	4,000	1163.00
ME2553 Std Dome; 200553-001						0.00
ME2554 Micro dome; 200554-001	3,955			3,955	4,000	(45.00)
ME2555 Plug strap; 200555-001	3,435		21,000	24,435	25,000	(565.00)
ME2556 Diapragm valve; 200556-001		6,108	65,000	71,108	80,000	(8892.00)
						0.00
						0.00
ME256670 Dv Body molded unassembled		28,128		28,128
ME256770 DV Seat Molded Unassembled		3,727		3,727
						0.00

Seller Listing Schedules

Annex B

Infrastructure Assets

1.	Software (Enterprise, User licenses, and maintenance agreements):

JD Edwards Enterprise One ERP Version 8.0

Vertex Tax Software System: Quantum S/U System, Taxability Mapping Tool for QSUT, Quantum S/U

Electronic Data Interface Software: Softshare Delta and ECS Software

dcLink Automated Data Capture Software

Optio e.ComIntegrate Output Management Software

TRAXi3 Shipping and Freight Management Software

Loftware Print Server Enterprise Edition

Check Point NG Firewall Software

Mail Store, domain controllers, and all associated e-mail software

McAfee Anti-Virus Software

GFI Mail Essentials Spam Filtering Software

Webroot SpySweeper Software

WSUS Windows Upgrade Software

Informatica PowerMart

Oracle Database and Support Agreements

Cognos Impromptu and Powerplay

ClinAccess

SAS Base

Seller Listing Schedules

All Help Desk software and support tools Software, Asset Problem Management Software; and Orion, Navigator - Asset, Incident & including Alloy Solar Winds - Network Management Software.

2.	Hardware and other Infrastructure Assets in Seller’s facilities at Santa Barbara, including, without limitation:

Location	Manufacturer	Model	Description	Quantity
Santa Barbara Data Center	Compaq	Deskpro EP	Workstation	1
Santa Barbara Data Center	Compaq	Deskpro EP	Workstation	1
Santa Barbara Data Center	Compaq	Evo D510	Workstation	1
Santa Barbara Data Center	Compaq	Evo D510 CMT	Workstation	1
Santa Barbara Data Center	Compaq	Proliant 3000	Server	1
Santa Barbara Data Center	Compaq	Proliant 3000	Server	1
Santa Barbara Data Center	Compaq	Proliant 3000	Server	1
Santa Barbara Data Center	Compaq	Proliant 3000	Server	1
Santa Barbara Data Center	Compaq	ProLiant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	Proliant DL360	Server	1
Santa Barbara Data Center	Compaq	PROLIANT DL360 G1	Server	1
Santa Barbara Data Center	Compaq	ProLiant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1

Seller Listing Schedules

Location	Manufacturer	Model	Description	Quantity
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	Proliant DL380	Server	1
Santa Barbara Data Center	Compaq	ProLiant DL380	Server	1
Santa Barbara Data Center	Compaq	ProLiant DL380 G4	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580	Server	1
Santa Barbara Data Center	Compaq	Proliant DL580 G1	Server	1
Santa Barbara Data Center	Compaq	Proliant PL1600	Server	1
Santa Barbara Data Center	Dell	Dell Optiplex GX110	Workstation	1
Santa Barbara Data Center	Dell	Dell Optiplex GX110	Workstation	1
Santa Barbara Data Center	Dell	Dell Optiplex GX110	Workstation	1
Santa Barbara Data Center	Extreme Networks	Alpine 3808	Core Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1

Seller Listing Schedules

Location	Manufacturer	Model	Description	Quantity
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	Extreme Networks	Summit 48si	Edge Switch	1
Santa Barbara Data Center	HP	EVA 5000	SAN	1
Santa Barbara Data Center	Liebert	System 3	Cooling System	1
Santa Barbara Data Center	Liebert	System 3	Cooling System	1
Santa Barbara Data Center	Nokia	IP380	Firewall	1
Santa Barbara Data Center	Nokia	IP380	Firewall	1
Santa Barbara Data Center	Qualstar	RLS-6227 SDLT	Tape Library	1
Santa Barbara Data Center	Toshiba	4200FA	UPS	1
SB-Internal	Compaq	Compaq Evo D510 CMT	Desktop	1
SB-Internal	Compaq	Compaq Evo D510 CMT	Desktop	1
SB-Internal	Compaq	Compaq Evo D510 CMT	Desktop	1
SB-Internal	Compaq	Compaq Evo D510 CMT	Desktop	1
SB-Internal	Compaq	Compaq Evo D510 CMT	Desktop	1
SB-Internal	Compaq	Compaq Evo D510 CMT	Desktop	1
SB-Internal	Compaq	Compaq Evo N410	Laptop	1
SB-Internal	Dell	Dell Latitude CPx H500GT	Laptop	1
SB-Internal	HP	Hewlett-Packard Compaq nx7010 (PL529UA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq dc5100 MT(PZ582UA)	Desktop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc4010 (PA741AA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc4010 (PF672AA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc4200 (PV983AW#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1

Seller Listing Schedules

Location	Manufacturer	Model	Description	Quantity
SB-Internal	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP Compaq nc8230 (PZ094UA#ABA)	Laptop	1
SB-Internal	HP	Hewlett-Packard HP d530 CMT (DG768A)	Desktop	1
SB-Internal	HP	Hewlett-Packard HP dc5000 uT (PB137UA)	Desktop	1
SB-Internal	HP	Hewlett-Packard HP dc5000 uT (PB137UA)	Desktop	1

3.	The tangible assets located at the following entities:

Mentor Medical Italia Srl
Mentor Benelux B.V.
Mentor Medical Systems Canada
Mentor Medical Systems, B.V.
Mentor Medical Systems, C.V.
Mentor Deutschland GmbH
Mentor Medical Systems Iberia S.L.
Mentor Medical Systems France, SA

Seller Listing Schedules

Annex C

Transferred Tangible Assets

1.	The following tangible assets located at Seller Subsidiary’s facilities at 3041 Skyway Circle North, Irving, TX 75038:

Asset 2585 - Ross Double Planetary Mixer purchased on 2/2003 - qty 1

Asset 2589 - Filler Assy/Pump Planetary Mixer purchased on 2/2003 - qty 1

Curing Trays
Small, P/N 314013 - qty 4, purchased on 9/2002
Medium, P/N 314014 - qty 3, purchased on 9/2002
Large, P/N 314015 - qty 2, purchased on 9/2002

Drip pan for curing trays, P/N 314016 - qty 6, purchased on 9/2002

Mandrels
Extra Small size, P/N 103009-1-005 - qty 106
Small size, P/N 103009-002 - qty 83
Medium size, P/N 103009-003 - qty 151
Large size, P/N 103009-004 - qty 79
Extra Large size, P/N 103009-1-006 - qty 110

Mandrel Rods, P/N 313362-002 - qty 250

Testicular Dipping Blocks, P/N 313362-001 - qty 11

Asset 2925 - Inner thermoform purchased on 3/2004, P/N 104468 - qty 3055

Asset 2924 - Outer thermoform purchased on 3/2004, P/N 104469 - qty 3274

Vulcanizing Platens, P/N 313747-001, qty 11; P/N 313747-002, qty 11

Vulcanizing pads, P/N 314031-001, qty 14; P/N 314031-002, qty 10

Testicular holding trays for dip coating - qty 11 (4 small, 3 medium, 4 large), Built by Mentor TX Machine Shop on 12/2002

Asset 2283 - Allen-Bradley Vulcanizer, qty 1+

Seller Listing Schedules

2.	The following tangible assets located at Seller Subsidiary’s facilities at Zernikedreef 2, 2333 CL Leiden, the Netherlands:

	LN01	FG01	450-1122	Gel Testicular S

	LN01	FG01	450-1124	Gel Testicular M

	LN01	FG01	450-1126	Gel Testicular L

	LN01	RM01	10178	Base Testicular

	LN01	RM01	10179	Cure Agent

	LN01	RM01	10181	Gel formulation testicular

	LN01	RM01	11274	Label patient lables

	LN01	RM01	11275	Label inner testicular

	LN01	RM01	11276	Label Testicular Box

	LN01	RM01	10421	Lid Inner Testicular

	LN01	RM01	10422	Lid Outer Testicular

	LN01	RM01	10323	Box Testicular

	LN01	RM01	10325	PID Testicular Gel, MLL

	LN01	RM01	10188	Shell Test S

	LN01	RM01	10189	Shell Test M

	LN01	RM01	10190	Shell Test L

	LN01	RM01	10600	Thermoform Inner Test. PC

	LN01	RM01	10601	Thermoform Outer Test. PC

	LN02	FG01	450-1122	Gel Testicular S

	LN02	FG01	450-1124	Gel Testicular M

	LN02	FG01	450-1126	Gel Testicular L

Seller Listing Schedules

5653196	WO	450-1122	S90

5664878	WO	450-1122	S90

5660825	WO	450-1124	S90

5664877	WO	450-1124	S90

5664879	WO	450-1124	S90

5664880	WO	450-1124	S90

5664881	WO	450-1124	S90

5651067	WO	450-1126	S90

5651068	WO	450-1126	S90

5653200	WO	450-1126	S90

5664876	WO	450-1126	S90

Sealers for testicular (selfmade), qty 1

Matrijzen tbv dozen testiculars (Supplier: InterGrafiPak), qty 1

Gereedschap tb. Tyvek (testiculars) (Supplier: Nelipak), qty 1

Losse pomp (Supplier: Stork), qty 1

Ombouw testicular system (Supplier: Stork), qty 1

Carbolite oven, qty 1

Bovenweger (Supplier: Sartorius), qty 1

3.	The following tangible assets:

US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1

Seller Listing Schedules

US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C510	Laptop	1
US Remote Sales	Dell	Dell Latitude C600	Laptop	1
US Remote Sales	Dell	Dell Latitude C600	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1

Seller Listing Schedules

US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	Dell	Dell Latitude C640	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx5000 (DW806AA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx7010 (DV139U#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx7010 (DV139U#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx7010 (PL529UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx7010 (PL529UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx7010 (PL529UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard Compaq nx7010 (PL529UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc4200 (PV983AW#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1

Seller Listing Schedules

US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PR175UA#ABA)	Laptop	1
US Remote Sales	HP	Hewlett-Packard HP Compaq nc8230 (PZ094UA#ABA)	Laptop	1

Healthcare Urology Marketing Literature
1/31/2006

Quantity	Description
AD CARDS, 8.5" X " product slick
1200	BTA Stat
1625	Clear Advantage
0	Dormia Stone Baskets
1000	E-Z Hold
0	EasiVac
650	Elefant Irrigation Device
1925	Dfolysil Caths
275	Freedom Clear
950	Freedom Clear LS & SS
2500	Post Cath
5575	Self-Cath Closed System
4375	Self-Cath Plus
3850	Skin Care
500	Telecath Urostomy Sampling Cath
2450	Ultra-Fresh
FORMS/SUPPLIES
1250	Mentor System Brochure(Freedom Products)
1000	Folder, old Corporate
2500	Folder, new Corporate
30	Pessary Order Form
1125	Sales Binder Tabs: Urology Healthcare
163	Sales Binder: Urology Healthcare/Surgical
525	Sales Binder: Double Vinyl Pouch
1000	Clear Poly Handled Bag
PATIENT EDUCATION MATERIALS
325	Brochure: Discharge Planner Pack
1775	Brochure: Eva Care Pessaries Use & Care
1950	Brochure: Kids Can Cath
6350	Card: Patient Reference Card
3450	Toobie Coloring Book, English
4075	Toobie Coloring Book, Spanish
1200	Clean Internittent Cath
3875	Indwelling Caths
1100	Parent Guide to Clean Intermittent Cath, English
3825	Self-Cath Closed System
1500	Self-Cath Hydrogel
8000	Self-Cath Hydrogel, Rev A
950	Self-Cath for Adolescents
2150	Urinary & Bowel continence Procedure

Seller Listing Schedules

3500	Urinary Continence Systems for Men, English
2500	Urinary Continence Systems for Men, Spanish
2275	Clean Intermittent Cath, Spanish
1350	Parents CIC Guide, Spanish
400	Pessary Video, Spanish
SURGEON LITERATURE
126	Booklet: Anatomical Prolapse & Pessary Placement Illustrations
175	Brochure: Eva Care Pessaries
5400	Brochure: Healthcare All Products
3375	Brochure: Self-Cath Hydrogel
15000	Brochure: Self-Cath Hydrogel, Rev A
100	Clinician Instructions: Pessary Fitting Tips
600	Clinician Instructions: Pessary Fitting Tips, Spanish
268	Poster: Eva Care Fitting Info
DEALER LITERATURE
500	Brochure Insert: Freedom Brand Male External Catheters
522	Brochure Insert: Freedom Brand Male External Catheters, laminated
1825	Brochure: Mentor Continence Center - MEC's
PRESCRIPTION PADS
484	Male External Catheters
933	Self-Cath
PRICE LISTS
662	Department of Veteran Affairs
2550	Clinical, July 15, 2005
2050	Dealer, July 15, 2005
436	Provider/Distributor, July 15, 2005
145	Wholesaler, July 15, 2005
CLINICIAN LITERATURE
2625	Brochure: Alpine Reusable Leg Bag
200	Brochure: Incontinence Education
5000	Brochure: Pessary Education Program
450	Instructional Aid: Clear Advantage
4200	Measurement Guide: MEC

Surgical Urology Marketing Literature
1/31/2006

Quantity	Description
AD CARDS, 8.5" X " product slick
825	Adjustable Vaginal Stent
400	Brooks Corporal Dilator Set
2150	Mick 20 Cartridge
2025	Prescription Loaded Needles
975	Prostrate Brachytherapy Needles
1225	Saline-Filled Testicular, International
400	Suspend
1150	Suspend, International

Seller Listing Schedules

1050	Titan IPP w/Resist, International
2500	Titan IPP w/Resist, International, Rev B
1400	Titan Narrow Base
7900	Prostaseed
7350	Testiculars
1325	Brochure: Excel w/Resist (2 piece implant)
FORMS & SUPPLIES
800	Direct Delivery Reciepts
8000	Urologic Specialties Request for Information
880	Sales Binder Tabs, Surgical Urology
162	Sales Binder, Surgical Urology
0	Sales Binder: Double Vinyl Pouch
PATIENT EDUCATION
575	Display Stand: Brachy Patient Guides
1500	Impotence Peer-level Program Flyer (Straight Talk)
38000	Back in Control Guide
6500	Back in Control Guide, Spanish
2075	Excel with Resist Guide
1375	Patient Suspend & Axis Guide
2075	Patient Suspend & Axis Guide, Spanish
7050	Prostate Brachytherapy Guide
2575	Prostate Brachytherapy Guide, Spanish
5700	Saline Testiculars
11250	Straight Talk About ED
4125	Straight Talk About ED, Spanish
1125	Wallet Card: Titan IPP Courtesy
175	Wallet Card: Titan IPP Courtesy, Spanish
SURGEON LITERATURE
1400	Brochure: Alpha I with Lock-Out Valve
6400	Brochure: Aris
2825	Brochure: AXIS Tutoplast Processed Dermis
3000	Brochure: Customer Support Programs
2575	Brochure: Dosimetry Planning
2900	Brochure: Genesis
2225	Brochure: Genesis with Resist, International
4375	Brochure: Isoloader
2900	Brochure: Proctorship Program
1800	Brochure: Strands
475	Brochure: Suspend and the History of Prions
900	Brochure: Suspend Pelvic Floor Reconstruction
950	Brochure: Suspend (reprint update)
4025	Brochure: Titan IPP
300	Card: Saline Testicular Filling Instructions
4800	Catalog: Urologic Specialties (Sept 2005)
195	FAX: Surgery Fax Sheet (ED)
4975	Flyer: Aris Tissue Ingrowth
9575	Flyer: Short Term Results of Aris Trans-Obturator Tape Implantation
1120	Folder: Customer Support Program

Seller Listing Schedules

1884	Folder: Womens Health
1050	Info Sheet: titan IPP with Resist Solution Absorption
0	Program Brochure: Early Detection
9	Pat Ed Program Kit Binder
0	Pat Ed Program Pateint Guide
12	Patient Marketing Program Kit Binder
200	Penile Implants Lifetime Replacement Policy
19	Physician Networking Program Kit Binder
4250	Physician Networking Program Physician Brochure
1825	Surgeon Instructions: Suspend/Axis Rehydration Card, laminated
10450	Surgical Guidelines: Pelvic Floor
1550	Surgical Protocol: Alpha I Penile Prosthesis
1775	Surgical Protocol: Excel with Resist, International
2000	Surgical Protocol: Genesis
300	Surgical Protocol: Genesis with Resist, International
VIDEOS
0	DVD: Patient Ed, Back in Control, TOT Procedure
7700	VIDEO: Patient Ed, Back in Control
2600	VIDEO: Patient, Straight Talk About ED
1679	DVD: Patient Ed, Straight Talk About ED
100	DVD: Patient Ed, Straight Talk About ED, Spanish
910	VIDEO: Patient, Straight Talk About ED, Spanish
81	VIDEO: Alpha I Inflatable Penile,Scrotal Approach, PAL
472	Alpha I Infrapubic Technique
7	VIDEO: Malleable Penile, PAL
90	VIDEO: Suspend
19	VIDEO: Suspend, PAL
42	VIDEO: Cadaveric Prolapse Sling
79	CD: Cadaveric Prolapse Sling
43	VIDEO: CaVVERS, Leach
87	CD: CaVVERS, Leach
85	VIDEO: Male Perineal Sling
92	CD: Male Perineal Sling
83	VIDEO: Penile Reconstruction Using Human Cadaveric Pericardium
43	VIDEO: Suspend Cystocele Repair, PAL
16	VIDEO: Suspend Rectocele Repair
72	CD: Suspend Rectocele Repair
30	VIDEO: Suspend Rectocele Repair, PAL
4082	VIDEO: TOT Trans-oburator Technique Surgical Procedure
38	DVD: TOT Trans-oburator Technique Surgical Procedure,
6375	DVD: La Bombita with Andres, Spanish
PRICE LIST
3350	Urology Surgical

Seller Listing Schedules

Miscellaneous Items
2/1//2006

Quantity	Urology Journal Reprints	Author
225	Management of Infected Penile Implants	Mulcahy
2950	Long Term Results with Hydroflex and Dynaflex Penile Prosthesis Device	Wilson
250	Outcome Analysis of Goal Directed Therapy for Impotence	Jarow
125	Safety and Efficacy Outcome of Mentor Alpha I Inflatable…	Goldstein
375	The Management of Localized Prostate Cancer: A Patient's Guide	Prostate cancer Clinical Guidelines Panel
598	Ultrasound-Guided transperineal Implantation of Iodine 125 and…	Do, Blasko & Ragde
821	Should Brachytherapy be considered a Therapeutic Option in Localized Prostate…	Blasko
821	Comparison of Mechanical Reliability of Original and Enhanced Mentor Alpha I…	Wilson, Cleves & Delk
3078	Application of pericardial Graft in the…	Hellstrom & Reddy
8700	Allograft Sling Material: Is It The State of the Art	Ghoniem
1600	Long Term Experience with Salvage of Infected penile Implants	Mulcahy
4551	Evaluation of Cadaceric Pericardium in the Rat for the Surgical Treatment of…	Leungwattanakihj, Bivalacqua & Justin
8800	Is Facia Lata Allograft Material Trustworthy for Pubovaginal Sling Repair	Elliott & Boone
4310	Pelvic Prolapse	Kobashi & Leach
6600	A New Technique for Cystocele Repair and Transvaginal Sling…	Kobashi, Mee & Leach
3650	Better Prospects for Stress Urinary Incontinence	Kobashi & Leach
798	Long term Mechanical Reliability of Multicomponent Inflatable…	Dubocq, Tefilli, Gheiler Li & CB
330	Diagnosis and Management of Male Sexual Dysfunction	Wilson
3100	The Use of Cadaveric Solvent…	Chaiken
7325	Male Perineal Sling	Ghoniem & Bryan
345	Efficacy, Safety and Patient Satisfaction outcomes of the AMS 700CX Inflatable…	Carson, Mulcahy, Govier & MMS 700CX Study
2550	Continuing Multicenter Follow Up of Cadaveric Prolapse Repair With…	Kobashi
2170	The Standardization of Terminology of Female Pelvic Organ Prolapse and…	Bump RC, Mattiasson A, BO K, et al
800	Empirical Dosimetric Characterization of Model I125-SL 125 Iodine	Wallace
775	Monte Carlo calculations of Dosimetry Parameters of the Urocor Prostaseed 125I	Li
375	Serial Assessment of Efficacy and Satisfaction Profiles Following Penile…	Mulhall
1900	Antimicrobial Activity of Antibiotic-Soaked Resist-Coated Bioflex	Hellstrom et al

Seller Listing Schedules

490	A Prospective Randomized Trial Comparing Tension-Free vaginal Tape	Tayac et al
400	The Why & How of Synthetic Replacement Testicles	Ortenberg & Kupper
375	Testicular Prosthesis	Beer & Kay
50	The Hydrophilic-Coated Inflatable Penile Prosthesis, 1 year	Wolster & Hellstrom
485	A Survey of Patients with Inflatable Penile Prostheses for…	Gerard, Henry, Wilson & Delk
225	Early Experience with the First Pre-Connected 3-Piece Inflatable Penile…	Goldstein et al
2925	Mentor Alpha I Inflatable Penile Prosthesis: Patient Satisfaction and Device…	Garber
450	Clinical Experience with Mentor Alpha I Inflatable Penile Prosthesis	Randrup, et al
125	A Guide to Safe Corporotomy Incisions in the Presence of Underlying…	Hakim
500	Long-Term Results of Penile Prosthetic implants	Lewis
700	Penile Curvatures and Aneurysmal Defects with the Ultrex Penile…	Kowalczyk
Misc. Program & Promotional Materials
500	Aris Pen
26	Dry Erase Boards
150	Laser Pointers
180	Padfolio
200	Straight Talk Easel
3600	Couple's Disease Hard Cover Book
1800	ARIS Mousepads
63	ARIS Spiral Bound Purchasing Committee Book
320	Back in Control Easels
50	Back in Control Incontinence Binder
45	Back in Control Reference Binder
2100	brachytherapy Keychain
36	Acrylic Stand, Large
1800	Acrylic Stand, Small
1040	Testicular templates
12600	Mentor Custom Shipping Box
1176	HydroGel Plastic Water Bottle, Sports
2730	HydroGel Can Koozie
1440	HydroGel Metal Travel Mug
6000	HydroGel Pen
3000	Mentor Healthcare Blue Pen
1200	Self-Cath Note Cube
1500	Luggage Tag
780	Calculator
1400	BTA Stat Timer
3240	BTA Stat Post It Note
22	Spinal Network Book
180	Kid On Wheels Book

Seller Listing Schedules

3120	Kids Can Cath Program Back Pack
240	Discharge Planner Back Pack